UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22126

Name of Fund: BlackRock Defined Opportunity Credit Trust (BHL)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Defined Opportunity Credit Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2012

Date of reporting period: 08/31/2012

Item 1 – Report to Stockholders

August 31, 2012

Annual Report

BlackRock Defined Opportunity Credit Trust (BHL)

BlackRock Diversified Income Strategies Fund, Inc. (DVF)

BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

BlackRock Limited Duration Income Trust (BLW)

Not FDIC Insured • No Bank Guarantee • May Lose Value

Table of Contents

2	ANNUAL REPORT	AUGUST 31, 2012

Dear Shareholder

About this time one year ago, financial markets had been upended by sovereign debt turmoil in the United States and Europe as well as growing concerns about the future of the global economy. Since then, asset prices have waxed and waned in broad strokes as investors reacted to developments in Europe’s financial situation, mixed US economic news and global central bank policy action.

After confidence crumbled in the third quarter of 2011, October brought improving economic data and more concerted efforts among European leaders toward stemming the region’s debt crisis, gradually drawing investors back to the markets. Improving sentiment carried over into early 2012 as investors felt some relief from the world’s financial woes. Volatility abated and risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012 while climbing Treasury yields pressured higher-quality fixed income assets.

Markets reversed course in the spring when Europe’s debt problems boiled over once again. High levels of volatility returned as political instability in Greece threatened the country’s membership in the euro zone. Spain faced severe deficit issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian government debt rose to levels deemed unsustainable. European leaders conferred and debated vehemently over the need for fiscal integration among the 17 nations comprising the euro currency bloc as a means to resolve the crisis for the long term.

Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, became particularly worrisome. In the United States, disappointing jobs reports dealt a crushing blow to sentiment. Risk assets sold off in the second quarter as investors again retreated to safe haven assets.

Despite the continuation of heightened market volatility, most asset classes enjoyed a robust summer rally. Global economic data continued to be mixed, but the spate of downside surprises seen in the second quarter began to recede and, outside of Europe, the risk of recession largely subsided. Central bank policy action has been a major driver of market sentiment in 2012. Investors’ anticipation for economic stimulus drove asset prices higher over the summer as the European Central Bank stepped up its efforts to support the region’s troubled nations and the US Federal Reserve reiterated its readiness to take action if economic conditions warrant.

On the whole, most asset classes advanced during the reporting period. US large cap stocks delivered strong returns for the 12 months ended August 31, 2012, while small cap stocks and high yield bonds also performed well. Despite the risk-asset rally in recent months, higher-quality investments including tax-exempt municipal bonds and US Treasury bonds posted exceptional gains by historical standards and outperformed investment-grade corporate bonds. International and emerging equities, however, lagged other asset classes amid ongoing global uncertainty. Near-zero short term interest rates kept yields on money market securities near their all-time lows.

We know that investors continue to face a world of uncertainty and volatile markets, but we also believe these challenging times present many opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“We know that investors continue to face a world of uncertainty and volatile markets, but we also believe these challenging times present many opportunities.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2012

	6-month	12-month
US large cap equities	4.14%	18.00%
(S&P 500® Index)
US small cap equities	0.89	13.40
(Russell 2000® Index)
International equities	(4.00)	(0.04)
(MSCI Europe, Australasia,
Far East Index)
Emerging market equities	(10.51)	(5.80)
(MSCI Emerging Markets
Index)
3-month Treasury bill (BofA	0.06	0.06
Merrill Lynch 3-Month
US Treasury Bill Index)
US Treasury securities	5.25	9.14
(BofA Merrill Lynch 10- Year
US Treasury Index)
US investment grade bonds	2.97	5.78
(Barclays US Aggregate
Bond Index)
Tax-exempt municipal	3.24	9.37
bonds (S&P Municipal
Bond Index )
US high yield bonds	4.80	13.84
(Barclays US Corporate
High Yield 2% Issuer
Capped Index)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of August 31, 2012	BlackRock Defined Opportunity Credit Trust

Investment Objective

BlackRock Defined Opportunity Credit Trust’s (BHL) (the “Fund”) primary investment objective is to provide high current income, with a secondary objective of long-term capital appreciation. The Fund seeks to achieve its investment objectives by investing substantially all of its assets in loan and debt instruments and loan-related and debt-related instruments (collectively “credit securities”). The Fund invests, under normal market conditions, at least 80% of its assets in any combination of the following credit securities: (i) senior secured floating rate and fixed rate loans; (ii) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt; (iii) credit securities that are rated below investment grade quality; and (iv) investment grade corporate bonds. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12 months ended August 31, 2012, the Fund returned 17.12% based on market price and 13.94% based on net asset value (“NAV”). For the same period, the closed-end Lipper Loan Participation Funds category posted an average return of 22.06% based on market price and 14.37% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•	Security selection among loan instruments across the credit quality spectrum had a positive impact on performance, with particular strength from the Fund’s higher-quality non-investment grade loan holdings. From a sector perspective, security selection within the consumer services, electric and gaming segments benefited results. The Fund’s tactical allocation to high yield bonds also boosted returns as the asset class outperformed loans and higher-duration fixed income instruments.
•	Conversely, on a sector basis, security selection in non-cable media, metals, and non-captive diversified financials detracted from performance during the period.

Describe recent portfolio activity.

•	During the period, the Fund maintained its focus on the higher quality portions of the loan market in terms of loan structure, liquidity and overall credit quality. Given mixed economic data along with global policy uncertainty and an overall weak outlook for global growth, the Fund remained cautious of lower-rated less-liquid loans. Instead, the Fund sought issuers with attractive risk-reward characteristics and superior fundamentals. The European Central Bank’s long-term refinancing operations, introduced in December 2011, were supportive of risk markets in first half of 2012. However, this development did not have a significant influence on the Fund’s view on risk within the loan market. More specifically, the Fund continued to adhere to a strict investment discipline with the goal of pursuing yield while minimizing exposure to macroeconomic risks.

Describe portfolio positioning at period end.

•	At period end, the Fund held 90% of its total portfolio in floating rate loan interests (bank loans), 7% in corporate bonds, with the remainder in asset-backed securities and common stocks. The Fund’s largest sector exposures included healthcare, technology and wireless. The Fund ended the period with economic leverage at 30% of its total managed assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	ANNUAL REPORT	AUGUST 31, 2012

BlackRock Defined Opportunity Credit Trust

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	BHL
Initial Offering Date	January 31, 2008
Yield on Closing Market Price as of August 31, 2012 ($13.94)[1]	5.90%
Current Monthly Distribution per Common Share[2]	$0.0685
Current Annualized Distribution per Common Share[2]	$0.8220
Economic Leverage as of August 31, 2012[3]	30%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change.
[3]	Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	8/31/12	8/31/11	Change	High	Low
Market Price	$13.94	$12.65	10.20%	$13.94	$11.59
Net Asset Value	$14.12	$13.17	7.21%	$14.12	$12.93

The following charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bond investments:

Portfolio Composition
	8/31/12	8/31/11
Floating Rate Loan Interests	90%	86%
Corporate Bonds	7	11
Asset-Backed Securities	2	2
Common Stocks	1	—
Other Interests	—	1

Credit Quality Allocations[4]
	8/31/12	8/31/11
BBB/Baa	12%	12%
BB/Ba	40	33
B	46	55
CCC/Caa	2	—

[4]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.
AUGUST 31, 2012	ANNUAL REPORT	5

Fund Summary as of August 31, 2012	BlackRock Diversified Income Strategies Fund, Inc.

Investment Objective

BlackRock Diversified Income Strategies Fund, Inc.’s (DVF) (the “Fund”) investment objective is to provide shareholders with high current income. The Fund seeks to achieve its investment objective by investing primarily in floating rate debt securities and instruments, including floating rate loans, bonds, certain preferred securities (including certain convertible preferred securities), notes or other debt securities or instruments which pay a floating or variable rate of interest until maturity. The Fund considers floating rate debt securities to include fixed rate debt securities held by the Fund where the Fund has entered into certain derivative transactions at either the portfolio level or with respect to an individual security held by the Fund, including interest rate swap agreements, in an attempt to convert the fixed rate payments it receives with respect to such securities into floating rate payments. The Fund may invest, under normal market conditions, a substantial portion of its assets in below investment grade quality securities. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Portfolio Management Commentary

•	On May 23, 2012, the Board of Directors of DVF approved a plan of reorganization whereby BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) will acquire all of the assets and assume all of the liabilities of DVF in exchange for newly issued shares of FRA in a merger transaction. At a shareholder meeting on September 13, 2012, DVF and FRA shareholders approved the plan of reorganization. The reorganization took place on October 5, 2012.

How did the Fund perform?

•	For the 12 months ended August 31, 2012, the Fund returned 14.97% based on market price and 14.08% based on NAV. For the same period, the closed-end Lipper Loan Participation Funds category posted an average return of 22.06% based on market price and 14.37% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed slightly during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•	Security selection among loan instruments across the credit quality spectrum had a positive impact on performance, with particular strength from the Fund’s higher-quality non-investment grade loan holdings. From a sector perspective, security selection within the consumer services, electric and gaming segments benefited results. The Fund’s tactical allocation to high yield bonds also boosted returns as the asset class outperformed loans and higher-duration fixed income instruments.
•	Conversely, on a sector basis, security selection in non-cable media and independent energy detracted from performance during the period.

Describe recent portfolio activity.

•	During the period, the Fund maintained its focus on the higher quality portions of the loan market in terms of loan structure, liquidity and overall credit quality. Given mixed economic data along with global policy uncertainty and an overall weak outlook for global growth, the Fund remained cautious of lower-rated less-liquid loans. Instead, the Fund sought issuers with attractive risk-reward characteristics and superior fundamentals. The European Central Bank’s long-term refinancing operations, introduced in December 2011, were supportive of risk markets in first half of 2012. However, this development did not have a significant influence on the Fund’s view on risk within the loan market. More specifically, the Fund continued to adhere to a strict investment discipline with the goal of pursuing yield while minimizing exposure to macroeconomic risks.

Describe portfolio positioning at period end.

•	At period end, the Fund held 87% of its total portfolio in floating rate loan interests (bank loans), 9% in corporate bonds, with the remainder in asset-backed securities, common stocks and other interests. The Fund’s largest sector exposures included healthcare, technology and wireless. The Fund ended the period with economic leverage at 31% of its total managed assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	ANNUAL REPORT	AUGUST 31, 2012

BlackRock Diversified Income Strategies Fund, Inc.

Fund Information

Symbol on NYSE	DVF
Initial Offering Date	January 31, 2005
Yield on Closing Market Price as of August 31, 2012 ($10.54)[1]	6.66%
Current Monthly Distribution per Common Share[2]	$0.0585
Current Annualized Distribution per Common Share[2]	$0.7020
Economic Leverage as of August 31, 2012[3]	31%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change.
[3]	Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	8/31/12	8/31/11	Change	High	Low
Market Price	$10.54	$9.84	7.11%	$10.59	$8.84
Net Asset Value	$10.83	$10.19	6.28%	$10.83	$9.95

The following charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bond investments:

Portfolio Composition
	8/31/12	8/31/11
Floating Rate Loan Interests	87%	80%
Corporate Bonds	9	14
Asset-Backed Securities	2	2
Common Stocks	1	2
Other Interests	1	2

Credit Quality Allocations[4]
	8/31/12	8/31/11
BBB/Baa	9%	8%
BB/Ba	38	30
B	41	47
CCC/Caa	11	8
Not Rated	1	7

[4]	Using the higher of S&P’s or Moody’s ratings.
AUGUST 31, 2012	ANNUAL REPORT	7

Fund Summary as of August 31, 2012	BlackRock Floating Rate Income Strategies Fund, Inc.

Investment Objective

BlackRock Floating Rate Income Strategies Fund, Inc.’s (FRA) (the “Fund”) investment objective is to provide shareholders with high current income and such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in floating rate debt securities, including floating or variable rate debt securities that pay interest at rates that adjust whenever a specified interest rate changes and/or which reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund invests a substantial portion of its investments in floating rate debt securities consisting of secured or unsecured senior floating rate loans that are rated below investment grade. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Portfolio Management Commentary

•	On May 23, 2012, the Board of Directors of FRA approved separate plans of reorganization whereby FRA will acquire all of the assets and assume all of the liabilities of DVF and Floating Rate Income Strategies Fund II, Inc. (FRB and with DVF, each a “Target Fund”) in exchange for newly issued shares of FRA in a merger transaction. At a shareholder meeting on September 13, 2012, each Target Fund’s and FRA’s shareholders approved their respective plan of reorganization. The reorganizations took place on October 5, 2012.

How did the Fund perform?

•	For the 12 months ended August 31, 2012, the Fund returned 21.74% based on market price and 13.91% based on NAV. For the same period, the closed-end Lipper Loan Participation Funds category posted an average return of 22.06% based on market price and 14.37% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•	Security selection among loan instruments in the middle and upper credit quality tiers had a positive impact on performance, with particular strength from the Fund’s higher-quality non-investment grade loan holdings. From a sector perspective, security selection within the consumer services, electric and gaming segments benefited results. The Fund’s tactical allocation to high yield bonds also boosted returns as the asset class outperformed loans and higher-duration fixed income instruments.
•	Conversely, on a sector basis, security selection among lower quality loan instruments detracted from performance during the period. On a sector basis, selection within non-cable media and paper had a negative impact on returns.

Describe recent portfolio activity.

•	During the period, the Fund maintained its focus on the higher quality portions of the loan market in terms of loan structure, liquidity and overall credit quality. Given mixed economic data along with global policy uncertainty and an overall weak outlook for global growth, the Fund remained cautious of lower-rated less-liquid loans. Instead, the Fund sought issuers with attractive risk-reward characteristics and superior fundamentals. The European Central Bank’s long-term refinancing operations, introduced in December 2011, were supportive of risk markets in first half of 2012. However, this development did not have a significant influence on the Fund’s view on risk within the loan market. More specifically, the Fund continued to adhere to a strict investment discipline with the goal of pursuing yield while minimizing exposure to macroeconomic risks.

Describe portfolio positioning at period end.

•	At period end, the Fund held 88% of its total portfolio in floating rate loan interests (bank loans), 10% in corporate bonds, with the remainder in asset-backed securities. The Fund’s largest sector exposures included healthcare, technology and wireless. The Fund ended the period with economic leverage at 30% of its total managed assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	ANNUAL REPORT	AUGUST 31, 2012

BlackRock Floating Rate Income Strategies Fund, Inc.

Fund Information

Symbol on NYSE	FRA
Initial Offering Date	October 31, 2003
Yield on Closing Market Price as of August 31, 2012 ($15.20)[1]	6.08%
Current Monthly Distribution per Common Share[2]	$0.077
Current Annualized Distribution per Common Share[2]	$0.924
Economic Leverage as of August 31, 2012[3]	30%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change.
[3]	Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	8/31/12	8/31/11	Change	High	Low
Market Price	$15.20	$13.33	14.03%	$15.31	$12.33
Net Asset Value	$14.98	$14.04	6.70%	$14.98	$13.74

The following charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bond investments:

Portfolio Composition
	8/31/12	8/31/11
Floating Rate Loan Interests	88%	81%
Corporate Bonds	10	15
Asset-Backed Securities	2	3
Common Stocks	—	—
Other Interests	—	1

Credit Quality Allocations[4]
	8/31/12	8/31/11
BBB/Baa	8%	9%
BB/Ba	34	36
B	44	49
CCC/Caa	8	3
Not Rated	6	3

[4]	Using the higher of S&P’s or Moody’s ratings.
AUGUST 31, 2012	ANNUAL REPORT	9

Fund Summary as of August 31, 2012	BlackRock Limited Duration Income Trust

Investment Objective

BlackRock Limited Duration Income Trust’s (BLW) (the “Fund”) investment objective is to provide current income and capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in three distinct asset classes:

•	intermediate duration, investment grade corporate bonds, mortgage-related securities, asset-backed securities and US Government and agency securities;
•	senior, secured floating rate loans made to corporate and other business entities; and
•	US dollar-denominated securities of US and non-US issuers rated below investment grade and, to a limited extent, non-US dollar denominated securities of non-US issuers rated below investment grade.

The Fund’s portfolio normally has an average portfolio duration of less than five years (including the effect of anticipated leverage), although it may be longer from time to time depending on market conditions. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12 months ended August 31, 2012, the Fund returned 21.68% based on market price and 13.86% based on NAV. For the same period, the closed-end Lipper High Yield Funds (Leveraged) category posted an average return of 22.72% based on market price and 16.49% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•	Security selection in the wireless, consumer services and electric sectors had a positive impact on the Fund’s performance. The Fund’s tactical exposure to equity securities proved beneficial as demand for riskier assets improved over the 12-month period.
•	The Fund differs from its Lipper category competitors, which invest primarily in high yield bonds, in that the Fund also invests in floating rate loan interests (bank loans), investment grade credits and securitized assets. While the Fund’s allocations to these other asset classes did not detract from performance on an absolute basis, they underperformed high yield bonds for the period. Security selection in the non-cable media, independent energy and paper sectors hindered returns for the period.

Describe recent portfolio activity.

•	The 12-month period began with severe market volatility in reaction to headwinds from Europe’s debt crisis and a possible US government shutdown. However, the environment shifted in December when the European Central Bank announced its program of long-term refinancing operations. As financial market conditions improved, the Trust selectively added back some risk in names with appealing risk-reward characteristics. Over the first eight months of 2012, the high yield market surged, prompting the Trust to moderate its risk profile. The Trust’s view on high yield remained positive throughout this period; however, as average prices moved north of par for the market, the Trust became increasingly focused on higher-quality, income-oriented credit names with stable fundamentals and an attractive coupon rate, since the potential for price appreciation had largely diminished. Given global growth concerns posing a persistent threat and fueling uncertainty, the Trust continued to favor issuers in mature industries that exhibit consistent cash flows and good earnings visibility and debt instruments that are backed by profitable assets. The Trust generally remained cautious of cyclical credits that tend to be more vulnerable to slower economic growth and/or macroeconomic weakness.

Describe portfolio positioning at period end.

•	At period end, the Fund held 46% of its total portfolio in corporate bonds, 34% in floating rate loan interests (bank loans) and 8% in non-agency mortgage-backed securities, with the remainder in US Government sponsored agency securities, asset-backed securities, common stocks and taxable municipal bonds. The Fund’s largest sector exposures included healthcare, non-captive diversified financials and wireless. The Fund ended the period with economic leverage at 32% of its total managed assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	ANNUAL REPORT	AUGUST 31, 2012

BlackRock Limited Duration Income Trust

Fund Information

Symbol on NYSE	BLW
Initial Offering Date	July 30, 2003
Yield on Closing Market Price as of August 31, 2012 ($18.00)[1]	7.17%
Current Monthly Distribution per Common Share[2]	$0.1075
Current Annualized Distribution per Common Share[2]	$1.2900
Economic Leverage as of August 31, 2012[3]	32%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change.
[3]	Represents reverse repurchase agreements outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowing) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	8/31/12	8/31/11	Change	High	Low
Market Price	$18.00	$16.01	12.43%	$18.24	$15.00
Net Asset Value	$17.38	$16.52	5.21%	$17.38	$15.92

The following charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bond and US government securities investments:

Portfolio Composition
	8/31/12	8/31/11
Corporate Bonds	46%	40%
Floating Rate Loan Interests	34	31
Non-Agency Mortgage-Backed Securities	8	10
US Government Sponsored Agency Securities	6	11
Asset-Backed Securities	4	5
Common Stocks	1	1
Taxable Municipal Bonds	1	1
Other Interests	—	1

Credit Quality Allocations[4]
	8/31/12	8/31/11
AAA/Aaa[5]	12%	17%
AA/Aa	1	2
A	6	5
BBB/Baa	15	15
BB/Ba	26	26
B	30	27
CCC/Caa	8	7
D	—	1
Not Rated	2	—

[4]	Using the higher of S&P’s or Moody’s ratings.
[5]	Includes US Government Sponsored Agency securities and US Treasury Obligations, which were deemed AAA/Aaa by the investment advisor.
AUGUST 31, 2012	ANNUAL REPORT	11

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and NAV of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by borrowing through a credit facility or through entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

To illustrate these concepts, assume a Fund’s capitalization is $100 million and it borrows for an additional $30 million, creating a total value of $130 million available for investment in long-term securities. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays borrowing costs and interest expense on the $30 million of borrowings based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from the borrowings earn income based on long-term interest rates. In this case, the borrowing costs and interest expense of the borrowings is significantly lower than the income earned on the Fund’s long-term investments, and therefore the Fund’s shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Funds’ debt securities does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively in addition to the impact on Fund performance from leverage from borrowings discussed above.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds are permitted to issue senior securities representing indebtedness up to 33 1/3% of their total managed assets (each Fund’s net assets plus the proceeds of any outstanding borrowings). If the Funds segregate liquid assets having a value not less than the repurchase price (including accrued interest), a reverse repurchase agreement will not be considered a senior security and therefore will not be subject to this limitation. In addition, each Fund voluntarily limits its aggregate economic leverage to 50% of its managed assets. As of August 31, 2012, the Funds had aggregate economic leverage from reverse repurchase agreements and/or borrowings through a credit facility as a percentage of their total managed assets as follows:

Percent of
Economic
Leverage
BHL	30%
DVF	31%
FRA	30%
BLW	32%

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

12	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments August 31, 2012	BlackRock Defined Opportunity Credit Trust (BHL)
(Percentages shown are based on Net Assets)

		Par
Asset-Backed Securities		(000)	Value
Fraser Sullivan CLO Ltd., Series 2012-7A, Class C,
4.47%, 4/20/23 (a)(b)	USD	215	$191,049
Gannett Peak CLO Ltd., Series 2006-1X, Class A2,
0.81%, 10/27/20 (b)		265	223,263
Goldentree Loan Opportunities VI Ltd., Series
2012-6A, Class D, 4.66%, 4/17/22 (a)(b)		350	318,185
Goldman Sachs Asset Management CLO Plc,
Series 2007-1A, Class B, 0.89%, 8/01/22 (a)(b)		580	490,100
Highbridge Loan Management Ltd., Series 2012-1A,
Class C, 5.71%, 9/20/22 (a)(b)(c)		350	323,050
ING Investment Management, Series 2012-2A,
Class D, 4.99%, 10/15/22 (a)(b)		350	312,063
LCM LP, Series 11A, Class D2,
4.41%, 4/19/22 (a)(b)		375	328,125
MAPS CLO Fund LLC, Series 2005-1A, Class C,
1.42%, 12/21/17 (a)(b)		260	246,662
Race Point CLO, Series 2012-6A, Class D,
4.93%, 5/24/23 (a)(b)		250	225,925
Symphony CLO Ltd., Class D (a)(b):
Series 2012-10A, 5.69%, 7/23/23		350	323,750
Series 2012-9A, 4.71%, 4/16/22		500	445,600
Total Asset-Backed Securities — 2.7%			3,427,772

Common Stocks (d)		Shares
Auto Components — 0.3%
Delphi Automotive Plc		13,881	420,455
Hotels, Restaurants & Leisure — 0.2%
BLB Worldwide Holdings, Inc.		21,020	241,730
Software — 0.3%
HMH Holdings/EduMedia		13,505	330,866
Total Common Stocks — 0.8%			993,051

		Par
Corporate Bonds		(000)
Airlines — 0.2%
American Airlines Pass-Through Trust, Series
2011-2, Class A, 8.63%, 10/15/21	USD	125	132,704
Delta Air Lines, Inc., Series 2009-1 Series B,
9.75%, 6/17/18		53	57,610
			190,314
Auto Components — 0.9%
Icahn Enterprises LP:
7.75%, 1/15/16		785	824,250
8.00%, 1/15/18		340	362,100
			1,186,350
Chemicals — 0.2%
Hexion US Finance Corp., 6.63%, 4/15/20		130	131,300
INEOS Finance Plc, 8.38%, 2/15/19 (a)		110	115,775
			247,075
Commercial Banks — 0.1%
CIT Group, Inc., 7.00%, 5/02/16 (a)		144	144,731

		Par
Corporate Bonds		(000)	Value

Commercial Services & Supplies — 0.3%
ARAMARK Corp., 3.94%, 2/01/15 (b)	USD	65	$64,838
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (a)		322	339,558
			404,396
Communications Equipment — 0.5%
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20		380	403,750
10.13%, 7/01/20		250	268,125
			671,875
Consumer Finance — 0.3%
Inmarsat Finance Plc, 7.38%, 12/01/17 (a)		325	353,437
Diversified Financial Services — 0.7%
Ally Financial, Inc., 2.62%, 12/01/14 (b)		440	432,458
FCE Bank Plc, 7.13%, 1/15/13	EUR	50	64,148
Reynolds Group Issuer, Inc.:
7.13%, 4/15/19	USD	120	129,300
6.88%, 2/15/21		185	200,263
			826,169
Diversified Telecommunication Services — 0.1%
ITC Deltacom, Inc., 10.50%, 4/01/16		140	150,850
Energy Equipment & Services — 0.1%
FTS International Services LLC / FTS International
Bonds Inc., 8.13%, 11/15/18 (a)		155	160,038
Health Care Providers & Services — 0.8%
CHS/Community Health Systems, Inc.,
5.13%, 8/15/18		358	369,187
HCA, Inc., 6.50%, 2/15/20		400	439,500
Tenet Healthcare Corp., 6.25%, 11/01/18		185	200,841
			1,009,528
Health Care Technology — 0.8%
IMS Health, Inc., 12.50%, 3/01/18 (a)		850	998,750
Household Durables — 0.1%
Beazer Homes USA, Inc., 6.63%, 4/15/18 (a)		180	184,050
Independent Power Producers & Energy Traders — 1.7%
Calpine Corp., 7.25%, 10/15/17 (a)		245	262,150
Energy Future Holdings Corp., 10.00%, 1/15/20		285	314,213
Energy Future Intermediate Holding Co. LLC,
10.00%, 12/01/20		1,405	1,577,112
			2,153,475
IT Services — 0.2%
First Data Corp., 6.75%, 11/01/20 (a)		245	243,163
Machinery — 0.1%
UR Financing Escrow Corp., 5.75%, 7/15/18 (a)		80	84,600
Media — 1.4%
AMC Networks, Inc., 7.75%, 7/15/21		105	118,913
Clear Channel Worldwide Holdings, Inc.:
Series A, 9.25%, 12/15/17		185	200,262
Series B, 9.25%, 12/15/17		850	923,312
Unitymedia Hessen GmbH & Co. KG,
8.13%, 12/01/17 (a)		500	541,250
			1,783,737

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the	CAD	Canadian Dollar	GBP	British Pound
Schedule of Investments, the names and descriptions	DIP	Debtor-In-Possession	GO	General Obligation Bonds
of many of the securities have been abbreviated	EBITDA	Earnings Before Interest, Taxes,	LIBOR	London Interbank Offered Rate
according to the following list:		Depreciation and Amortization	USD	US Dollar
	EUR	Euro
	FKA	Formerly Known As

See Notes to Financial Statements.

AUGUST 31, 2012	ANNUAL REPORT	13

Schedule of Investments (continued)	BlackRock Defined Opportunity Credit Trust (BHL)
(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value
Oil, Gas & Consumable Fuels — 0.2%
Coffeyville Resources LLC, 9.00%, 4/01/15 (a)	USD	126	$134,190
EP Energy LLC/EP Energy Finance, Inc.,
6.88%, 5/01/19 (a)		145	155,512
			289,702
Paper & Forest Products — 0.1%
Longview Fibre Paper & Packaging, Inc.,
8.00%, 6/01/16 (a)		155	160,425
Pharmaceuticals — 0.2%
Valeant Pharmaceuticals International,
6.50%, 7/15/16 (a)		185	195,175
Real Estate Management & Development — 0.1%
Realogy Corp., 7.63%, 1/15/20 (a)		165	179,850
Wireless Telecommunication Services — 1.7%
Cricket Communications, Inc., 7.75%, 5/15/16		1,125	1,186,875
Sprint Nextel Corp. (a):
9.00%, 11/15/18		290	342,200
7.00%, 3/01/20		550	602,250
			2,131,325
Total Corporate Bonds — 10.8%			13,749,015

Floating Rate Loan Interests (b)
Aerospace & Defense — 1.6%
DynCorp International, Term Loan B,
6.25%, 7/07/16		302	301,703
SI Organization, Inc., Term Loan B,
4.50%, 11/22/16		416	404,947
Spirit Aerosystems, Inc., Term Loan B,
3.75%, 4/18/19		369	369,691
TransDigm, Inc.:
Add on Term Loan B2, 4.00%, 2/14/17		179	180,071
Term Loan B, 4.00%, 2/14/17		533	534,513
Wesco Aircraft Hardware Corp., Term Loan B,
4.25%, 4/07/17		294	293,433
			2,084,358
Airlines — 0.8%
Delta Air Lines, Inc., Credit, Term Loan B,
5.50%, 4/20/17		1,002	1,009,413
US Airways Group, Inc., Term Loan,
2.74%, 3/21/14		55	53,144
			1,062,557
Auto Components — 2.8%
Autoparts Holdings Ltd., First Lien Term Loan,
6.50%, 7/28/17		645	632,222
Federal-Mogul Corp.:
Term Loan B, 2.17%—2.18%, 12/29/14		869	829,503
Term Loan C, 2.17%—2.18%, 12/28/15		296	282,464
The Goodyear Tire & Rubber Co., Term Loan
(Second Lien), 4.75%, 4/30/19		1,150	1,145,687
Schaeffler AG, Term Loan C2,
6.00%, 1/27/17		380	381,110
UCI International, Inc., Term Loan B,
5.50%, 7/26/17		345	345,612
			3,616,598
Biotechnology — 0.5%
Grifols, Inc., Term Loan B, 4.50%, 6/01/17		638	639,354
Building Products — 3.4%
Armstrong World Industries, Inc., Term Loan B,
4.00%, 3/09/18		764	761,307
CPG International, Inc., Term Loan B,
6.00%, 2/18/17		788	775,195

		Par
Floating Rate Loan Interests (b)		(000)	Value
Building Products (concluded)
Goodman Global, Inc., Initial Term Loan (First Lien),
5.75%, 10/28/16	USD	2,094	$2,096,218
Momentive Performance Materials, Inc. (Nautilus),
Extended Term Loan, 3.62%, 5/05/15	EUR	560	644,937
			4,277,657
Capital Markets — 2.0%
American Capital Holdings, Term Loan,
5.50%, 7/19/16	USD	513	514,924
HarbourVest Partners LLC, Term Loan B,
6.25%, 12/16/16		754	753,082
Nuveen Investments, Inc.:
Extended (First Lien), Term Loan,
5.95%–5.96%, 5/13/17		391	391,256
Extended Term Loan, 5.92%–5.95%, 5/12/17		782	784,338
Incremental Term Loan, 7.25%, 5/13/17		160	160,720
			2,604,320
Chemicals — 6.0%
American Rock Salt Holdings LLC, Term Loan,
5.50%, 4/25/17		607	589,749
Ashland, Inc., Term Loan B, 3.75%, 8/23/18		278	279,085
Chemtura Corp., Exit Term Loan B, 5.50%, 8/27/16		750	752,190
Evergreen Acqco 1 LP, Term Loan B,
6.25%, 7/09/19		355	358,330
Gentek, Inc., Term Loan, 5.00%–5.75%, 10/06/15		384	381,623
INEOS US Finance LLC:
3 Year Term Loan, 5.50%, 5/04/15		90	90,448
6 Year Term Loan, 6.50%, 5/04/18		1,883	1,886,112
Nexeo Solutions LLC, Term Loan B,
5.00%, 9/08/17		568	552,555
PolyOne Corp., Term Loan, 5.00%, 12/20/17		184	184,627
PQ Corp.(FKA Niagara Acquisition, Inc.),
Term Loan B, 3.98%, 7/30/14		1,071	1,051,505
Styron Sarl LLC, Term Loan B, 8.00%, 8/02/17		251	233,755
Tronox, Inc.:
Delayed Draw Term Loan, 4.25%, 2/08/18		159	158,189
Term Loan B, 4.25%, 2/08/18		581	580,027
Univar, Inc., Term Loan B, 5.00%, 6/30/17		600	595,791
			7,693,986
Commercial Services & Supplies — 5.7%
ACCO Brands Corp., Term Loan B, 4.25%, 4/30/19		856	854,990
Altegrity, Inc.(FKA US Investigations Services, Inc.),
Tranche D Term Loan, 7.75%, 2/20/15		629	625,877
ARAMARK Corp.:
Extended Term Loan B, 3.48%, 7/26/16		211	210,008
Extended Term Loan C,
3.48%–3.71%, 7/26/16		116	115,948
Letter of Credit, 3.50%, 7/26/16		14	13,811
Letter of Credit Facility, 3.50%, 7/26/16		9	9,341
AWAS Finance Luxembourg 2012 SA, Term Loan,
5.75%, 7/16/18		315	315,000
AWAS Finance Luxembourg Sarl, Term Loan B,
5.25%, 6/10/16		353	353,155
Delos Aircraft, Inc., Term Loan B2, 4.75%, 4/12/16		825	833,250
KAR Auction Services, Inc., Term Loan B,
5.00%, 5/19/17		1,187	1,186,365
Protection One, Inc., Term Loan, 5.75%, 3/21/19		564	569,223
Synagro Technologies, Inc., Term Loan B,
2.24%, 4/02/14		861	763,746
Volume Services America, Inc., Term Loan B,
10.50%–10.75%, 9/16/16		491	491,250
West Corp., Term Loan B6, 5.75%, 6/29/18		900	902,817
			7,244,781

See Notes to Financial Statements.

14	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (continued)	BlackRock Defined Opportunity Credit Trust (BHL)
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (b)		(000)	Value
Communications Equipment — 3.0%
Avaya, Inc.:
Extended Term Loan B3, 4.93%, 10/26/17	USD	128	$114,492
Term Loan B1, 3.18%, 10/24/14		790	758,261
CommScope, Inc., Term Loan, 4.25%, 1/12/18		814	813,775
Zayo Group, LLC, Term Loan B, 7.13%, 7/02/19		2,085	2,115,629
			3,802,157
Construction & Engineering — 0.9%
BakerCorp. International, Inc., Term Loan B,
4.75%, 6/01/18		361	359,876
Safway Services LLC, First Out Term Loan,
9.00%, 12/16/17		750	750,000
			1,109,876
Construction Materials — 2.0%
HD Supply, Inc., Senior Debt B, 7.25%, 10/12/17		2,500	2,554,175
Consumer Finance — 0.8%
Springleaf Financial Funding Co., Term Loan,
5.50%, 5/10/17		1,060	1,023,695
Containers & Packaging — 0.7%
Berry Plastics Holding Corp., Term Loan C,
2.23%, 4/03/15		248	245,707
Sealed Air Corp., Term Loan B, 4.75%, 10/03/18		610	613,708
			859,415
Diversified Consumer Services — 3.3%
Coinmach Service Corp.:
Delayed Draw Term Loan,
3.24%–3.33%, 11/20/14		242	232,031
Term Loan B, 3.33%, 11/20/14		891	854,720
Education Management LLC, Term Loan C3,
8.25%, 3/29/18		309	272,061
Laureate Education, Inc., Extended Term Loan,
5.25%, 6/18/18		1,021	995,728
ServiceMaster Co.:
Delayed Draw Term Loan, 2.74%, 7/24/14		113	112,218
Term Loan, 2.75%–2.97%, 7/24/14		1,134	1,126,895
Weight Watchers International, Inc., Term Loan F,
4.00%, 3/15/19		603	595,818
			4,189,471
Diversified Financial Services — 2.4%
Residential Capital LLC:
DIP Term Loan A1, 5.00%, 11/18/13		580	581,450
DIP Term Loan A2, 6.75%, 11/18/13		85	85,992
Reynolds Group Holdings, Inc.:
Term Loan B, 6.50%, 2/09/18		1,211	1,218,224
Term Loan C, 6.50%, 8/09/18		1,113	1,127,380
			3,013,046
Diversified Telecommunication Services — 5.2%
Hawaiian Telcom Communications, Inc., Term Loan
B, 7.00%, 2/28/17		530	536,625
Integra Telecom Holdings, Inc., Term Loan B,
9.25%, 4/15/15		809	796,372
Level 3 Financing, Inc.:
2016 Term Loan B, 4.75%, 2/01/16		795	796,590
2019 Term Loan B, 5.25%, 8/01/19		650	650,949
Term Loan B2, 5.75%, 9/03/18		1,800	1,804,752
Term Loan B3, 5.75%, 8/31/18		550	551,452
Telesat LLC, Term Loan B, 4.25%, 3/28/19		745	743,257
US Telepacific Corp., Term Loan B,
5.75%, 2/23/17		742	708,450
			6,588,447

		Par
Floating Rate Loan Interests (b)		(000)	Value
Electronic Equipment, Instruments & Components — 0.9%
CDW LLC, Extended Term Loan, 4.00%, 7/14/17	USD	519	$512,160
Sensata Technologies Finance Co. LLC, Term Loan,
4.00%, 5/11/18		602	602,723
			1,114,883
Energy Equipment & Services — 2.9%
Dynegy Midwest Generation LLC, Coal Co. Term
Loan, 9.25%, 8/04/16		514	533,286
Dynegy Power LLC, Gas Co. Term Loan,
9.25%, 8/04/16		578	604,663
MEG Energy Corp., Term Loan B, 4.00%, 3/16/18		1,538	1,540,113
Tervita Corp. (FKA CCS Corp.):
Incremental Term Loan, 6.50%, 10/17/14		348	347,961
Term Loan B, 3.23%, 11/14/14		742	728,205
			3,754,228
Food & Staples Retailing — 1.9%
AB Acquisitions UK Topco 2, Term Loan B1,
3.52%, 7/09/15	GBP	900	1,348,681
Pilot Travel Centers LLC, Term Loan B2,
4.25%, 8/07/19	USD	485	486,212
US Foods, Inc.(FKA U.S. Foodservice, Inc.),
Extended Term Loan B, 5.75%, 3/31/17		620	599,115
			2,434,008
Food Products — 3.1%
Advance Pierre Foods:
Term Loan (First Lien), 7.00%, 9/30/16		848	852,259
Term Loan (Second Lien), 11.25%, 9/29/17		550	553,300
Del Monte Foods Co., Term Loan, 4.50%, 3/08/18		1,113	1,097,527
Michael Foods Group, Inc., Term Loan,
4.25%, 2/23/18		181	181,149
Pinnacle Foods Finance LLC:
Extended Term Loan B, 3.75%, 10/03/16		40	39,244
Term Loan E, 4.75%, 10/17/18		502	499,900
Solvest Ltd. (Dole):
Term Loan B-2, 5.00%–6.00%, 7/06/18		279	279,281
Term Loan C-2, 5.00%–6.00%, 7/06/18		499	499,767
			4,002,427
Health Care Equipment & Supplies — 5.3%
Bausch & Lomb, Inc., Term Loan B,
5.25%, 5/17/19		1,330	1,334,429
Biomet, Inc., Term Loan B,
3.23%–3.47%, 3/25/15		312	310,911
BSN Medical Acquisition Holding GmbH,
Term Loan B, 6.00%, 7/27/19		385	385,962
DJO Finance LLC:
Extended Term Loan B2, 5.23%, 11/01/16		190	189,731
Term Loan B3, 6.25%, 9/15/17		1,057	1,058,228
Hologic, Inc., Term Loan B, 4.50%, 8/01/19		1,760	1,770,683
Hupah Finance, Inc., Term Loan B,
6.25%, 1/21/19		354	355,440
Iasis Healthcare LLC, Term Loan, 5.00%, 5/03/18		348	342,109
Immucor, Inc., Term Loan B, 7.25%, 8/17/18		819	821,883
LHP Hospital Group, Inc., Term Loan,
9.00%, 7/03/18		215	216,612
			6,785,988
Health Care Providers & Services — 4.7%
Community Health Systems, Inc., Extended Term
Loan B, 3.92%–3.96%, 1/25/17		41	41,442
ConvaTec, Inc., Term Loan, 5.75%, 12/22/16		581	581,894
DaVita, Inc.:
Term Loan B, 4.50%, 10/20/16		1,011	1,013,396
Term Loan B2, 4.00%, 9/02/19		630	626,951
Emergency Medical Services Corp., Term Loan,
5.25%, 5/25/18		662	660,696

See Notes to Financial Statements.

AUGUST 31, 2012	ANNUAL REPORT	15

Schedule of Investments (continued)	BlackRock Defined Opportunity Credit Trust (BHL)
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (b)		(000)	Value
Health Care Providers & Services (concluded)
Harden Healthcare LLC:
Add on Term Loan A, 7.75%, 3/02/15	USD	443	$429,154
Term Loan A, 8.50%, 3/02/15		294	288,005
HCA, Inc., Extended Term Loan B3,
3.48%, 5/01/18		235	231,292
inVentiv Health, Inc.:
Combined Term Loan, 6.50%, 8/04/16		345	321,137
Incremental Term Loan B-3, 6.75%, 5/15/18		406	379,036
Medpace, Inc., Term Loan,
6.50%–7.25%, 6/16/17		527	502,881
Sheridan Holdings, Inc., First Lien Term Loan,
6.00%, 6/29/18		300	300,249
US Renal Care, Inc., First Lien Term Loan,
6.25%–7.25%, 7/02/19		515	518,862
Vanguard Health Holding Co. II LLC (Vanguard
Health Systems, Inc.), Term Loan B,
5.00%, 1/29/16		60	59,812
			5,954,807
Health Care Technology — 1.4%
IMS Health, Inc., Term Loan B, 4.50%, 8/25/17		550	551,425
Kinetic Concepts, Inc., Term Loan B,
7.00%, 5/04/18		926	933,800
MedAssets, Inc., Term Loan, 5.25%, 11/16/16		345	346,324
			1,831,549
Hotels, Restaurants & Leisure — 7.1%
Alpha D2 Ltd., Term Loan B, 5.75%, 4/28/17		589	591,585
Ameristar Casinos, Inc., Term Loan B,
4.00%, 4/16/18		563	564,289
Boyd Gaming Corp., Incremental Term Loan,
6.00%, 12/17/15		385	388,221
Caesars Entertainment Operating Co., Inc.:
Extended Term Loan B6, 5.49%, 1/26/18		95	83,511
Incremental Term Loan B4, 9.50%, 10/31/16		492	501,908
Term Loan B1, 3.24%, 1/28/15		177	167,610
Term Loan B3, 3.24%–3.46%, 1/28/15		2,260	2,143,089
DineEquity, Inc., Term Loan B,
4.25%–5.25%, 10/19/17		37	37,170
Dunkin’ Brands, Inc., Term Loan B2,
4.00%, 11/23/17		1,140	1,127,861
Golden Living, Term Loan, 5.00%, 5/04/18		147	140,156
OSI Restaurant Partners LLC:
Revolver, 2.49%–2.56%, 6/14/13		4	4,454
Term Loan B, 2.56%, 6/14/14		45	44,893
Sabre, Inc., Non-Extended Initial Term Loan,
2.23%, 9/30/14		146	144,811
SeaWorld Parks & Entertainment, Inc., Term Loan B,
4.00%, 8/17/17		442	442,104
Six Flags Theme Parks, Inc., Term Loan B,
4.25%, 12/20/18		690	691,615
Station Casinos, Inc., Term Loan B1,
3.23%, 6/17/16		393	373,057
Twin River Worldwide Holdings, Inc., Term Loan,
8.50%, 11/05/15		485	486,347
Wendy’s International, Inc., Term Loan B,
4.75%, 5/15/19		1,085	1,089,839
			9,022,520
Household Products — 0.5%
Prestige Brands, Inc., Term Loan,
5.25%–6.25%, 1/31/19		591	595,195
Independent Power Producers & Energy Traders — 1.0%
The AES Corp., Term Loan, 4.25%, 6/01/18		988	989,969
Calpine Corp., Term Loan B, 4.50%, 4/02/18		215	215,297
GenOn Energy, Inc., Term Loan B,
6.00%, 12/01/17		125	125,899
			1,331,165

		Par
Floating Rate Loan Interests (b)		(000)	Value
Industrial Conglomerates — 2.0%
Sequa Corp.:
Incremental Term Loan, 6.25%, 12/03/14	USD	199	$199,235
Term Loan, 3.69%–3.72%, 12/03/14		2,388	2,371,737
			2,570,972
Insurance — 0.8%
Asurion LLC, Term Loan (First Lien),
5.50%, 5/24/18		299	299,376
CNO Financial Group, Inc., Term Loan B,
6.25%, 9/30/16		716	717,687
			1,017,063
Internet Software & Services — 0.4%
Web.com Group, Inc., Term Loan B,
7.00%, 10/27/17		528	525,524
IT Services — 5.7%
Ceridian Corp., Extended Term Loan,
5.99%, 5/09/17		697	696,219
First Data Corp.:
Extended 2018 Term Loan B, 4.24%, 3/23/18		2,910	2,747,073
Non-Extended Term Loan B-1, 2.99%, 9/24/14		140	137,612
Non-Extended Term Loan B-3, 2.99%, 9/24/14		86	84,349
Genpact International, Inc., Term Loan B,
4.25, 8/16/19		765	765,000
InfoGroup, Inc., Term Loan, 5.75%, 5/25/18		345	305,143
iPayment, Inc., Term Loan B, 5.75%, 5/08/17		494	493,500
Neustar, Inc., Term Loan B, 5.00%, 11/08/18		407	408,959
SunGard Data Systems, Inc. (Solar Capital Corp.),
Term Loan B, 3.86%–4.06%, 2/26/16		143	142,656
TransUnion LLC, Term Loan B, 5.50%, 2/12/18		1,450	1,459,345
			7,239,856
Leisure Equipment & Products — 0.8%
Eastman Kodak Co., DIP Term Loan B,
8.50%, 7/19/13		522	517,493
FGI Operating Company, LLC, Term Loan,
5.50%–6.50%, 4/19/19		515	516,612
			1,034,105
Machinery — 2.7%
Intelligrated, Inc., First Lien Term Loan,
6.75%, 7/30/18		400	396,000
Navistar International Corp., Term Loan B,
7.00%, 8/17/17		437	438,909
Rexnord Corp., Term Loan B, 5.00%, 4/02/18		313	314,657
Terex Corp.:
Term Loan, 6.00%, 4/28/17	EUR	60	74,528
Term Loan B, 5.50%, 4/28/17	USD	601	603,727
Tomkins LLC, Term Loan B, 4.25%, 9/29/16		1,113	1,115,910
Wabash National Corp., Term Loan B,
6.00%, 5/02/19		549	552,054
			3,495,785
Media — 17.1%
Acosta, Inc., Term Loan B, 5.75%, 3/01/18		236	236,982
Affinion Group, Inc., Term Loan B, 5.00%, 7/15/15		263	223,092
AMC Entertainment, Inc., Term Loan B3,
4.25%, 2/22/18		323	323,698
AMC Networks, Inc., Term Loan B,
4.00%, 12/31/18		792	791,509
Atlantic Broadband Finance LLC, 1st Lien
Term Loan, 5.25%, 4/04/19		455	455,428
BBHI Acquisition LLC (FKA Bresnan
Telecommunications Co. LLC), Term Loan B,
4.50%, 12/14/17		1,180	1,183,391
Capsugel Holdings US, Inc., Term Loan B,
4.75%, 8/01/18		569	570,125
Catalina Marketing Corp., Extended Term Loan B,
5.73%, 9/29/17		538	530,240

See Notes to Financial Statements.

16	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (continued)	BlackRock Defined Opportunity Credit Trust (BHL)
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (b)		(000)	Value
Media (concluded)
Cengage Learning Acquisitions, Inc.:
Non-Extended Term Loan, 2.49%, 7/03/14	USD	228	$209,873
Tranche 1 Incremental, 7.50%, 7/03/14		369	355,431
Charter Communications Operating LLC:
Extended Term Loan C, 3.49%, 9/06/16		807	805,398
Term Loan D, 4.00%, 5/15/19		314	314,112
Clarke American Corp., Term Facility B,
2.73%–2.96%, 6/30/14		89	79,996
Clear Channel Communications, Inc.:
Term Loan B, 3.88%, 1/28/16		846	655,456
Term Loan C, 3.88%, 1/28/16		158	119,790
Cumulus Media, Inc., First Lien Term Loan,
5.75%, 9/17/18		612	612,773
EMI Music Publishing Ltd., Term Loan B,
5.50%, 6/29/18		360	362,430
Gray Television, Inc., Term Loan B,
3.75%, 12/31/14		637	633,649
Houghton Mifflin Harcourt Publishing Co., DIP Term
Loan B, 7.25%, 6/01/18		434	438,794
Hubbard Broadcasting, Term Loan B,
5.25%, 4/28/17		438	438,970
Intelsat Jackson Holdings SA, Tranche B Term Loan,
5.25%, 4/02/18		2,713	2,721,949
Interactive Data Corp., Term Loan B,
4.50%, 2/12/18		1,312	1,313,665
Kabel Deutschland GmbH, Term Loan F,
4.25%, 2/01/19		770	768,606
Lavena Holding 4 GmbH (Prosiebensat.1
Media AG):
Term Loan B, 2.95%, 3/06/15	EUR	460	530,082
Term Loan C, 3.32%, 3/04/16		460	532,978
LIN Television Corp., Term Loan B,
5.00%, 12/21/18	USD	323	325,196
Mediacom LLC, Term Loan E, 4.50%, 10/23/17		490	482,650
Newsday LLC:
Fixed Rate Term Loan, 10.50%, 8/01/13		800	804,336
Term Loan, 6.71%, 8/01/13		500	500,625
Nielsen Finance LLC, Class B Term Loan,
3.99%, 5/02/16		631	632,595
Sinclair Television Group, Inc., Term Loan B,
4.00%, 10/28/16		548	547,606
Univision Communications, Inc., Extended Term
Loan, 4.48%, 3/31/17		866	836,746
UPC Broadband Holding BV, Term Loan U,
4.15%, 12/29/17	EUR	196	244,730
UPC Financing Partnership:
Term Loan, 4.75%, 12/29/17	USD	585	586,708
Term Loan T, 3.75%, 12/30/16		80	79,250
WC Luxco Sarl, Term Loan B3, 4.25%, 3/15/18		185	184,085
Weather Channel, Term Loan B, 4.25%, 2/13/17		831	833,904
WideOpenWest Finance LLC, First Lien Term Loan,
6.25%, 7/17/18		520	519,678
			21,786,526
Metals & Mining — 2.6%
Constellium Holdco BV, Term Loan B,
9.25%, 5/25/18		520	509,600
Novelis, Inc., Term Loan, 4.00%, 3/10/17		1,160	1,152,614
SunCoke Energy, Inc., Term Loan B,
4.00%, 7/26/18		446	443,273
Walter Energy, Inc., Term Loan B, 4.00%, 4/02/18		1,289	1,266,904
			3,372,391
Multiline Retail — 2.7%
99¢ Only Stores, Term Loan, 5.25%, 1/11/19		522	525,309
Dollar General Corp., Tranche B-2 Term Loan,
2.98%, 7/07/14		316	316,121

		Par
Floating Rate Loan Interests (b)		(000)	Value
Multiline Retail (concluded)
Hema Holding BV, Second Lien Term Loan,
5.14%, 1/05/17	EUR	1,800	$2,122,537
The Neiman Marcus Group, Inc., Term Loan,
4.75%, 5/16/18	USD	435	435,000
			3,398,967
Oil, Gas & Consumable Fuels — 2.0%
Chesapeake Energy Corp., Unsecured Term Loan,
8.50%, 12/01/17		545	546,172
Everest Acquisition LLC, Term Loan B1,
5.00%, 4/24/18		660	661,650
Gibson Energy ULC, Term Loan B, 4.75%, 6/15/18		742	744,923
Obsidian Natural Gas Trust, Term Loan,
7.00%, 11/02/15		533	533,308
			2,486,053
Paper & Forest Products — 0.3%
Ainsworth Lumber Co. Ltd., Term Loan,
5.25%, 6/26/14		175	169,312
NewPage Corp., DIP Term Loan, 8.00%, 3/07/13		200	201,876
			371,188
Pharmaceuticals — 4.1%
Aptalis Pharma, Inc., Term Loan B,
5.50%, 2/10/17		1,115	1,110,819
Pharmaceutical Product Development, Inc., Term
Loan B, 6.25%, 12/05/18		1,399	1,414,039
Quintiles Transnational Corp., Term Loan B,
5.00%, 6/08/18		589	590,158
RPI Finance Trust:
Incremental Tranche 2, 4.00%, 11/09/18		90	89,869
Term Loan Tranche 2, 4.00%, 5/09/18		494	494,516
Valeant Pharmaceuticals International, Inc.:
Add-On Term Loan B, 4.75%, 2/13/19		588	589,402
Series A Tranche B, 4.75%, 2/13/19		435	436,009
Warner Chilcott Corp.:
Incremental Term Loan B-1, 4.25%, 3/15/18		102	101,681
Term Loan B-1, 4.25%, 3/15/18		269	267,760
Term Loan B-2, 4.25%, 3/15/18		135	133,880
			5,228,133
Professional Services — 1.8%
Booz Allen Hamilton, Inc., Term Loan B,
4.50%, 7/31/19		645	645,806
Emdeon, Inc., Term Loan B1, 5.00%, 11/02/18		791	791,813
ON Assignment, Inc., Term Loan B,
5.00%, 5/15/19		268	266,288
Truven Health Analytics, Term Loan B,
6.75%, 6/06/19		605	609,283
			2,313,190
Real Estate Investment Trusts (REITs) — 0.8%
iStar Financial, Inc.:
Term Loan A1, 5.00%, 6/28/13		1,035	1,035,290
Term Loan A2, 7.00%, 6/30/14		35	35,033
			1,070,323
Real Estate Management & Development — 1.5%
Realogy Corp.:
Extended Letter of Credit Loan,
4.50%, 10/10/16		98	94,448
Extended Synthetic Letter of Credit,
3.25%, 10/10/13		25	23,432
Extended Term Loan, 4.49%, 10/10/16		1,723	1,662,859
Stockbridge SBE Holdings LLC, Term Loan B,
13.00%, 5/02/17		85	84,575
			1,865,314

See Notes to Financial Statements.

AUGUST 31, 2012	ANNUAL REPORT	17

Schedule of Investments (continued)	BlackRock Defined Opportunity Credit Trust (BHL)
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (b)		(000)	Value
Road & Rail — 0.8%
Avis Budget Car Rental LLC, Incremental Term Loan,
6.25%, 9/21/18	USD	274	$274,873
RailAmerica, Inc., Term Loan B, 4.00%, 3/01/19		449	448,597
Road Infrastructure Investment LLC, Term Loan B,
6.25%, 3/30/18		234	233,240
			956,710
Semiconductors & Semiconductor Equipment — 0.9%
Freescale Semiconductor, Inc., Extended Term Loan
B, 4.50%, 12/01/16		784	751,928
NXP BV, Term Loan A-2, 5.50%, 3/03/17		392	396,303
			1,148,231
Software — 3.7%
Blackboard, Inc., Term Loan B, 7.50%, 10/04/18		254	249,445
Infor US, Inc. (FKA Lawson Software, Inc.),
Term Loan B, 6.25%, 4/05/18		1,781	1,798,841
Sophia, LP, Term Loan B, 6.25%, 7/19/18		648	653,724
SS&C Technologies, Inc.:
Term Loan B-1, 5.00%, 6/07/19		895	896,091
Term Loan B-2, 5.00%, 6/07/19		93	92,699
Vertafore, Inc., Term Loan B, 5.25%, 7/29/16		305	305,047
WaveDivision Holdings LLC, Term Loan B,
5.50%, 8/23/19		700	702,611
			4,698,458
Specialty Retail — 6.5%
Academy Ltd., Term Loan, 6.00%, 8/03/18		796	798,786
Bass Pro Group LLC, Term Loan, 5.25%, 6/13/17		565	568,843
Burlington Coat Factory Warehouse Corp., Term
Loan B1, 5.50%, 2/23/17		164	164,778
Claire’s Stores, Inc., Term Loan B,
2.98%–3.20%, 5/29/14		812	796,621
General Nutrition Centers, Inc., Term Loan B,
4.25%, 3/02/18		870	868,773
The Gymboree Corp., Term Loan, 5.00%, 2/23/18		146	141,602
Harbor Freight Tools USA, Inc., Term Loan B,
5.50%, 11/14/17		460	459,352
Jo-Ann Stores, Inc., Term Loan, 4.75%, 3/16/18		285	284,745
Michaels Stores, Inc.:
Extended Term Loan B3, 5.00%, 7/29/16		334	336,002
Term Loan B2, 5.00%, 7/29/16		671	674,176
Party City Holdings, Inc., Term Loan B,
5.75%, 7/26/19		855	858,916
PETCO Animal Supplies, Inc., Term Loan,
4.50%, 11/24/17		983	983,619
Things Remembered, Inc., Term Loan B,
8.00%, 5/24/18		315	308,700
Toys ‘R’ Us Delaware, Inc.:
Term Loan, 6.00%, 9/01/16		300	294,418
Term Loan B3, 5.25%, 5/25/18		95	90,972
The Yankee Candle Co., Inc., Term Loan B,
5.25%, 4/02/19		633	635,870
			8,266,173
Textiles, Apparel & Luxury Goods — 1.2%
Ascend Performance Materials LLC, Term Loan B,
6.75%, 4/10/18		923	914,227
Wolverine Worldwide, Inc., Term Loan B,
4.21%, 6/26/19		580	583,613
			1,497,840
Wireless Telecommunication Services — 1.8%
Crown Castle International Corp., Term Loan B,
4.00%, 1/31/19		203	202,500
MetroPCS Wireless, Inc., Tranche B-2 Term Loan,
4.07%, 11/03/16		761	759,946

		Par
Floating Rate Loan Interests (b)		(000)	Value
Wireless Telecommunication Services (concluded)
Vodafone Americas Finance 2, Inc. (e):
Term Loan, 6.88%, 8/11/15	USD	934	$971,486
Term Loan B, 6.25%, 7/11/16		413	420,750
			2,354,682
Total Floating Rate Loan Interests — 130.1%			165,888,147

Warrants (f) — 0.0%		Shares
Software — 0.0%
HMH Holdings/EduMedia (Issued/Exercisable
3/09/10, 19 Shares for 1 Warrant, Expires
6/22/19, Strike Price $42.27)		691	—
Total Long-Term Investments
(Cost — $181,792,608) — 144.4%			184,057,985

Short-Term Securities

BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.15% (g)(h)	2,326,441		2,326,441
Total Short-Term Securities
(Cost — $2,326,441) — 1.8%			2,326,441
Total Investments (Cost—$184,119,049) — 146.2%			186,384,426
Liabilities in Excess of Other Assets — (46.2)%			(58,929,833)
Net Assets — 100.0%			$127,454,593

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	When-issued security. Unsettled when-issued transactions were as follows:
		Unrealized
Counterparty	Value	Appreciation
Credit Suisse Group AG	$323,050	—

(d)	Non-income producing security.
(e)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(f)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.
(g)	Investments in issuers considered to be an affiliate of the Fund during the year ended August 31 2012, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:
	Shares		Shares
	Held at		Held at
	August 31,	Net	August 31,
Affiliate	2011	Activity	2012	Income

BlackRock Liquidity
Funds, Temp Fund,
Institutional Class	2,230,753	95,688	2,326,441	$662

(h)	Represents the current yield as of report date.

See Notes to Financial Statements.

18	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (continued)	BlackRock Defined Opportunity Credit Trust (BHL)

•	Foreign currency exchange contracts as of August 31, 2012 were as follows:
						Unrealized
Currency		Currency			Settlement	Appreciation
Purchased		Sold		Counterparty	Date	(Depreciation)
USD	99,943	CAD	101,500	UBS AG	10/17/12	$(2,931)
USD	101,840	GBP	65,000	Citigroup Inc.	10/17/12	(1,355)
USD	1,178,267	GBP	759,000	UBS AG	10/17/12	(26,734)
EUR	29,000	USD	36,350	Citigroup Inc.	10/22/12	145
USD	3,756,464	EUR	3,064,000	Citigroup Inc.	10/22/12	(99,423)
USD	124,244	EUR	100,000	Citigroup Inc.	10/22/12	(1,601)
Total						$(131,899)

•	Credit default swaps on traded indexes — buy protection outstanding as of August 31, 2012 were as follows:
Index	Pay	Counterparty	Expiration	Notional	Unrealized
	Fixed		Date	Amount	Depreciation
	Rate			(000)
Dow Jones	5.00%	JPMorgan	6/20/17	USD 1,634	$(66,320)
CDX North		Chase & Co.
America
High Yield
Index
Series 18,
Version 2

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instrument. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instrument)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instrument is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed
Securities	—	—	$3,427,772	$3,427,772
Common
Stocks	$420,455	$572,596	—	993,051
Corporate
Bonds	—	13,749,015	—	13,749,015
Floating Rate
Loan
Interests	—	155,684,119	10,204,028	165,888,147
Short-Term
Securities.	$2,326,441	—	—	2,326,441
Total	$2,746,896	$170,005,730	$13,631,800	$186,384,426

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency
exchange
contracts	—	$145	—	$145
Liabilities:
Foreign currency
exchange
contracts	—	(132,044)	—	(132,044)
Credit
contracts	—	(66,320)	—	(66,320)
Total	—	$(198,219)	—	$(198,219)

[1]	Derivative financial instruments are swaps and foreign currency exchange contracts. Swaps and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency
at value	$12,292	—	—	$12,292
Liabilities:
Loan payable	—	$(55,000,000)	—	(55,000,000)
Total	$12,292	$(55,000,000)	—	$(54,987,708)

There were no transfers between Level 1 and Level 2 during the year ended August 31, 2012.

See Notes to Financial Statements.

AUGUST 31, 2012	ANNUAL REPORT	19

Schedule of Investments (concluded)	BlackRock Defined Opportunity Credit Trust (BHL)

The following table summarizes the valuation techniques used and unobservable inputs developed by the BlackRock Global Valuation Methodologies Committee (“Global Valuation Committee”) to determine the fair value of certain of the Fund’s Level 3 investments as of August 31, 2012:

				Range of	Weighted Average of
	Value	Valuation Techniques	Unobservable Inputs [1]	Unobservable Inputs	Unobservable Inputs [2]
Assets:
Floating Rate Loan Interests	$1,467,159	Market Comparable Companies	Yield	9.65%	9.65%
		Cost	N/A3	—	—
Total[4]	$1,467,159

[1]	A change to the unobservable input may result in a significant change to the value of the investment as follows:
	Impact to	Impact to
Unobservable Input	Value if Input Increases	Value if Input Decreases
Yield	Decrease	Increase

[2]	Unobservable inputs are weighted based on the value of the investments included in the range.
[3]	The Fund fair values certain of its Level 3 investments using prior transaction prices (acquisition cost), although the transaction may not have occurred during the current reporting period. In such cases, these investments are generally privately held investments. There may not be a secondary market, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Global Valuation Committee, or its delegate. Valuations are reviewed utilizing available market information to determine if the carrying value should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment and the fact that comparable public companies are not identical to the investments being fair valued by the Fund.
[4]	Does not include Level 3 investments with values derived utilizing prices from recent prior transactions or third party pricing information without adjustment for which such inputs are unobservable. See above valuation input table for values of such Level 3 investments. A significant change in third party pricing information could result in a significantly lower or higher value in such Level 3 investments.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed	Common	Floating Rate
	Securities	Stocks	Loan Interests	Total
Assets:
Opening balance, as of August 31, 2011	$2,378,561	$106,534	$10,822,191	$13,307,286
Transfers into Level 3[5]	—	—	812,985	812,985
Transfers out of Level 3[6]	—	—	(5,478,303)	(5,478,303)
Accrued discounts/premiums	37,938	—	21,250	59,188
Net realized gain (loss)	(38,467)	(503,772)	22,536	(519,703)
Net change in unrealized appreciation/depreciation[7]	143,076	397,245	195,347	735,668
Purchases	2,494,764	—	5,135,597	7,630,361
Sales	(1,588,100)	(7)	(1,327,575)	(2,915,682)
Closing Balance, as of August 31, 2012	$3,427,772	—	$10,204,028	$13,631,800

[5]	As of August 31, 2011, the Fund used observable inputs in determining the value of certain investments. As of August 31, 2012, the Fund used significant unobservable inputs in determining the value on the same investments. As a result, investments with a beginning of year value of $812,985 transferred from Level 2 to Level 3 in the disclosure hierarchy.
[6]	As of August 31, 2011, the Fund used significant unobservable inputs in determining the value of certain investments. As of August 31, 2012, the Fund used observable inputs in determining the value on the same investments. As a result, investments with a beginning of year value of $5,478,303 transferred from Level 3 to Level 2 in the disclosure hierarchy.
[7]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of August 31, 2012 was $249,362.

See Notes to Financial Statements.

20	ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments August 31, 2012	BlackRock Diversified Income Strategies Fund, Inc. (DVF)
(Percentages shown are based on Net Assets)

		Par
Asset-Backed Securities		(000)	Value
Fraser Sullivan CLO Ltd., Series 2012-7A,
Class C, 4.47%, 4/20/23 (a)(b)	USD	230	$204,378
Gannett Peak CLO Ltd., Series 2006-1X,
Class A2, 0.81%, 10/27/20 (b)		280	235,900
Goldentree Loan Opportunities VI Ltd.,
Series 2012-6A, Class D,
4.66%, 4/17/22 (a)(b)		375	340,912
Highbridge Loan Management Ltd.,
Series 2012-1A, Class C,
5.71%, 9/20/22 (a)(b)(c)		350	323,050
ING Investment Management, Series 2012-2A,
Class D, 4.99%, 10/15/22 (a)(b)		375	334,354
LCM LP, Series 11A, Class D2,
4.41%, 4/19/22 (a)(b)		400	350,000
MAPS CLO Fund LLC, Series 2005-1A, Class C,
1.42%, 12/21/17 (a)(b)		275	260,893
Race Point CLO, Series 2012-6A, Class D,
4.93%, 5/24/23 (a)(b)		250	225,925
Symphony CLO Ltd. (a)(b):
Series 2012-10A, Class D,
5.69%, 7/23/23		350	323,750
Series 2012-9A, Class D, 4.71%, 4/16/22		500	445,600
Total Asset-Backed Securities — 2.3%			3,044,762

Common Stocks (d)		Shares
Auto Components — 0.3%
Delphi Automotive Plc		14,778	447,638
Diversified Financial Services — 0.8%
Kcad Holdings I Ltd.		170,157,152	1,128,312
Electrical Equipment — 0.0%
Medis Technologies Ltd.		176,126	528
Metals & Mining — 0.1%
Euramax International		468	99,733
Paper & Forest Products — 0.5%
Ainsworth Lumber Co. Ltd. (a)		275,167	602,953
Software — 0.3%
Bankruptcy Management Solutions, Inc.		536	5
HMH Holdings/EduMedia		16,048	393,182
			393,187
Total Common Stocks — 2.0%			2,672,351

		Par
Corporate Bonds		(000)
Airlines — 0.1%
American Airlines Pass-Through Trust, Series
2011-2, Class A, 8.63%, 4/15/23	USD	129	136,818
Delta Air Lines, Inc., Series 2009-1 Series B,
9.75%, 6/17/18		53	57,610
			194,428
Auto Components — 0.8%
Icahn Enterprises LP:
7.75%, 1/15/16		735	771,750
8.00%, 1/15/18		330	351,450
			1,123,200
Capital Markets — 0.1%
E*Trade Financial Corp.,
2.25%, 8/31/19 (a)(e)(f)		83	70,965

		Par
Corporate Bonds		(000)	Value
Capital Markets (concluded)
KKR Group Finance Co. LLC,
6.38%, 9/29/20 (a)	USD	80	$90,556
			161,521
Chemicals — 0.2%
Hexion US Finance Corp., 6.63%, 4/15/20		135	136,350
INEOS Finance Plc, 8.38%, 2/15/19 (a)		115	121,037
			257,387
Commercial Banks — 0.1%
CIT Group, Inc.,
7.00%, 5/02/16 (a)		104	104,528
Glitnir Banki HF, 6.38%,
9/25/12 (a)(d)(g)		365	—
			104,528
Commercial Services & Supplies — 0.3%
ARAMARK Corp.,
3.94%, 2/01/15 (b)		65	64,838
AWAS Aviation Capital Ltd.,
7.00%, 10/17/16 (a)		324	342,267
Brickman Group Holdings, Inc.,
9.13%, 11/01/18 (a)		14	14,140
			421,245
Communications Equipment — 0.5%
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20		400	425,000
10.13%, 7/01/20		265	284,212
			709,212
Consumer Finance — 0.3%
Inmarsat Finance Plc, 7.38%, 12/01/17 (a)		350	380,625
Diversified Financial Services — 1.0%
Ally Financial, Inc.:
7.50%, 12/31/13		20	21,375
2.67%, 12/01/14 (b)		325	319,429
7.50%, 9/15/20		160	183,200
8.00%, 11/01/31		70	82,775
8.00%, 11/01/31		80	94,960
Reynolds Group Issuer, Inc.:
7.75%, 10/15/16	EUR	200	259,736
6.88%, 2/15/21	USD	380	411,350
			1,372,825
Diversified Telecommunication Services — 0.1%
ITC Deltacom, Inc., 10.50%, 4/01/16		180	193,950
Energy Equipment & Services — 0.1%
FTS International Services LLC / FTS
International Bonds Inc,
8.13%, 11/15/18 (a)		165	170,363
Health Care Providers & Services — 0.8%
CHS/Community Health Systems, Inc.,
5.13%, 8/15/18		378	389,812
HCA, Inc., 6.50%, 2/15/20		420	461,475
Tenet Healthcare Corp., 6.25%, 11/01/18		195	211,697
			1,062,984
Health Care Technology — 0.6%
IMS Health, Inc.,
12.50%, 3/01/18 (a)		700	822,500
Hotels, Restaurants & Leisure — 0.6%
Little Traverse Bay Bands of Odawa Indians,
9.00%, 8/31/20 (a)		192	174,720
Travelport LLC:
5.09%, 9/01/14 (b)		665	472,150
9.88%, 9/01/14		145	115,275

See Notes to Financial Statements.

AUGUST 31, 2012	ANNUAL REPORT	21

Consolidated Schedule of Investments (continued)	BlackRock Diversified Income Strategies Fund, Inc. (DVF)
(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value
Hotels, Restaurants & Leisure (concluded)
Tropicana Entertainment LLC,
9.63%, 12/15/14 (d)(g)	USD	120	—
			$762,145
Household Durables — 0.1%
Beazer Homes USA, Inc., 6.63%, 4/15/18 (a)		190	194,275
Independent Power Producers & Energy Traders — 1.7%
Calpine Corp.,
7.25%, 10/15/17 (a)		325	347,750
Energy Future Holdings Corp., 10.00%, 1/15/20		285	314,213
Energy Future Intermediate Holding Co. LLC,
10.00%, 12/01/20		1,405	1,577,112
			2,239,075
Industrial Conglomerates — 0.6%
Sequa Corp.,
13.50%, 12/01/15 (a)		722	764,863
IT Services — 0.2%
First Data Corp.,
6.75%, 11/01/20 (a)		260	258,050
Machinery — 0.1%
UR Financing Escrow Corp.,5.75%, 7/15/18 (a)		85	89,888
Media — 2.0%
AMC Networks, Inc., 7.75%, 7/15/21		110	124,575
Checkout Holding Corp.,
16.03%, 11/15/15 (a)(f)		325	198,250
Clear Channel Worldwide Holdings, Inc.,
Series B, 9.25%, 12/15/17		884	960,245
NAI Entertainment Holdings LLC,
8.25%, 12/15/17 (a)		270	301,050
Unitymedia Hessen GmbH & Co. KG,
8.13%, 12/01/17 (a)		1,000	1,082,500
			2,666,620
Metals & Mining — 0.0%
RathGibson, Inc., 11.25%, 2/15/14 (d)(g)		1,390	—
Oil, Gas & Consumable Fuels — 0.2%
Coffeyville Resources LLC, 9.00%, 4/01/15 (a)		60	63,900
EP Energy LLC/EP Energy Finance, Inc.,
6.88%, 5/01/19 (a)		155	166,238
			230,138
Paper & Forest Products — 0.5%
Ainsworth Lumber Co. Ltd.,
11.00%, 7/29/15 (a)(h)		303	275,821
Clearwater Paper Corp., 10.63%, 6/15/16		190	212,325
Longview Fibre Paper & Packaging, Inc.,
8.00%, 6/01/16 (a)		165	170,775
			658,921
Pharmaceuticals — 0.2%
Valeant Pharmaceuticals International,
6.50%, 7/15/16 (a)		195	205,725
Real Estate Management & Development — 0.1%
Realogy Corp., 7.63%, 1/15/20 (a)		175	190,750
Wireless Telecommunication Services — 1.9%
Cricket Communications, Inc., 7.75%, 5/15/16		850	896,750
Digicel Group Ltd. (a):
9.13%, 1/15/15		279	281,790
8.25%, 9/01/17		255	270,300
Sprint Nextel Corp. (a):
9.00%, 11/15/18		380	448,400
7.00%, 3/01/20		585	640,575
			2,537,815
Total Corporate Bonds — 13.2%			17,773,033

		Par
Floating Rate Loan Interests (b)		(000)	Value
Aerospace & Defense — 1.6%
DynCorp International, Term
Loan B, 6.25%, 7/07/16	USD	301	$299,974
SI Organization, Inc., Term Loan B,
4.50%, 11/22/16		415	403,984
Spirit Aerosystems, Inc., Term Loan B,
3.75%, 4/18/19		384	384,679
TransDigm, Inc.:
Add on Term Loan B2, 4.00%, 2/14/17		189	190,075
Term Loan B, 4.00%, 2/14/17		602	603,912
Wesco Aircraft Hardware Corp., Term Loan B,
4.25%, 4/07/17		337	336,593
			2,219,217
Airlines — 0.8%
Delta Air Lines, Inc., Credit Term Loan B,
5.50%, 4/20/17		993	999,947
US Airways Group, Inc., Term Loan,
2.74%, 3/21/14		60	57,975
			1,057,922
Auto Components — 2.8%
Autoparts Holdings Ltd., First Lien Term Loan,
6.50%, 7/28/17		695	680,855
Federal-Mogul Corp.:
Term Loan B, 2.17%–2.18%, 12/29/14		921	878,565
Term Loan C, 2.17%–2.18%, 12/28/15		312	297,410
The Goodyear Tire & Rubber Co., Term Loan
(Second Lien), 4.75%, 4/30/19		1,215	1,210,444
Schaeffler AG, Term Loan C2, 6.00%, 1/27/17		380	381,109
UCI International, Inc., Term Loan B,
5.50%, 7/26/17		345	345,612
			3,793,995
Biotechnology — 0.5%
Grifols, Inc., Term Loan B, 4.50%, 6/01/17		648	649,184
Building Products — 3.1%
Armstrong World Industries, Inc., Term Loan B,
4.00%, 3/09/18		897	894,392
CPG International, Inc., Term Loan B,
6.00%, 2/18/17		837	823,645
Goodman Global, Inc., Initial Term Loan (First
Lien), 5.75%, 10/28/16		2,094	2,096,218
Momentive Performance Materials, Inc.
(Nautilus), Extended Term Loan,
3.62%, 5/05/15	EUR	313	360,816
			4,175,071
Capital Markets — 2.0%
American Capital Holdings, Term Loan,
5.50%, 7/19/16	USD	539	541,021
HarbourVest Partners LLC, Term Loan B,
6.25%, 12/16/16		754	753,082
Nuveen Investments, Inc.:
Extended (First Lien), Term Loan,
5.95%–5.96%, 5/13/17		438	438,255
Extended Term Loan,
5.92%–5.96%, 5/12/17		862	864,443
Incremental Term Loan, 7.25%, 5/13/17		85	85,383
			2,682,184
Chemicals — 6.0%
American Rock Salt Holdings LLC, Term Loan,
5.50%, 4/25/17		602	584,906
Ashland, Inc., Term Loan B, 3.75%, 8/23/18		271	271,637
Chemtura Corp., Exit Term Loan B,
5.50%, 8/27/16		700	702,044
Evergreen Acqco 1 LP, Term Loan B,
6.25%, 7/09/19		370	373,471
Gentek, Inc., Term Loan, 10/06/15		338	336,177

See Notes to Financial Statements.

22	ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Diversified Income Strategies Fund, Inc. (DVF)
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (b)		(000)	Value
Chemicals (concluded)
INEOS US Finance LLC:
3 Year Term Loan, 5.50%, 5/04/15	USD	95	$95,473
6 Year Term Loan, 6.50%, 5/04/18		1,983	1,985,845
MacDermid, Inc., Tranche C Term Loan,
2.32%, 4/11/14	EUR	208	259,161
Nexeo Solutions LLC, Term Loan B,
5.00%, 9/08/17	USD	593	576,580
PolyOne Corp., Term Loan, 5.00%, 12/20/17		194	194,607
PQ Corp. (FKA Niagara Acquisition, Inc.),
Term Loan B, 3.98%, 7/30/14		1,077	1,057,275
Styron Sarl LLC, Term Loan B, 8.00%, 8/02/17		268	249,927
Tronox, Inc.:
Delayed Draw Term Loan, 4.25%, 2/08/18		167	166,740
Term Loan B, 4.25%, 2/08/18		613	611,380
Univar, Inc., Term Loan B, 5.00%, 6/30/17		633	629,453
			8,094,676
Commercial Services & Supplies — 5.5%
ACCO Brands Corp., Term Loan B,
4.25%, 4/30/19		905	904,699
Altegrity, Inc. (FKA US Investigations
Services, Inc.), Tranche D Term Loan,
7.75%, 2/20/15		713	709,327
ARAMARK Corp.:
Extended Term Loan B, 3.48%, 7/26/16		148	147,531
Extended Term Loan C,
3.48%–3.71%, 7/26/16		86	85,666
Letter of Credit, 3.50%, 7/26/16		10	9,702
Letter of Credit Facility, 3.50%, 7/26/16		7	6,901
AWAS Finance Luxembourg 2012 SA, Term
Loan, 5.75%, 7/16/18		320	320,000
AWAS Finance Luxembourg Sarl, Term Loan B,
5.25%, 6/10/16		395	394,586
Delos Aircraft, Inc., Term Loan B2,
4.75%, 4/12/16		925	934,250
KAR Auction Services, Inc., Term Loan B,
5.00%, 5/19/17		1,236	1,235,797
Protection One, Inc., Term Loan,
5.75%, 3/21/19		594	599,448
Synagro Technologies, Inc., Term Loan B,
2.24%, 4/02/14		632	560,779
Volume Services America, Inc., Term Loan B,
10.50%–10.75%, 9/16/16		491	491,250
West Corp., Term Loan B6, 5.75%, 6/29/18		945	947,958
			7,347,894
Communications Equipment — 2.9%
Avaya, Inc.:
Extended Term Loan B3, 4.93%, 10/26/17		133	118,890
Term Loan B1, 3.18%, 10/24/14		849	815,319
CommScope, Inc., Term Loan,
4.25%, 1/12/18		765	764,232
Zayo Group, LLC, Term Loan B,
7.13%, 7/02/19		2,195	2,227,244
			3,925,685
Construction & Engineering — 0.9%
BakerCorp. International, Inc., Term Loan B,
4.75%, 6/01/18		431	428,820
Safway Services LLC, First Out Term Loan,
9.00%, 12/16/17		800	800,000
			1,228,820
Construction Materials — 2.0%
HD Supply, Inc., Senior Debt B,
7.25%, 10/12/17		2,620	2,676,775
Consumer Finance — 0.8%
Springleaf Financial Funding Co.(FKA AGFS
Funding Co.), Term Loan, 5.50%, 5/10/17		1,115	1,076,811

		Par
Floating Rate Loan Interests (b)		(000)	Value

Containers & Packaging — 0.5%
Sealed Air Corp., Term Loan B,
4.75%, 10/03/18	USD	645	$647,993
Diversified Consumer Services — 3.3%
Coinmach Service Corp., Term Loan B,
3.33%, 11/20/14		1,204	1,155,088
Education Management LLC, Term Loan C3,
8.25%, 3/29/18		324	285,226
Laureate Education, Inc., Extended Term Loan,
5.25%, 6/18/18		1,069	1,042,565
ServiceMaster Co.:
Delayed Draw Term Loan, 2.74%, 7/24/14		115	114,149
Term Loan, 2.75%–2.97%, 7/24/14		1,154	1,146,283
Weight Watchers International, Inc.,
Term Loan F, 4.00%, 3/15/19		633	625,362
			4,368,673
Diversified Financial Services — 1.9%
Residential Capital LLC:
DIP Term Loan A1, 5.00%, 11/18/13		615	616,538
DIP Term Loan A2, 6.75%, 11/18/13		90	91,050
Reynolds Group Holdings, Inc.:
Term Loan B, 6.50%, 2/09/18		562	564,902
Term Loan C, 6.50%, 8/09/18		1,205	1,220,163
			2,492,653
Diversified Telecommunication Services — 5.4%
Hawaiian Telcom Communications, Inc.,
Term Loan B, 7.00%, 2/28/17		1,105	1,118,812
Integra Telecom Holdings, Inc., Term Loan B,
9.25%, 4/15/15		809	796,373
Level 3 Financing, Inc.:
2016 Term Loan B, 4.75%, 2/01/16		780	781,560
2019 Term Loan B, 5.25%, 8/01/19		635	635,927
Term Loan B2, 5.75%, 9/03/18		1,675	1,679,422
Term Loan B3, 5.75%, 8/31/18		750	751,980
Telesat LLC, Term Loan B, 4.25%, 3/28/19		785	783,163
US Telepacific Corp., Term Loan B,
5.75%, 2/23/17		742	708,450
			7,255,687
Electronic Equipment, Instruments & Components — 0.9%
CDW LLC, Extended Term Loan,
4.00%, 7/14/17		543	536,113
Flextronics International Ltd. Delay Draw:
Term Loan A-2, 2.48%, 10/01/14		20	20,202
Term Loan A-3, 2.48%, 10/01/14		24	23,568
Sensata Technologies Finance Co. LLC,
Term Loan, 4.00%, 5/11/18		642	642,323
			1,222,206
Energy Equipment & Services — 2.9%
Dynegy Midwest Generation LLC, Coal Co.
Term Loan, 9.25%, 8/04/16		482	499,999
Dynegy Power LLC, Gas Co. Term Loan,
9.25%, 8/04/16		610	638,255
MEG Energy Corp., Term Loan B,
4.00%, 3/16/18		1,588	1,589,794
Tervita Corp.:
Incremental Term Loan, 6.50%, 10/17/14		368	367,844
Term Loan B, (FKA CCS Corp.),
3.23%, 11/14/14		792	777,270
			3,873,162
Food & Staples Retailing — 1.7%
AB Acquisitions UK Topco 2, Term Loan B1,
3.52%, 7/09/15	GBP	750	1,123,901
Pilot Travel Centers LLC, Term Loan B2,
4.25%, 8/07/19	USD	510	511,275

See Notes to Financial Statements.

AUGUST 31, 2012	ANNUAL REPORT	23

Consolidated Schedule of Investments (continued)	BlackRock Diversified Income Strategies Fund, Inc. (DVF)
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (b)		(000)	Value

Food & Staples Retailing (concluded)
US Foods, Inc. (FKA U.S. Foodservice, Inc.),
Extended Term Loan B, 5.75%, 3/31/17	USD	661	$638,416
			2,273,592
Food Products — 3.0%
Advance Pierre Foods:
Term Loan (First Lien), 7.00%, 9/30/16		824	827,822
Term Loan (Second Lien),
11.25%, 9/29/17		550	553,300
Del Monte Foods Co., Term Loan,
4.50%, 3/08/18		1,130	1,114,339
Michael Foods Group, Inc., Term Loan,
4.25%, 2/23/18		162	161,885
Pinnacle Foods Finance LLC:
Extended Term Loan B, 3.75%, 10/03/16		45	44,150
Term Loan E, 4.75%, 10/17/18		547	544,600
Solvest Ltd. (Dole):
Term Loan B-2, 5.00%–6.00%, 7/06/18		265	265,347
Term Loan C-2, 5.00%–6.00%, 7/06/18		474	474,833
			3,986,276
Health Care Equipment & Supplies — 5.2%
Bausch & Lomb, Inc., Term Loan B,
5.25%, 5/17/19		1,405	1,409,679
Biomet, Inc., Term Loan B,
3.23%–3.47%, 3/25/15		193	192,468
BSN Medical Acquisition Holding GmbH,
Term Loan B, 6.00%, 7/27/19		405	406,013
DJO Finance LLC:
Extended Term Loan B2, 5.23%, 11/01/16		199	198,765
Term Loan B3, 6.25%, 9/15/17		1,117	1,118,127
Hologic, Inc., Term Loan B, 4.50%, 8/01/19		1,850	1,861,230
Hupah Finance, Inc., Term Loan B,
6.25%, 1/21/19		379	380,471
Iasis Healthcare LLC, Term Loan,
5.00%, 5/03/18		368	361,693
Immucor, Inc., Term Loan B, 7.25%, 8/17/18		868	871,694
LHP Hospital Group, Inc., Term Loan,
9.00%, 7/03/18		225	226,688
			7,026,828
Health Care Providers & Services — 4.7%
Community Health Systems, Inc., Extended
Term Loan B, 3.92%–3.96%, 1/25/17		35	35,363
ConvaTec, Inc., Term Loan, 5.75%, 12/22/16		581	581,894
DaVita, Inc.:
Term Loan B, 4.50%, 10/20/16		917	919,637
Term Loan B2, 4.00%, 9/02/19		660	656,806
Emergency Medical Services Corp., Term Loan,
5.25%, 5/25/18		695	694,246
Harden Healthcare LLC:
Add on Term Loan A, 7.75%, 3/02/15		469	454,188
Term Loan A, 8.50%, 3/02/15		294	288,005
HCA, Inc.:
Extended Term Loan B3, 3.48%, 5/01/18		354	347,982
Tranche B-2 Term Loan, 3.71%, 3/31/17		57	55,927
inVentiv Health, Inc.:
Combined Term Loan, 6.50%, 8/04/16		277	257,959
Incremental Term Loan B-3,
6.75%, 5/15/18		540	503,444
Medpace, Inc., Term Loan,
6.50%–7.25%, 6/16/17		574	548,597
Sheridan Holdings, Inc., First Lien Term Loan,
6.00%, 6/29/18		315	315,262
US Renal Care, Inc., First Lien Term Loan,
6.25%–7.25%, 7/02/19		545	549,088

		Par
Floating Rate Loan Interests (b)		(000)	Value
Health Care Providers & Services (concluded)
Vanguard Health Holding Co. II LLC (Vanguard
Health Systems, Inc.), Term Loan B,
5.00%, 1/29/16	USD	65	$64,796
			6,273,194
Health Care Technology — 1.4%
IMS Health, Inc., Term Loan B,
4.50%, 8/25/17		580	582,072
Kinetic Concepts, Inc., Term Loan B,
7.00%, 5/04/18		971	978,898
MedAssets, Inc., Term Loan, 5.25%, 11/16/16		341	342,200
			1,903,170
Hotels, Restaurants & Leisure — 7.0%
Alpha D2 Ltd., Term Loan B, 5.75%, 4/28/17		658	661,773
Ameristar Casinos, Inc., Term Loan B,
4.00%, 4/16/18		588	588,775
Boyd Gaming Corp., Incremental Term Loan,
6.00%, 12/17/15		414	417,707
Caesars Entertainment Operating Co., Inc.:
Extended Term Loan B6, 5.49%, 1/26/18		100	87,906
Incremental Term Loan B4,
9.50%, 10/31/16		634	646,057
Term Loan B1, 3.24%, 1/28/15		3	3,238
Term Loan B3, 3.24%–3.46%, 1/28/15		2,543	2,411,538
DineEquity, Inc., Term Loan B,
4.25%–5.25%, 10/19/17		37	37,170
Dunkin’ Brands, Inc., Term Loan B2,
4.00%, 11/23/17		1,180	1,167,023
Golden Living, Term Loan, 5.00%, 5/04/18		152	144,894
OSI Restaurant Partners LLC:
Revolver, 2.49%–4.50%, 6/14/13		4	4,454
Term Loan B, 2.56%, 6/14/14		45	44,893
Sabre, Inc., Non-Extended Initial Term Loan,
2.23%, 9/30/14		156	154,256
SeaWorld Parks & Entertainment, Inc. (FKA SW
Acquisitions Co., Inc.), Term Loan B,
4.00%, 8/17/17		465	465,322
Six Flags Theme Parks, Inc., Term Loan B,
4.25%, 12/20/18		735	736,720
Station Casinos, Inc., Term Loan B1,
3.23%, 6/17/16		413	392,691
Twin River Worldwide Holdings, Inc., Term Loan,
8.50%, 11/05/15		340	340,688
Wendy’s International, Inc., Term Loan B,
4.75%, 5/15/19		1,135	1,140,062
			9,445,167
Household Products — 0.5%
Prestige Brands, Inc., Term Loan,
5.25%–6.25%, 1/31/19		621	625,386
Independent Power Producers & Energy Traders — 1.0%
The AES Corp., Term Loan, 4.25%, 6/01/18		988	989,969
Calpine Corp., Term Loan B, 4.50%, 4/02/18		225	225,310
GenOn Energy, Inc., Term Loan B,
6.00%, 12/01/17		135	135,965
			1,351,244
Industrial Conglomerates — 1.9%
Sequa Corp.:
Incremental Term Loan, 6.25%, 12/03/14		209	209,197
Term Loan, 3.69%–3.72%, 12/03/14		2,387	2,370,212
			2,579,409
Insurance — 0.8%
Asurion LLC, Term Loan (First Lien),
5.50%, 5/24/18		318	318,384

See Notes to Financial Statements.

24	ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Diversified Income Strategies Fund, Inc. (DVF)
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (b)		(000)	Value
Insurance (concluded)
CNO Financial Group, Inc., Term Loan B,
6.25%, 9/30/16	USD	716	$717,687
			1,036,071
Internet Software & Services — 0.4%
Web.com Group, Inc., Term Loan B,
7.00%, 10/27/17		557	554,189
IT Services — 5.4%
Ceridian Corp., Extended Term Loan,
5.99%, 5/09/17		737	736,354
First Data Corp.:
Extended 2018 Term Loan B,
4.24%, 3/23/18		3,059	2,888,604
Non-Extended Term Loan B-1,
2.99%, 9/24/14		139	137,101
Non-Extended Term Loan B-3,
2.99%, 9/24/14		46	44,978
Genpact International, Inc., Term Loan B,
4.25%, 8/16/19		805	805,000
InfoGroup, Inc., Term Loan, 5.75%, 5/25/18		345	305,143
iPayment, Inc., Term Loan B, 5.75%, 5/08/17		330	330,500
Neustar, Inc., Term Loan B, 5.00%, 11/08/18		432	433,896
SunGard Data Systems, Inc. (Solar Capital
Corp.), Term Loan B,
3.86%–4.06%, 2/26/16		150	149,788
TransUnion LLC, Term Loan B, 5.50%, 2/12/18		1,450	1,459,344
			7,290,708
Leisure Equipment & Products — 1.2%
Eastman Kodak Co., DIP Term Loan B,
8.50%, 7/19/13		541	536,621
EB Sports Corp., Term Loan,
11.50%, 12/31/15		562	551,026
FGI Operating Company, LLC, Term Loan,
5.50%–6.50%, 4/19/19		510	511,596
			1,599,243
Machinery — 2.9%
Intelligrated, Inc., First Lien Term Loan,
6.75%, 7/30/18		500	495,000
Navistar International Corp., Term Loan B,
7.00%, 8/17/17		461	462,794
Rexnord Corp., Term Loan B, 5.00%, 4/02/18		348	349,618
Terex Corp.:
Term Loan, 6.00%, 4/28/17	EUR	65	80,738
Term Loan B, 5.50%, 4/28/17	USD	636	638,726
Tomkins LLC, Term Loan B, 4.25%, 9/29/16		1,287	1,290,282
Wabash National Corp., Term Loan B,
6.00%, 5/02/19		579	582,166
			3,899,324
Media — 16.3%
Acosta, Inc., Term Loan B, 5.75%, 3/01/18		246	246,591
Affinion Group, Inc., Term Loan B,
5.00%, 7/16/15		268	227,587
AMC Entertainment, Inc., Term Loan B3,
4.25%, 2/22/18		348	348,598
AMC Networks, Inc., Term Loan B,
4.00%, 12/31/18		792	791,509
Atlantic Broadband Finance LLC, 1st Lien Term
Loan, 5.25%, 4/04/19		485	485,456
BBHI Acquisition LLC (FKA Bresnan
Telecommunications Co. LLC), Term Loan B,
4.50%, 12/14/17		1,172	1,175,306
Capsugel Holdings US, Inc., Term Loan B,
4.75%, 8/01/18		602	603,227
Catalina Marketing Corp., Extended Term Loan
B, 5.73%, 9/29/17		567	559,456

		Par
Floating Rate Loan Interests (b)		(000)	Value

Media (concluded)
Cengage Learning Acquisitions, Inc.:
Non-Extended Term Loan, 2.49%, 7/03/14	USD	74	$68,305
Tranche 1 Incremental, 7.50%, 7/03/14		475	457,100
Charter Communications Operating LLC:
Extended Term Loan C, 3.49%, 9/06/16		788	785,815
Term Loan D, 4.00%, 5/15/19		307	306,475
Clarke American Corp., Term Facility B,
2.73%–2.96%, 6/30/14		65	57,849
Clear Channel Communications, Inc.:
Term Loan B, 3.88%, 1/28/16		1,060	821,193
Term Loan C, 3.88%, 1/28/16		167	127,277
Cumulus Media, Inc., First Lien Term Loan,
5.75%, 9/17/18		547	548,008
EMI Music Publishing Ltd., Term Loan B,
5.50%, 6/29/18		475	478,206
Gray Television, Inc., Term Loan B,
3.75%, 12/31/14		677	672,944
Houghton Mifflin Harcourt Publishing Co.,
DIP Term Loan B, 7.25%, 6/01/18		459	464,012
Hubbard Broadcasting, Term Loan B,
5.25%, 4/28/17		438	438,970
Intelsat Jackson Holdings SA (FKA Intelsat
Jackson Holdings Ltd.), Tranche B Term Loan,
5.25%, 4/02/18		2,698	2,706,938
Interactive Data Corp., Term Loan B,
4.50%, 2/12/18		1,411	1,412,810
Kabel Deutschland GmbH, Term Loan F,
4.25%, 2/01/19		810	808,534
Lavena Holding 4 GmbH (Prosiebensat.1
Media AG), Term Loan B, 2.95%, 3/06/15	EUR	304	349,790
LIN Television Corp., Term Loan B,
5.00%, 12/21/18	USD	343	345,208
Newsday LLC, Fixed Rate Term Loan,
10.50%, 8/01/13		2,000	2,010,840
Nielsen Finance LLC, Class B Term Loan,
3.99%, 5/02/16		671	673,338
Sinclair Television Group, Inc., Term Loan B,
4.00%, 10/28/16		590	589,907
Univision Communications, Inc., Extended
Term Loan, 4.48%, 3/31/17		912	881,739
UPC Broadband Holding BV, Term Loan U,
4.15%, 12/29/17	EUR	209	261,735
UPC Financing Partnership:
Term Loan, 4.75%, 12/29/17	USD	415	416,212
Term Loan T, 3.75%, 12/30/16		88	87,512
WC Luxco Sarl, Term Loan B3,
4.25%, 3/15/18		185	184,085
Weather Channel, Term Loan B,
4.25%, 2/13/17		890	892,566
WideOpenWest Finance LLC, First Lien Term
Loan, 6.25%, 7/17/18		545	544,662
			21,829,760
Metals & Mining — 2.6%
Constellium Holdco BV, Term Loan B,
9.25%, 5/25/18		545	534,100
Novelis, Inc., Term Loan, 4.00%, 3/10/17		1,218	1,210,759
SunCoke Energy, Inc., Term Loan B,
4.00%, 7/26/18		446	443,273
Walter Energy, Inc., Term Loan B,
4.00%, 4/02/18		1,334	1,311,097
			3,499,229
Multiline Retail — 2.2%
99¢ Only Stores, Term Loan,
5.25%, 1/11/19		547	550,324
Dollar General Corp., Tranche B-2 Term Loan,
2.98%, 7/07/14		270	270,766

See Notes to Financial Statements.

AUGUST 31, 2012	ANNUAL REPORT	25

Consolidated Schedule of Investments (continued)	BlackRock Diversified Income Strategies Fund, Inc. (DVF)
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (b)		(000)	Value
Multiline Retail (concluded)
Hema Holding BV, Second Lien Term Loan,
5.14%, 1/05/17	EUR	1,400	$1,650,862
The Neiman Marcus Group, Inc., Term Loan,
4.75%, 5/16/18	USD	455	455,000
			2,926,952
Oil, Gas & Consumable Fuels — 2.3%
Chesapeake Energy Corp., Unsecured Term
Loan, 8.50%, 12/01/17		975	977,096
Everest Acquisition LLC, Term Loan B1,
6.50%, 4/24/18		695	696,738
Gibson Energy ULC, Term Loan B,
4.75%, 6/15/18		787	789,603
Obsidian Natural Gas Trust, Term Loan,
7.00%, 11/02/15		581	580,608
			3,044,045
Paper & Forest Products — 0.3%
Ainsworth Lumber Co. Ltd., Term Loan,
5.25%, 6/26/14		185	178,988
NewPage Corp., DIP Term Loan,
8.00%, 3/07/13		200	201,876
			380,864
Pharmaceuticals — 4.1%
Aptalis Pharma, Inc., Term Loan B,
5.50%, 2/10/17		1,169	1,164,865
Pharmaceutical Product Development, Inc.,
Term Loan B, 6.25%, 12/05/18		1,473	1,489,526
Quintiles Transnational Corp., Term Loan B,
5.00%, 6/08/18		683	684,384
RPI Finance Trust:
Incremental Tranche 2, 4.00%, 11/09/18		95	94,862
Term Loan Tranche 2, 4.00%, 5/09/18		494	494,517
Valeant Pharmaceuticals International, Inc.:
Add-On Term Loan B, 4.75%, 2/13/19		623	624,358
Series A Tranche B, 4.75%, 2/13/19		460	461,067
Warner Chilcott Corp.:
Incremental Term Loan B-1,
4.25%, 3/15/18		102	101,681
Term Loan B-1, 4.25%, 3/15/18		269	267,760
Term Loan B-2, 4.25%, 3/15/18		135	133,880
			5,516,900
Professional Services — 1.8%
Booz Allen Hamilton, Inc., Term Loan B,
4.50%, 7/31/19		680	680,850
Emdeon, Inc., Term Loan B1,
5.00%, 11/02/18		861	861,678
ON Assignment, Inc., Term Loan B,
5.00%, 5/15/19		282	280,554
Truven Health Analytics, Term Loan B,
6.75%, 6/06/19		635	639,496
			2,462,578
Real Estate Investment Trusts (REITs) — 0.8%
iStar Financial, Inc.:
Term Loan A1, 5.00%, 6/28/13		1,043	1,043,334
Term Loan A2, 7.00%, 6/30/14		40	40,038
			1,083,372
Real Estate Management & Development — 1.4%
Realogy Corp.:
Extended Letter of Credit Loan,
4.50%, 10/10/16		77	74,749
Extended Synthetic Letter of Credit,
3.25%, 10/10/13		27	24,734
Extended Term Loan, 4.49%, 10/10/16		1,823	1,760,245

		Par
Floating Rate Loan Interests (b)		(000)	Value

Real Estate Management & Development (concluded)
Stockbridge SBE Holdings LLC, Term Loan B,
13.00%, 5/02/17	USD	90	$89,550
			1,949,278
Road & Rail — 0.7%
Avis Budget Car Rental LLC, Incremental Term
Loan, 6.25%, 9/21/18		290	291,875
RailAmerica, Inc., Term Loan B,
4.00%, 3/01/19		464	463,550
Road Infrastructure Investment LLC,
Term Loan B, 6.25%, 3/30/18		249	248,128
			1,003,553
Semiconductors & Semiconductor Equipment — 0.8%
Freescale Semiconductor, Inc., Extended Term
Loan B, 4.50%, 12/01/16		810	777,469
NXP BV, Term Loan A-2, 5.50%, 3/03/17		357	360,838
			1,138,307
Software — 3.7%
Blackboard, Inc., Term Loan B,
7.50%, 10/04/18		244	239,662
Infor US, Inc. (FKA Lawson Software, Inc.),
Term Loan B, 6.25%, 4/05/18		1,875	1,894,578
Sophia, LP, Term Loan B, 6.25%, 7/19/18		683	688,925
SS&C Technologies, Inc.:
Term Loan B-1, 5.00%, 6/07/19		944	944,888
Term Loan B-2, 5.00%, 6/07/19		98	97,747
Vertafore, Inc., Term Loan B, 5.25%, 7/29/16		330	329,647
WaveDivision Holdings LLC, Term Loan B,
5.50%, 8/23/19		740	742,760
			4,938,207
Specialty Retail — 6.4%
Academy Ltd., Term Loan, 6.00%, 8/03/18		896	898,634
Bass Pro Group LLC, Term Loan,
5.25%, 6/13/17		594	598,667
Burlington Coat Factory Warehouse Corp., Term
Loan B1, 5.50%, 2/23/17		151	151,222
Claire’s Stores, Inc., Term Loan B,
2.98%–3.20%, 5/29/14		848	832,446
General Nutrition Centers, Inc., Term Loan B,
4.25%, 3/02/18		920	918,703
The Gymboree Corp., Term Loan,
5.00%, 2/23/18		132	127,346
Harbor Freight Tools USA, Inc., Term Loan B,
5.50%, 11/14/17		485	484,316
Jo-Ann Stores, Inc., Term Loan,
4.75%, 3/16/18		275	275,060
Michaels Stores, Inc.:
Extended Term Loan B3, 5.00%, 7/29/16		223	223,620
Term Loan B2, 5.00%, 7/29/16		671	673,944
Party City Holdings, Inc., Term Loan B,
5.75%, 7/26/19		895	899,099
PETCO Animal Supplies, Inc., Term Loan,
4.50%, 11/24/17		1,032	1,032,650
Things Remembered, Inc., Term Loan B,
8.00%, 5/24/18		330	323,400
Toys ‘R’ Us Delaware, Inc.:
Incremental Term Loan B2,
5.25%, 5/25/18		198	189,231
Term Loan, 6.00%, 9/01/16		267	261,680
Term Loan B3, 5.25%, 5/25/18		100	95,760
The Yankee Candle Co., Inc., Term Loan B,
5.25%, 4/02/19		673	675,925
			8,661,703

See Notes to Financial Statements.

26	ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Diversified Income Strategies Fund, Inc. (DVF)
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (b)		(000)	Value

Textiles, Apparel & Luxury Goods — 1.2%
Ascend Performance Materials LLC,
Term Loan B, 6.75%, 4/10/18	USD	973	$963,644
Wolverine Worldwide, Inc., Term Loan B,
6/26/19		610	613,800
			1,577,444
Wireless Telecommunication Services — 1.8%
Crown Castle International Corp., Term Loan B,
4.00%, 1/31/19		292	291,440
MetroPCS Wireless, Inc.:
Term Loan B-3, 4.00%, 3/16/18		147	146,733
Tranche B-2 Term Loan, 4.07%, 11/03/16		498	497,678
Vodafone Americas Finance 2, Inc. (h):
Term Loan, 6.88%, 8/11/15		1,211	1,259,443
Term Loan B, 6.25%, 7/11/16		206	210,375
			2,405,669
Total Floating Rate Loan Interests — 127.3%			171,050,270

		Beneficial
		Interest
Other Interests (i)		(000)
Auto Components — 0.0%
Intermet Liquidating Trust (d)		256	—
Chemicals — 0.0%
Wellman Holdings, Inc., Litigation Trust
Certificate		3,000	30
Diversified Financial Services — 0.6%
J.G. Wentworth LLC Preferred Equity
Interests (d)		—(j)	728,708
Hotels, Restaurants & Leisure — 0.0%
Buffets, Inc. (d)		360	4
Household Durables — 1.2%
Stanley Martin, Class B Membership Units (d)		1	1,633,649
Total Other Interests — 1.8%			2,362,391

Preferred Securities

Preferred Stocks — 0.1%		Shares
Diversified Financial Services — 0.1%
Ally Financial, Inc., 7.00% (a)		270	245,860

Trust Preferreds — 0.1%
Diversified Financial Services — 0.1%
GMAC Capital Trust I, Series 2,
8.13%, 2/15/40 (b)		3,160	78,092
Total Preferred Securities — 0.2%			323,952

Warrants (k)	Shares	Value
Software — 0.0%
Bankruptcy Management Solutions, Inc.,
Expires 9/28/17	357	—
HMH Holdings/EduMedia (Issued/Exercisable
3/09/10, 19 Shares for 1 Warrant, Expires
6/22/19, Strike Price $42.27)	591	—
Total Warrants — 0.0%		—
Total Long-Term Investments
(Cost — $202,231,745) — 146.8%		$197,226,759

Short-Term Securities
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.15% (l)(m)	1,177,221	1,177,221
Total Short-Term Securities
(Cost — $1,177,221) — 0.9%		1,177,221

Options Purchased	Contracts
Over-the-Counter Call Options — 0.0%
Marsico Parent Superholdco LLC, Strike Price
USD 942.86, Expires 12/14/19, Broker
Goldman Sachs Group, Inc.	13	—
Total Options Purchased
(Cost — $12,711) — 0.0%		—
Total Investments (Cost — $203,421,677) — 147.7%		198,403,980
Liabilities in Excess of Other Assets — (47.7)%		(64,072,066)
Net Assets — 100.0%		$134,331,914

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	When-issued security. Unsettled when-issued transactions were as follows:
		Unrealized
Counterparty	Value	Appreciation
Credit Suisse Group AG	$323,050	—

(d)	Non-income producing security.
(e)	Convertible security.
(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(g)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(h)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(i)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(j)	Amount is less than $500.
(k)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

See Notes to Financial Statements.

AUGUST 31, 2012	ANNUAL REPORT	27

Consolidated Schedule of Investments (continued)	BlackRock Diversified Income Strategies Fund, Inc. (DVF)

(l)	Investments in issuers considered to be an affiliate of the Fund during the year ended August 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:
	Shares Held at	Net	Shares Held at
Affiliate	August 31, 2011	Activity	August 31, 2012	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class	—	1,177,221	1,177,221	$588

(m) Represents the current yield as of report date.

• Foreign currency exchange contracts as of August 31, 2012 were as follows:

Currency		Currency			Settlement	Unrealized
Purchased		Sold		Counterparty	Date	Depreciation
USD	62,671	GBP	40,000	Citigroup, Inc.	10/17/12	$(834)
USD	975,680	GBP	628,500	UBS AG	10/17/12	(22,138)
USD	2,900,716	EUR	2,366,000	Citigroup, Inc.	10/22/12	(76,773)
Total						$(99,745)

• Credit default swaps on traded indexes—buy protection outstanding as of August 31, 2012 were as follows:

Index	Pay	Counterparty	Expiration	Notional	Unrealized
	Fixed		Date	Amount	Depreciation
	Rate			(000)
Dow Jones	5.00%	JPMorgan	6/20/17	USD 1,733	$(70,339)
CDX North		Chase & Co.
America High
Yield Index
Series 18,
Version 2

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instrument. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instrument)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instrument is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instrument categorized in the disclosure hierarchy as of August 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed
Securities	—	—	$3,044,762	$3,044,762
Common
Stocks	$1,051,119	$492,915	1,128,317	2,672,351
Corporate
Bonds	—	17,598,313	174,720	17,773,033
Floating
Rate Loan
Interests	—	159,237,029	11,813,241	171,050,270
Other Interests	—	—	2,362,391	2,362,391
Preferred
Securities.	78,092	245,860	—	323,952
Short-Term
Securities	1,177,221	—	—	1,177,221
Total	$2,306,432	$177,574,117	$18,523,431	$198,403,980

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Foreign currency
exchange
contracts	—	$(99,745)	—	$(99,745)
Credit
contracts	—	(70,339)	—	(70,339)
Total	—	$(170,084)	—	$(170,084)

[1]	Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2012 such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$23,952	—	—	$23,952
Foreign currency
at value	29,476	—	—	29,476
Liabilities:
Loan payable	—	$(60,000,000)	—	(60,000,000)
Total	$53,428	$(60,000,000)	—	$(59,946,572)

There were no transfers between Level 1 and Level 2 during the year ended August 31, 2012.

See Notes to Financial Statements.

28	ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments (concluded)	BlackRock Diversified Income Strategies Fund, Inc. (DVF)

The following table summarizes the valuation techniques used and unobservable inputs developed by the Global Valuation Committee to determine the value of certain of the Fund’s Level 3 investments as of August 31, 2012:

				Range of	Weighted Average of
	Value	Valuation Techniques	Unobservable Inputs [1]	Unobservable Inputs	Unobservable Inputs [2]
Assets:
Common Stocks	$1,128,312	Market Comparable Companies	EBITDA Multiple	5.9x	5.9x
			Forward EBITDA Multiple	4.6x	4.6x
Floating Rate Loan Interests	1,542,193	Market Comparable Companies	Yield	9.65%	9.65%
		Cost	N/A [3]	—	—
Other Interests.	1,633,649	Market Comparable Companies	Tangible Book Value Multiple	1.44x	1.44x
Total[4]	$4,304,154

[1]	A change to the unobservable input may result in a significant change to the value of the investment as follows:
	Impact to	Impact to
Unobservable Input	Value if Input Increases	Value if Input Decreases
EBITDA Multiple	Increase	Decrease
Forward EBITDA Multiple	Increase	Decrease
Tangible Book Value Multiple	Increase	Decrease
Yield	Decrease	Increase

[2]	Unobservable inputs are weighted based on the value of the investments included in the range.
[3]	The Fund fair values certain of its Level 3 investments using prior transaction prices (acquisition cost), although the transaction may not have occurred during the current reporting period. In such cases, these investments are generally privately held investments. There may not be a secondary market, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Global Valuation Committee, or its delegate. Valuations are reviewed utilizing available market information to determine if the carrying value should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment and the fact that comparable public companies are not identical to the investments being fair valued by the Fund.
[4]	Does not include Level 3 investments with values derived utilizing prices from recent prior transactions or third party pricing information without adjustment for which such inputs are unobservable. See above valuation input table for values of such Level 3 investments. A significant change in third party pricing information could result in a significantly lower or higher value in such Level 3 investments.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed	Common	Corporate	Floating Rate Loan	Other
	Securities	Stocks	Bonds	Interests	Interests	Warrants	Total
Assets:
Opening balance, as of August 31, 2011	$2,753,115	$1,701,248	$1,621,040	$12,355,482	$2,550,707	$7	$20,981,599
Transfers into Level 3[5]	—	3	—	812,985	—	—	812,988
Transfers out of Level 3[6]	—	—	—	(6,717,669)	—	—	(6,717,669)
Accrued discounts/premiums	38,599	—	2,251	25,434	—	—	66,284
Net realized gain (loss)	(48,393)	(523,489)	(2,483,821)	20,906	553,993	(107,610)	(2,588,414)
Net change in unrealized appreciation/depreciation[7] .	97,411	(178,802)	2,536,709	223,641	339,443	107,603	3,126,005
Purchases	2,575,485	136,539	—	5,994,593	—	—	8,706,617
Sales	(2,371,455)	(7,182)	(1,501,459)	(902,131)	(1,081,752)	—	(5,863,979)
Closing Balance, as of August 31, 2012	$3,044,762	$1,128,317	$174,720	$11,813,241	$2,362,391	—	$18,523,431

[5]	As of August 31, 2011, the Fund used observable inputs in determining the value of certain investments. As of August 31, 2012, the Fund used significant unobservable inputs in determining the value on the same investments. As a result, investments with a beginning of year value of $812,988 transferred from Level 2 to Level 3 in the disclosure hierarchy.
[6]	As of August 31, 2011, the Fund used significant unobservable inputs in determining the value of certain investments. As of August 31, 2012, the Fund used observable inputs in determining the value on the same investments. As a result, investments with a beginning of year value of $6,717,669 transferred from Level 3 to Level 2 in the disclosure hierarchy.
[7]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on securities still held as of August 31, 2012 was $647,964.

See Notes to Financial Statements.

AUGUST 31, 2012	ANNUAL REPORT	29

Consolidated Schedule of Investments August 31, 2012	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)
(Percentages shown are based on Net Assets)

		Par
Asset-Backed Securities		(000)	Value
Fraser Sullivan CLO Ltd., Series 2012-7A,
Class C, 4.47%, 4/20/23 (a)(b)	USD	470	$417,642
Gannett Peak CLO Ltd., Series 2006-1X,
Class A2, 0.81%, 10/27/20 (b)		575	484,438
Goldentree Loan Opportunities VI Ltd.,
Series 2012-6A, Class D,
4.66%, 4/17/22 (a)(b)		775	704,552
Goldman Sachs Asset Management CLO Plc,
Series 2007-1A, Class B,
0.89%, 8/01/22 (a)(b)		1,255	1,060,475
Highbridge Loan Management Ltd.,
Series 2012-1A, Class C,
5.71%, 9/20/22 (a)(b)(c)		750	692,250
ING Investment Management, Series 2012-2A,
Class D, 4.99%, 10/15/22 (a)(b)		775	690,998
LCM LP, Series 11A, Class D2,
4.41%, 4/19/22 (a)(b)		800	700,000
MAPS CLO Fund LLC, Series 2005-1A, Class C,
1.42%, 12/21/17 (a)(b)		575	545,502
Race Point CLO, Series 2012-6A, Class D,
4.93%, 5/24/23 (a)(b)		550	497,035
Symphony CLO Ltd. (a)(b):
Series 2012-10A, Class D,
5.69%, 7/23/23		750	693,750
Series 2012-9A, Class D, 4.71%, 4/16/22		625	557,000
Total Asset-Backed Securities — 2.5%			7,043,642

Common Stocks (d)		Shares
Auto Components — 0.3%
Delphi Automotive Plc		31,554	955,774
Chemicals — 0.0%
GEO Specialty Chemicals, Inc. (a)		13,117	6,034
Electrical Equipment — 0.0%
Medis Technologies Ltd.		71,654	215
Paper & Forest Products — 0.3%
Ainsworth Lumber Co. Ltd.		133,089	291,628
Ainsworth Lumber Co. Ltd. (a)		152,951	335,150
Western Forest Products, Inc.		84,448	91,665
			718,443
Software — 0.3%
HMH Holdings/EduMedia		32,192	788,716
Total Common Stocks — 0.9%			2,469,182

		Par
Corporate Bonds		(000)
Airlines — 0.1%
American Airlines Pass-Through Trust,
Series 2011-2, Class A, 8.63%, 4/15/23	USD	268	283,923
Delta Air Lines, Inc., Series 2009-1-B,
9.75%, 6/17/18		107	115,220
			399,143
Auto Components — 0.8%
Icahn Enterprises LP:
7.75%, 1/15/16		1,535	1,611,750
8.00%, 1/15/18		680	724,200
			2,335,950
Chemicals — 0.9%
GEO Specialty Chemicals, Inc.:
7.50%, 3/31/15		857	1,028,384
10.00%, 3/31/15		987	987,390

		Par
Corporate Bonds		(000)	Value

Chemicals (concluded)
Hexion US Finance Corp., 6.63%, 4/15/20	USD	280	$282,800
INEOS Finance Plc, 8.38%, 2/15/19 (a)		230	242,075
			2,540,649
Commercial Services & Supplies — 0.3%
ARAMARK Corp., 3.94%, 2/01/15 (b)		135	134,662
AWAS Aviation Capital Ltd.,
7.00%, 10/17/16 (a)		663	698,984
Brickman Group Holdings, Inc.,
9.13%, 11/01/18 (a)		26	26,260
			859,906
Communications Equipment — 0.5%
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20		820	871,250
10.13%, 7/01/20		540	579,150
			1,450,400
Consumer Finance — 0.3%
Inmarsat Finance Plc, 7.38%, 12/01/17 (a)		775	842,813
Containers & Packaging — 0.1%
OI European Group BV, 6.88%, 3/31/17	EUR	143	185,711
Diversified Financial Services — 0.8%
Ally Financial, Inc., 2.67%, 12/01/14 (b)	USD	1,120	1,100,803
Reynolds Group Issuer, Inc.:
7.75%, 10/15/16	EUR	472	612,976
6.88%, 2/15/21	USD	530	573,725
			2,287,504
Diversified Telecommunication Services — 0.2%
ITC Deltacom, Inc., 10.50%, 4/01/16		430	463,325
Energy Equipment & Services — 0.1%
FTS International Services LLC / FTS
International Bonds Inc.,
8.13%, 11/15/18 (a)		340	351,050
Health Care Equipment & Supplies — 0.2%
DJO Finance LLC:
10.88%, 11/15/14		263	274,506
7.75%, 4/15/18		210	192,150
			466,656
Health Care Providers & Services — 0.8%
CHS/Community Health Systems, Inc.,
5.13%, 8/15/18		778	802,312
HCA, Inc., 6.50%, 2/15/20		865	950,419
Tenet Healthcare Corp., 8.88%, 7/01/19		380	432,250
			2,184,981
Health Care Technology — 0.8%
IMS Health, Inc., 12.50%, 3/01/18 (a)		1,860	2,185,500
Hotels, Restaurants & Leisure — 0.1%
Little Traverse Bay Bands of Odawa Indians,
9.00%, 8/31/20 (a)		373	339,430
Household Durables — 0.2%
Beazer Homes USA, Inc., 6.63%, 4/15/18 (a)		395	403,888
Independent Power Producers & Energy Traders — 1.9%
Calpine Corp., 7.25%, 10/15/17 (a)		1,180	1,262,600
Energy Future Holdings Corp.,
10.00%, 1/15/20		725	799,313
Energy Future Intermediate Holding Co. LLC,
10.00%, 12/01/20		2,875	3,227,187
			5,289,100
Industrial Conglomerates — 0.6%
Sequa Corp., 13.50%, 12/01/15 (a)		1,557	1,650,776

See Notes to Financial Statements.

30	ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)
(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value
IT Services — 0.2%
First Data Corp., 6.75%, 11/01/20 (a)	USD	535	$530,988
Machinery — 0.1%
UR Financing Escrow Corp.,
5.75%, 7/15/18 (a)		175	185,063
Media — 2.1%
AMC Networks, Inc., 7.75%, 7/15/21		225	254,813
Checkout Holding Corp.,
16.03%, 11/15/15 (a)(e)		665	405,650
Clear Channel Worldwide Holdings, Inc.:
Series A, 9.25%, 12/15/17		401	434,082
Series B, 9.25%, 12/15/17		1,834	1,992,182
NAI Entertainment Holdings LLC,
8.25%, 12/15/17 (a)		553	616,595
Unitymedia Hessen GmbH & Co. KG,
8.13%, 12/01/17 (a)		2,000	2,165,000
			5,868,322
Oil, Gas & Consumable Fuels — 0.2%
Coffeyville Resources LLC, 9.00%, 4/01/15 (a)		275	292,875
EP Energy LLC/EP Energy Finance, Inc.,
6.88%, 5/01/19 (a)		315	337,838
			630,713
Paper & Forest Products — 0.3%
Ainsworth Lumber Co. Ltd.,
11.00%, 7/29/15 (a)(f)		576	523,849
Longview Fibre Paper & Packaging, Inc.,
8.00%, 6/01/16 (a)		340	351,900
			875,749
Pharmaceuticals — 0.2%
Valeant Pharmaceuticals International,
6.50%, 7/15/16 (a)		395	416,725
Real Estate Management & Development — 0.2%
Realogy Corp., 7.63%, 1/15/20 (a)		365	397,850
Wireless Telecommunication Services — 2.2%
Cricket Communications, Inc., 7.75%, 5/15/16		1,700	1,793,500
Digicel Group Ltd. (a):
9.13%, 1/15/15		278	280,780
8.25%, 9/01/17		315	333,900
iPCS, Inc., 2.57%, 5/01/13 (b)		1,500	1,488,750
Sprint Nextel Corp. (a):
9.00%, 11/15/18		750	885,000
7.00%, 3/01/20		1,195	1,308,525
			6,090,455
Total Corporate Bonds — 14.2%			39,232,647

Floating Rate Loan Interests (b)
Aerospace & Defense — 1.6%
DynCorp International, Term
Loan B, 6.25% , 7/07/16		703	701,684
SI Organization, Inc., Term Loan B, 4.50%,
11/22/16		832	809,051
Spirit Aerosystems, Inc., Term
Loan B, 3.75%, 4/18/19		793	794,337
TransDigm, Inc.:
Add on Term Loan B2, 4.00%, 2/14/17		443	445,175
Term Loan B, 4.00%, 2/14/17		1,134	1,137,799
Wesco Aircraft Hardware Corp., Term Loan B,
4.25%, 4/07/17		650	649,435
			4,537,481

		Par
Floating Rate Loan Interests (b)		(000)	Value
Airlines — 0.8%
Delta Air Lines, Inc., Credit, Term Loan B,
5.50%, 4/20/17	USD	2,075	$2,090,155
US Airways Group, Inc., Term Loan,
2.74%, 3/21/14		125	120,781
			2,210,936
Auto Components — 2.8%
Autoparts Holdings Ltd., First Lien Term Loan,
6.50%, 7/28/17		1,439	1,410,343
Federal-Mogul Corp.:
Term Loan B, 2.17%–2.18%, 12/29/14		1,886	1,799,422
Term Loan C, 2.17%–2.18%, 12/28/15		639	610,150
The Goodyear Tire & Rubber Co., Term Loan
(Second Lien), 4.75%, 4/30/19		2,490	2,480,662
GPX International Tire Corp. (d)(g):
Term Loan, 8.37%, 3/30/12		549	—
Term Loan, 12.00%, 3/30/12		9	—
Schaeffler AG, Term Loan C2, 6.00%, 1/27/17		785	787,292
UCI International, Inc., Term Loan B,
5.50%, 7/26/17		739	740,597
			7,828,466
Biotechnology — 0.5%
Grifols, Inc., Term Loan B, 4.50%, 6/01/17		1,345	1,348,078
Building Products — 3.2%
Armstrong World Industries, Inc., Term Loan B,
4.00%, 3/09/18		1,844	1,838,254
CPG International, Inc., Term
Loan B, 6.00%, 2/18/17		1,773	1,744,189
Goodman Global, Inc., Initial Term Loan (First
Lien), 5.75%, 10/28/16		4,421	4,425,349
Momentive Performance Materials, Inc.
(Nautilus), Extended Term Loan,
3.62%, 5/05/15	EUR	641	738,546
			8,746,338
Capital Markets — 2.0%
American Capital Holdings, Term Loan,
5.50%, 7/19/16	USD	1,114	1,118,177
HarbourVest Partners LLC, Term Loan B,
6.25%, 12/16/16		1,508	1,506,163
Nuveen Investments, Inc.:
Extended (First Lien), Term Loan,
5.95%–5.96%, 5/13/17		897	897,639
Extended Term Loan, 5.92%–5.96%,
5/12/17		1,753	1,757,852
Incremental Term Loan, 7.25%, 5/13/17		345	346,553
			5,626,384
Chemicals — 6.1%
American Rock Salt Holdings LLC, Term Loan,
5.50%, 4/25/17		1,210	1,174,607
Ashland, Inc., Term Loan B, 3.75%, 8/23/18		605	606,543
Chemtura Corp., Exit Term Loan B,
5.50%, 8/27/16		1,400	1,404,088
Evergreen Acqco 1 LP, Term
Loan B, 6.25%, 7/09/19		765	772,176
Gentek, Inc., Term Loan, 5.00%–5.75%,
10/06/15		838	833,913
INEOS US Finance LLC:
3 Year Term Loan, 5.50%, 5/04/15		195	195,971
6 Year Term Loan, 6.50%, 5/04/18		4,100	4,106,474
MacDermid, Inc., Tranche C Term Loan,
2.32%, 4/11/14	EUR	479	596,069
Nexeo Solutions LLC, Term Loan B,
5.00%, 9/08/17	USD	1,185	1,153,159
PolyOne Corp., Term Loan, 5.00%, 12/20/17		403	404,184
PQ Corp. (FKA Niagara Acquisition, Inc.),
Term Loan B, 3.98%, 7/30/14		2,375	2,332,057

See Notes to Financial Statements.

AUGUST 31, 2012	ANNUAL REPORT	31

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (b)		(000)	Value
Chemicals (concluded)
Styron Sarl LLC, Term Loan B, 8.00%, 8/02/17	USD	545	$507,585
Tronox, Inc.:
Delayed Draw Term Loan, 4.25%, 2/08/18		342	340,962
Term Loan B, 4.25%, 2/08/18		1,253	1,250,194
Univar, Inc., Term Loan B, 5.00%, 6/30/17		1,301	1,292,569
			16,970,551
Commercial Services & Supplies — 5.5%
ACCO Brands Corp., Term Loan B,
4.25%, 4/30/19		1,861	1,859,106
Altegrity, Inc. (FKA US Investigations
Services, Inc.), Tranche D Term Loan,
7.75%, 2/20/15		1,468	1,460,380
ARAMARK Corp.:
Extended Term Loan B, 3.48%, 7/26/16		358	356,422
Extended Term Loan C,
3.48%–3.71%, 7/26/16		203	202,119
Letter of Credit, 3.50%, 7/26/16		24	23,440
Letter of Credit Facility, 3.50%, 7/26/16		16	16,281
AWAS Finance Luxembourg 2012 SA,
Term Loan, 5.75%, 7/16/18		660	660,000
AWAS Finance Luxembourg Sarl, Term Loan B,
5.25%, 6/10/16		811	811,023
Delos Aircraft, Inc., Term Loan B2,
4.75%, 4/12/16		1,875	1,893,750
KAR Auction Services, Inc., Term Loan B,
5.00%, 5/19/17		2,571	2,570,458
Protection One, Inc., Term Loan,
5.75%, 3/21/19		1,217	1,229,120
Synagro Technologies, Inc., Term Loan B,
2.24%, 4/02/14		1,504	1,333,747
Volume Services America, Inc., Term Loan B,
10.50%–10.75%, 9/16/16		983	982,500
West Corp., Term Loan B6, 5.75%, 6/02/18		1,950	1,956,103
			15,354,449
Communications Equipment — 3.5%
Avaya, Inc.:
Extended Term Loan B3, 4.93%, 10/26/17		281	251,065
Term Loan B1, 3.18%, 10/24/14		1,744	1,674,531
CommScope, Inc., Term Loan,
4.25%, 1/12/18		1,579	1,578,006
Telesat Canada, Term Loan A, 4.41%, 3/24/17	CAD	1,630	1,579,153
Zayo Group, LLC, Term Loan B,
7.13%, 7/02/19	USD	4,525	4,591,472
			9,674,227
Construction & Engineering — 0.9%
BakerCorp. International, Inc., Term Loan B,
4.75%, 6/01/18		856	852,711
Safway Services LLC, First Out Term Loan,
9.00%, 12/16/17		1,700	1,700,000
			2,552,711
Construction Materials — 2.0%
HD Supply, Inc., Senior Debt B,
7.25%, 10/12/17		5,460	5,578,318
Consumer Finance — 0.8%
Springleaf Financial Funding Co. (FKA AGFS
Funding Co.), Term Loan, 5.50%, 5/10/17		2,300	2,221,225
Containers & Packaging — 0.5%
Sealed Air Corp., Term Loan B,
4.75%, 10/03/18		1,323	1,330,372
Diversified Consumer Services — 3.3%
Coinmach Service Corp., Term Loan B,
3.33%, 11/20/14		2,452	2,352,779
Education Management LLC, Term Loan C3,
8.25%, 3/29/18		668	588,004

		Par
Floating Rate Loan Interests (b)		(000)	Value
Diversified Consumer Services (concluded)
Laureate Education, Inc., Extended Term Loan,
5.25%, 6/18/18	USD	2,217	$2,162,021
ServiceMaster Co.:
Delayed Draw Term Loan, 2.74%, 7/24/14		238	236,146
Term Loan, 2.75%–2.97%, 7/24/14		2,387	2,371,381
Weight Watchers International, Inc.,
Term Loan F, 4.00%, 3/15/19		1,306	1,290,108
			9,000,439
Diversified Financial Services — 1.8%
Residential Capital LLC:
DIP Term Loan A1, 5.00%, 11/18/13		1,265	1,268,163
DIP Term Loan A2, 6.75%, 11/18/13		185	187,159
Reynolds Group Holdings, Inc.:
Term Loan B, 6.50%, 2/09/18		1,397	1,404,887
Term Loan C, 6.50%, 8/09/18		2,227	2,254,760
			5,114,969
Diversified Telecommunication Services — 4.4%
Hawaiian Telcom Communications, Inc.,
Term Loan B, 7.00%, 2/28/17		1,095	1,108,688
Integra Telecom Holdings, Inc., Term Loan B,
9.25%, 4/15/15		1,593	1,568,612
Level 3 Financing, Inc.:
2016 Term Loan B, 4.75%, 2/01/16		1,675	1,678,350
2019 Term Loan B, 5.25%, 8/01/19		1,370	1,372,000
Term Loan B2, 5.75%, 9/03/18		3,425	3,434,042
Term Loan B3, 5.75%, 8/31/18		1,475	1,478,894
US Telepacific Corp., Term Loan B,
5.75%, 2/23/17		1,483	1,416,900
			12,057,486
Electronic Equipment, Instruments & Components — 0.9%
CDW LLC (FKA CDW Corp.), Extended Term
Loan, 4.00%, 7/14/17		1,124	1,109,923
Flextronics International Ltd. Delay Draw:
Term Loan A-2, 2.48%, 10/01/14		38	38,159
Term Loan A-3, 2.48%, 10/01/14		45	44,518
Sensata Technologies Finance Co. LLC, Term
Loan, 4.00%, 5/11/18		1,337	1,338,914
			2,531,514
Energy Equipment & Services — 2.9%
Dynegy Midwest Generation LLC, Coal Co.
Term Loan, 9.25%, 8/04/16		932	966,710
Dynegy Power LLC, Gas Co. Term Loan,
9.25%, 8/04/16		1,252	1,310,102
MEG Energy Corp., Term Loan B,
4.00%, 3/16/18		3,325	3,328,632
Tervita Corp.:
Incremental Term Loan, 6.50%, 10/17/14		761	760,544
Term Loan B, 3.23%, 11/14/14		1,601	1,570,466
			7,936,454
Food & Staples Retailing — 1.8%
AB Acquisitions UK Topco 2, Term Loan B1,
3.52%, 7/09/15	GBP	1,825	2,734,825
Pilot Travel Centers LLC, Term Loan B2,
4.25%, 8/07/19	USD	1,055	1,057,638
US Foods, Inc. (FKA U.S. Foodservice, Inc.),
Extended Term Loan B, 5.75%, 3/31/17		1,351	1,305,365
			5,097,828
Food Products — 3.0%
Advance Pierre Foods:
Term Loan (First Lien), 7.00%, 9/30/16		1,741	1,749,188
Term Loan (Second Lien),
11.25%, 9/29/17		1,205	1,212,230

See Notes to Financial Statements.

32	ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (b)		(000)	Value
Food Products (concluded)
Del Monte Foods Co., Term Loan,
4.50%, 3/08/18	USD	2,326	$2,294,529
Michael Foods Group, Inc., Term Loan,
4.25%, 2/23/18		391	391,139
Pinnacle Foods Finance LLC:
Extended Term Loan B, 3.75%, 10/03/16		89	88,299
Term Loan E, 4.75%, 10/17/18		1,139	1,134,251
Solvest Ltd. (Dole):
Term Loan B-2, 5.00%–6.00%, 7/06/18		553	553,358
Term Loan C-2, 5.00%–6.00%, 7/06/18		989	990,222
			8,413,216
Health Care Equipment & Supplies — 5.3%
Bausch & Lomb, Inc., Term Loan B,
5.25%, 5/17/19		2,890	2,899,624
Biomet, Inc., Term Loan B,
3.23%–3.47%, 3/25/15		678	676,107
BSN Medical Acquisition Holding GmbH,
Term Loan B, 6.00%, 7/27/19		835	837,088
DJO Finance LLC:
Extended Term Loan B2, 5.23%, 11/01/16		437	436,682
Term Loan B3, 6.25%, 9/15/17		2,279	2,281,179
Hologic, Inc., Term Loan B, 4.50%, 8/01/19		3,820	3,843,187
Hupah Finance, Inc., Term Loan B,
6.25%, 1/21/19		773	775,961
Iasis Healthcare LLC, Term Loan,
5.00%, 5/03/18		759	747,353
Immucor, Inc., Term Loan B, 7.25%, 8/17/18		1,791	1,798,180
LHP Hospital Group, Inc., Term Loan,
9.00%, 7/03/18		465	468,488
			14,763,849
Health Care Providers & Services — 4.9%
Community Health Systems, Inc., Extended
Term Loan B, 3.92%–3.96%, 1/25/17		91	90,648
ConvaTec, Inc., Term Loan, 5.75%, 12/22/16		1,258	1,260,770
DaVita, Inc.:
Term Loan B, 4.50%, 10/20/16		1,943	1,947,994
Term Loan B2, 4.00%, 9/02/19		1,365	1,358,393
Emergency Medical Services Corp., Term Loan,
5.25%, 5/25/18		1,437	1,435,453
Harden Healthcare LLC:
Add on Term Loan A, 7.75%, 3/02/15		959	929,833
Term Loan A, 8.50%, 3/02/15		588	576,011
HCA, Inc.:
Extended Term Loan B3, 3.48%, 5/01/18		515	506,873
Tranche B-2 Term Loan, 3.71%, 3/31/17		787	776,137
inVentiv Health, Inc.:
Combined Term Loan, 6.50%, 8/04/16		707	657,438
Incremental Term Loan B-3,
6.75%, 5/15/18		1,001	933,382
Medpace, Inc., Term Loan,
6.50%–7.25%, 6/16/17		1,197	1,142,911
Sheridan Holdings, Inc., First Lien Term Loan,
6.00%, 6/29/18		660	660,548
US Renal Care, Inc., First Lien Term Loan,
6.25%–7.25%, 7/02/19		1,120	1,128,400
Vanguard Health Holding Co. II LLC
(Vanguard Health Systems, Inc.),
Term Loan B, 5.00%, 1/29/16		134	134,577
			13,539,368
Health Care Technology — 1.4%
IMS Health, Inc., Term Loan B,
4.50%, 8/25/17		1,195	1,197,842
Kinetic Concepts, Inc., Term
Loan B, 7.00%, 5/04/18		1,981	1,997,916

		Par
Floating Rate Loan Interests (b)		(000)	Value

Health Care Technology (concluded)
MedAssets, Inc., Term Loan, 5.25%, 11/16/16	USD	670	$672,028
			3,867,786
Hotels, Restaurants & Leisure — 7.1%
Alpha D2 Ltd., Term Loan B, 5.75%, 4/28/17		1,357	1,363,654
Ameristar Casinos, Inc., Term
Loan B, 4.00%, 4/16/18		1,225	1,226,645
Boyd Gaming Corp., Incremental Term Loan,
6.00%, 12/17/15		839	845,242
Caesars Entertainment Operating Co., Inc.:
Extended Term Loan B6, 5.49%, 1/26/18		205	180,207
Incremental Term Loan B4,
9.50%, 10/31/16		1,100	1,121,459
Term Loan B1, 3.24%, 1/28/15		197	187,187
Term Loan B3, 3.24%–3.46%, 1/28/15		5,318	5,042,960
DineEquity, Inc., Term Loan B,
4.25%–5.25%, 10/19/17		79	78,985
Dunkin’ Brands, Inc., Term Loan B2,
4.00%, 11/23/17		2,457	2,430,444
Golden Living, Term Loan, 5.00%, 5/04/18		323	308,536
OSI Restaurant Partners LLC:
Revolver, 2.49%–2.56%, 6/14/13		9	9,354
Term Loan B, 2.56%, 6/14/14		95	94,275
Sabre, Inc., Non Extended Initial Term Loan,
2.23%, 9/30/14		318	314,807
SeaWorld Parks & Entertainment, Inc. (FKA SW
Acquisitions Co., Inc.), Term Loan B,
4.00%, 8/17/17		963	963,272
Six Flags Theme Parks, Inc., Term Loan B,
4.25%, 12/20/18		1,510	1,513,533
Station Casinos, Inc., Term Loan B1,
3.23%, 6/17/16		847	805,017
Twin River Worldwide Holdings, Inc., Term Loan,
8.50%, 11/05/15		708	710,120
Wendy’s International, Inc., Term Loan B,
4.75%, 5/15/19		2,340	2,350,436
			19,546,133
Household Products — 0.5%
Prestige Brands, Inc., Term Loan,
5.25%–6.25%, 1/31/19		1,284	1,293,901
Independent Power Producers & Energy Traders — 1.0%
The AES Corp., Term Loan, 4.25%, 6/01/18		1,975	1,979,937
Calpine Corp., Term Loan B, 4.50%, 4/01/18		465	465,642
GenOn Energy, Inc., Term Loan B,
6.00%, 12/01/17		270	271,930
			2,717,509
Industrial Conglomerates — 1.9%
Sequa Corp.:
Incremental Term Loan, 6.25%, 12/03/14		427	428,345
Term Loan, 3.69%–3.72%, 12/03/14		4,898	4,864,090
			5,292,435
Insurance — 0.8%
Asurion LLC, Term Loan (First Lien),
5.50%, 5/24/18		654	655,776
CNO Financial Group, Inc., Term Loan B,
6.25%, 9/30/16		1,447	1,450,326
			2,106,102
Internet Software & Services — 0.4%
Web.com Group, Inc., Term Loan B,
7.00%, 10/27/17		1,147	1,141,820
IT Services — 5.5%
Ceridian Corp., Extended Term Loan,
5.99%, 5/09/17		1,512	1,511,581

See Notes to Financial Statements.

AUGUST 31, 2012	ANNUAL REPORT	33

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (b)		(000)	Value

IT Services (concluded)
First Data Corp.:
2018 Term Loan B, 4.24%, 3/23/18	USD	6,251	$5,901,683
Non-Extended Term Loan B-1,
2.99%, 9/24/14		298	294,155
Non-Extended Term Loan B-3,
2.99%, 9/24/14		66	64,840
Genpact International, Inc., Term Loan B,
4.25%, 8/16/19		1,660	1,660,000
InfoGroup, Inc., Term Loan, 5.75%, 5/25/18		707	625,934
iPayment, Inc., Term Loan B, 5.75%, 5/08/17		681	681,000
Neustar, Inc., Term Loan B, 5.00%, 11/08/18		883	887,742
SunGard Data Systems, Inc.
(Solar Capital Corp.), Term Loan B,
3.86%–4.06%, 2/26/16		307	306,710
TransUnion LLC, Term Loan B, 5.50%, 2/12/18		3,195	3,215,516
			15,149,161
Leisure Equipment & Products — 0.8%
Eastman Kodak Co., DIP Term Loan B,
8.50%, 7/19/13		1,122	1,112,189
FGI Operating Company, LLC, Term Loan,
5.50%–6.50%, 4/19/19		1,120	1,123,506
			2,235,695
Machinery — 2.9%
Intelligrated, Inc., First Lien Term Loan,
6.75%, 7/30/18		1,000	990,000
Navistar International Corp., Term Loan B,
7.00%, 8/17/17		950	954,213
Rexnord Corp., Term Loan B, 5.00%, 4/02/18		697	699,237
Terex Corp.:
Term Loan, 6.00%, 4/28/17	EUR	134	167,687
Term Loan B, 5.50%, 4/28/17	USD	1,306	1,312,451
Tomkins LLC, Term Loan B, 4.25%, 9/29/16		2,574	2,580,563
Wabash National Corp., Term
Loan B, 6.00%, 5/02/19		1,197	1,204,481
			7,908,632
Media — 16.0%
Acosta, Inc., Term Loan B, 5.75%, 3/01/18		512	512,683
Affinion Group, Inc., Term Loan B,
5.00%, 7/15/15		565	479,667
AMC Entertainment, Inc., Term Loan B3,
4.25%, 2/22/18		697	697,197
AMC Networks, Inc., Term Loan B,
4.00%, 12/31/18		1,683	1,681,957
Atlantic Broadband Finance LLC, 1st Lien
Term Loan, 5.25%, 4/04/19		1,030	1,030,968
BBHI Acquisition LLC (FKA Bresnan
Telecommunications Co. LLC), Term Loan B,
4.50%, 12/14/17		2,505	2,511,388
Capsugel Holdings US, Inc., Term Loan B,
4.75%, 8/01/18		1,234	1,235,270
Catalina Marketing Corp., Extended Term Loan
B, 5.73%, 9/29/17		1,169	1,152,316
Cengage Learning Acquisitions, Inc.:
Non-Extended Term Loan, 2.49%, 7/03/14		529	487,267
Tranche 1 Incremental, 7.50%, 7/03/14		759	730,623
Charter Communications Operating LLC:
Extended Term Loan C, 3.49%, 9/06/16		1,639	1,634,919
Term Loan D, 4.00%, 5/15/19		638	637,632
Clarke American Corp., Term Facility B,
2.73%–2.96%, 6/30/14		160	143,042
Clear Channel Communications, Inc.:
Term Loan B, 3.88%, 1/28/16		1,859	1,439,764
Term Loan C, 3.88%, 1/28/16		340	258,298
Cumulus Media, Inc., First Lien Term Loan,
5.75%, 9/17/18		1,393	1,394,929

		Par
Floating Rate Loan Interests (b)		(000)	Value
Media (concluded)
EMI Music Publishing Ltd., Term Loan B,
5.50%, 6/29/18	USD	985	$991,649
Gray Television, Inc., Term Loan B,
3.75%, 12/31/14		1,388	1,380,249
Houghton Mifflin Harcourt Publishing Co.,
DIP Term Loan B, 7.25%, 6/01/18		943	953,242
Hubbard Broadcasting, Term Loan B,
5.25%, 4/28/17		877	877,940
Intelsat Jackson Holdings SA (FKA Intelsat
Jackson Holdings Ltd.), Tranche B Term Loan,
5.25%, 4/02/18		5,875	5,894,220
Interactive Data Corp., Term Loan B,
4.50%, 2/12/18		2,896	2,899,978
Kabel Deutschland GmbH, Term Loan F,
4.25%, 2/01/19		1,650	1,647,013
Lavena Holding 4 GmbH (Prosiebensat.1
Media AG):
Term Loan B, 2.95%, 3/06/15	EUR	304	349,790
Term Loan C, 3.32%, 3/04/16		304	351,701
LIN Television Corp., Term Loan B,
5.00%, 12/21/18	USD	701	705,424
Newsday LLC, Fixed Rate Term Loan,
10.50%, 8/01/13		2,500	2,513,550
Nielsen Finance LLC, Class B Term Loan,
3.99%, 5/02/16		1,377	1,380,764
Sinclair Television Group, Inc., Term Loan B,
4.00%, 10/28/16		1,218	1,217,194
Univision Communications, Inc.,
Extended Term Loan, 4.48%, 3/31/17		1,864	1,802,259
UPC Broadband Holding BV, Term Loan U,
4.15%, 12/29/17	EUR	494	617,354
UPC Financing Partnership:
Term Loan, 4.75%, 12/29/17	USD	895	897,613
Term Loan T, 3.75%, 12/30/16		165	163,454
WC Luxco Sarl, Term Loan B3,
4.25%, 3/15/18		370	368,170
Weather Channel, Term Loan B,
4.25%, 2/13/17		1,818	1,823,932
WideOpenWest Finance LLC, First Lien
Term Loan, 6.25%, 7/17/18		1,125	1,124,303
			43,987,719
Metals & Mining — 2.6%
Constellium Holding Co BV, Term Loan B,
9.25%, 5/25/18		1,125	1,102,500
Novelis, Inc., Term Loan, 4.00%, 3/10/17		2,511	2,496,113
SunCoke Energy, Inc., Term Loan B,
4.00%, 7/26/18		941	935,799
Walter Energy, Inc., Term Loan B,
4.00%, 4/02/18		2,803	2,755,379
			7,289,791
Multiline Retail — 1.3%
99¢ Only Stores, Term Loan,
5.25%, 1/11/19		1,129	1,135,667
Dollar General Corp., Tranche B-2 Term Loan,
2.98%, 7/07/14		616	617,176
Hema Holding BV:
Term Loan B, 2.14%, 7/06/15	EUR	393	476,489
Term Loan C, 2.89%, 7/05/16		393	478,962
The Neiman Marcus Group, Inc., Term Loan,
4.75%, 5/16/18	USD	930	930,000
			3,638,294

See Notes to Financial Statements.

34	ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (b)		(000)	Value
Oil, Gas & Consumable Fuels — 2.3%
Chesapeake Energy Corp., Unsecured
Term Loan, 8.50%, 12/01/17	USD	2,010	$2,014,321
Everest Acquisition LLC, Term Loan B1,
5.00%, 4/24/18		1,430	1,433,575
Gibson Energy ULC, Term Loan B,
4.75%, 6/15/18		1,672	1,678,580
Obsidian Natural Gas Trust, Term Loan,
7.00%, 11/02/15		1,176	1,176,408
			6,302,884
Paper & Forest Products — 0.7%
Ainsworth Lumber Co. Ltd., Term Loan,
5.25%, 6/26/14		385	372,488
NewPage Corp., DIP Term Loan,
8.00%, 3/07/13		450	454,221
Verso Paper Finance Holdings LLC, Term Loan,
6.49%–7.24%, 2/01/13 (f)		2,429	1,214,560
			2,041,269
Pharmaceuticals — 4.1%
Aptalis Pharma, Inc., Term Loan B,
5.50%, 2/10/17		2,447	2,437,824
Pharmaceutical Product Development, Inc.,
Term Loan B, 6.25%, 12/05/18		3,026	3,059,555
Quintiles Transnational Corp., Term Loan B,
5.00%, 6/08/18		1,346	1,348,931
RPI Finance Trust:
Incremental Tranche 2, 4.00%, 11/09/18		200	199,709
Term Loan Tranche 2, 4.00%, 5/09/18		988	989,033
Valeant Pharmaceuticals International, Inc.:
Add-On Term Loan B, 4.75%, 2/13/19		1,281	1,283,684
Series A Tranche B, 4.75%, 2/13/19		940	942,181
Warner Chilcott Corp.:
Incremental Term Loan B-1,
4.25%, 3/15/18		204	203,362
Term Loan B-1, 4.25%, 3/15/18		539	535,521
Term Loan B-2, 4.25%, 3/15/18		269	267,760
			11,267,560
Professional Services — 1.8%
Booz Allen Hamilton, Inc., Term Loan B,
4.50%, 7/31/19		1,400	1,401,750
Emdeon, Inc., Term Loan B1,
5.00%, 11/02/18		1,769	1,769,933
ON Assignment, Inc., Term Loan B,
5.00%, 5/15/19		583	580,128
Truven Health Analytics, Term Loan B,
6.75%, 6/06/19		1,315	1,324,310
			5,076,121
Real Estate Investment Trusts (REITs) — 0.8%
iStar Financial, Inc.:
Term Loan A1, 5.00%, 6/28/13		2,202	2,203,727
Term Loan A2, 7.00%, 6/30/14		75	75,070
			2,278,797
Real Estate Management & Development — 1.6%
Mattamy Funding Partnership, Term Loan B,
2.69%, 4/11/13		400	395,385
Realogy Corp.:
Extended Letter of Credit Loan,
4.50%, 10/10/16		119	114,847
Extended Synthetic Letter of Credit,
3.25%, 10/10/13		55	51,204
Extended Term Loan, 4.49%, 10/10/16		3,747	3,616,901
Stockbridge SBE Holdings LLC, Term Loan B,
13.00%, 5/02/17		190	189,050
			4,367,387

		Par
Floating Rate Loan Interests (b)		(000)	Value
Road & Rail — 0.7%
Avis Budget Car Rental LLC, Incremental
Term Loan, 6.25%, 9/21/18	USD	598	$600,753
RailAmerica, Inc., Term Loan B,
4.00%, 3/01/19		958	957,006
Road Infrastructure Investment LLC,
Term Loan B, 6.25%, 3/30/18		509	506,182
			2,063,941
Semiconductors & Semiconductor Equipment — 0.9%
Freescale Semiconductor, Inc., Extended Term
Loan B, 4.50%, 12/01/16		1,733	1,662,617
NXP BV, Term Loan A-2, 5.50%, 3/03/17		853	862,831
			2,525,448
Software — 3.7%
Blackboard, Inc., Term Loan B,
7.50%, 10/04/18		552	542,909
Infor US, Inc. (FKA Lawson Software, Inc.),
Term Loan B, 6.25%, 4/05/18		3,865	3,905,048
Sophia, LP, Term Loan B, 6.25%, 7/19/18		1,416	1,428,136
SS&C Technologies, Inc.:
Term Loan B-1, 5.00%, 6/07/19		1,945	1,947,445
Term Loan B-2, 5.00%, 6/07/19		201	201,460
Vertafore, Inc., Term Loan B, 5.25%, 7/29/16		675	674,054
WaveDivision Holdings LLC, Term Loan B,
5.50%, 8/23/19		1,530	1,535,707
			10,234,759
Specialty Retail — 6.5%
Academy Ltd., Term Loan, 6.00%, 8/03/18		1,692	1,697,420
Bass Pro Group LLC, Term Loan,
5.25%, 6/13/17		1,224	1,232,180
Burlington Coat Factory Warehouse Corp., Term
Loan B1, 5.50%, 2/23/17		346	346,796
Claire’s Stores, Inc., Term Loan B,
2.98%–3.20%, 5/29/14		1,753	1,720,338
General Nutrition Centers, Inc., Term Loan B,
4.25%, 3/02/18		1,870	1,867,363
The Gymboree Corp., Term Loan,
5.00%, 2/23/18		286	276,771
Harbor Freight Tools USA, Inc., Term Loan B,
5.50%, 11/14/17		995	993,597
Jo-Ann Stores, Inc., Term Loan,
4.75%, 3/16/18		642	641,887
Michaels Stores, Inc.:
Extended Term Loan B3, 5.00%, 7/29/16		736	739,544
Term Loan B2, 5.00%, 7/29/16		1,365	1,371,536
Party City Holdings, Inc., Term Loan B,
5.75%, 7/26/19		1,855	1,863,496
PETCO Animal Supplies, Inc., Term Loan,
4.50%, 11/24/17		2,123	2,123,837
Things Remembered, Inc., Term Loan B,
8.00%, 5/24/18		680	666,400
Toys ‘R’ Us Delaware, Inc.:
Incremental Term Loan B2,
5.25%, 5/25/18		395	378,462
Term Loan, 6.00%, 9/01/16		566	555,951
Term Loan B3, 5.25%, 5/25/18		209	201,096
The Yankee Candle Co., Inc., Term Loan B,
5.25%, 4/02/19		1,377	1,381,891
			18,058,565
Textiles, Apparel & Luxury Goods — 1.2%
Ascend Performance Materials LLC,
Term Loan B, 6.75%, 4/10/18		1,995	1,976,706
Wolverine Worldwide, Inc., Term Loan B,
4.21%, 6/06/19		1,250	1,257,787
			3,234,493

See Notes to Financial Statements.

AUGUST 31, 2012	ANNUAL REPORT	35

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)
(Percentages shown are based on Net Assets)

	Par
Floating Rate Loan Interests (b)	(000)	Value

Wireless Telecommunication Services — 1.7%
Crown Castle International Corp., Term Loan B,
4.00%, 1/31/19	USD 608	$607,561
MetroPCS Wireless, Inc.:
Term Loan B-3, 4.00%, 3/16/18	245	244,144
Tranche B-2 Term Loan, 4.07%, 11/03/16	971	969,697
Vodafone Americas Finance 2, Inc. (f):
Term Loan, 6.88%, 8/11/15	2,093	2,177,122
Term Loan B, 6.25%, 7/11/16	722	736,312
		4,734,836
Total Floating Rate Loan Interests — 126.7%		350,795,697

	Beneficial
	Interest
Other Interests (h)	(000)
Chemicals — 0.0%
Wellman Holdings, Inc., Litigation Trust Certificate	4,750	48
Diversified Financial Services — 0.3%
J.G. Wentworth LLC Preferred Equity Interests (d)	—(i)	835,717
Total Other Interests — 0.3%		835,765

Warrants (j) — 0.0%	Shares
Software — 0.0%
HMH Holdings/EduMedia (Issued/Exercisable 3/09/10,
19 Shares for 1 Warrant, Expires 6/22/19, Strike
Price $42.27)	1,202	—
Total Long-Term Investments
(Cost — $400,628,030) — 144.6%		400,376,933

Short-Term Securities
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.15% (k)(l)	1,779,337	1,779,337
Total Short-Term Securities
(Cost — $1,779,337) — 0.6%		1,779,337

Options Purchased	Contracts
Over-the-Counter Call Options — 0.0%
Marsico Parent Superholdco LLC, Strike Price USD
942.86, Expires 12/14/19, Broker Goldman Sachs
Group, Inc.	20	—
Total Options Purchased
(Cost — $19,556) — 0.0%		—
Total Investments (Cost—$402,426,923) — 145.2%		402,156,270
Liabilities in Excess of Other Assets — (45.2)%		(125,166,270)
Net Assets — 100.0%		$276,990,000

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	When-issued security. Unsettled when-issued transactions were as follows:
Counterparty	Value	Unrealized Appreciation
Credit Suisse Group AG	$692,250	—

(d)	Non-income producing security.
(e)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(f)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(g)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(h)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(i)	Amount is less than $500.
(j)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.
(k)	Investments in issuers considered to be an affiliate of the Fund during the year ended August 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:
	Shares Held at	Net	Shares Held at
Affiliate	August 31, 2011	Activity	August 31, 2012	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class	5,396,667	(3,617,330)	1,779,337	$1,172

(l)	Represents the current yield as of report date.
•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
•	Foreign currency exchange contracts as of August 31, 2012 were as follows:
						Unrealized
Currency		Currency			Settlement	Appreciation
Purchased		Sold		Counterparty	Date	(Depreciation)
USD	30,190	EUR	24,000	Deutsche
				Bank AG	9/05/12	$3
USD	1,756,637	CAD	1,784,000	UBS AG	10/17/12	(51,520)
USD	219,347	GBP	140,000	Citibank NA	10/17/12	(2,919)
USD	2,400,001	GBP	1,546,000	UBS AG	10/17/12	(54,454)
USD	4,273,223	EUR	3,485,500	Citibank NA	10/22/12	(113,100)
Total						$(221,990)

• Credit default swaps on traded indexes — buy protection outstanding as of August 31, 2012 were as follows:

	Pay			Notional
	Fixed		Expiration	Amount	Unrealized
Index	Rate	Counterparty	Date	(000)	Depreciation
Dow Jones
CDX North
America High
Yield Index
Series 18,		JPMorgan
Version 2	5.00%	Chase & Co.	6/20/17	USD 3,614	$(146,707)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instrument. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities

See Notes to Financial Statements.

36	ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instrument)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instrument is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instrument categorized in the disclosure hierarchy as of August 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed
Securities	—	—	$7,043,642	$7,043,642
Common
Stocks	$1,674,432	$788,716	6,034	2,469,182
Corporate
Bonds	—	36,877,443	2,355,204	39,232,647
Floating
Rate Loan
Interests	—	327,615,178	23,180,519	350,795,697
Other Interests	—	—	835,765	835,765
Short-Term
Securities	1,779,337	—	—	1,779,337
Total	$3,453,769	$365,281,337	$33,421,164	$402,156,270

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency
exchange
contracts	—	$3	—	$3
Liabilities:
Credit
contracts	—	(146,707)	—	(146,707)
Foreign currency
exchange
contracts	—	(221,993)	—	(221,993)
Total	—	$(368,697)	—	$(368,697)

[1]	Derivative financial instruments are swaps, foreign currency exchange contracts and options. Swaps and foreign exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Cash	$3,216	—	—	$3,216
Foreign currency
at value	74,079	—	—	74,079
Liabilities:
Loan payable	—	$(117,000,000)	—	(117,000,000)
Total	$77,295	$(117,000,000)	—	$(116,922,705)

There were no transfers between levels during the year ended August 31, 2012.

See Notes to Financial Statements.

AUGUST 31, 2012	ANNUAL REPORT	37

Consolidated Schedule of Investments (concluded)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

The following table summarizes the valuation techniques used and unobservable inputs developed by the Global Valuation Committee to determine the value of certain of the Fund’s Level 3 investments as of August 31, 2012:

				Range of	Weighted Average of
	Value	Valuation Techniques	Unobservable Inputs [1]	Unobservable Inputs	Unobservable Inputs[2]
Assets:
Common Stocks	$ 6,034	Market Comparable Companies	EBITDA Multiple	5.0x	5.0x
			Illiquidity Discount	20%	20%
			Proforma Revenue Increase	37%	37%
Corporate Bonds	2,015,774	Market Comparable Companies	EBITDA Multiple	5.0x	5.0x
			Illiquidity Discount	20%	20%
			Proforma Revenue Increase	37%	37%
Floating Rate Loan Interests	4,420,404	Market Comparable Companies	Illiquidity Discount	50%	50%
			Yield	9.65%	9.65%
		Cost	N/A3	—	—
Total[4]	$6,442,212

[1]	A change to the unobservable input may result in a significant change to the value of the investment as follows:
	Impact to	Impact to
Unobservable Input	Value if Input Increases	Value if Input Decreases
EBITDA Multiple	Increase	Decrease
Illiquidity Discount.	Decrease	Increase
Proforma Revenue Increase	Increase	Decrease
Yield	Decrease	Increase

[2]	Unobservable inputs are weighted based on the value of the investments included in the range.
[3]	The Fund fair values certain of its Level 3 investments using prior transaction prices (acquisition cost), although the transaction may not have occurred during the current reporting period. In such cases, these investments are generally privately held investments. There may not be a secondary market, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Global Valuation Committee, or its delegate. Valuations are reviewed utilizing available market information to determine if the carrying value should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment and the fact that comparable public companies are not identical to the investments being fair valued by the Fund.
[4]	Does not include Level 3 investments with values derived utilizing prices from recent prior transactions or third party pricing information without adjustment for which such inputs are unobservable. See above valuation input table for values of such Level 3 investments. A significant change in third party pricing information could result in a significantly lower or higher value in such Level 3 investments.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed	Common	Corporate	Floating Rate Loan	Other
	Securities	Stocks	Bonds	Interests	Interests	Total
Assets:
Opening balance, as of August 31, 2011	$7,328,370	$191,645	$2,293,544	$23,078,475	$742,860	$33,634,894
Transfers into Level 3 [5]	—	—	—	3,624,442	—	3,624,442
Transfers out of Level 3 [6]	—	—	—	(12,473,405)	—	(12,473,405)
Accrued discounts/premiums	102,532	—	82,157	120,872	—	305,561
Net realized gain (loss)	(113,969)	(1,361,242)	(4,362,357)	40,452	—	(5,797,116)
Net change in unrealized appreciation/depreciation [7]	369,528	1,177,556	4,597,146	(561,315)	92,905	5,675,820
Purchases	5,001,366	—	143,230	11,197,600	—	16,342,196
Sales	(5,644,185)	(1,925)	(398,516)	(1,846,602)	—	(7,891,228)
Closing Balance, as of August 31, 2012.	$7,043,642	$6,034	$2,355,204	$23,180,519	$835,765	$33,421,164

[5]	As of August 31, 2011, the Fund used observable inputs in determining the value of certain investments. As of August 31, 2012, the Fund used significant unobservable inputs in determining the value on the same investments. As a result, investments with a beginning of year value of $3,624,442 transferred from Level 2 to Level 3 in the disclosure hierarchy.
[6]	As of August 31, 2011, the Fund used significant unobservable inputs in determining the value of certain investments. As of August 31, 2012, the Fund used observable inputs in determining the value on the same investments. As a result, investments with a beginning of year value of $12,473,405 transferred from Level 3 to Level 2 in the disclosure hierarchy.
[7]	The change in unrealized appreciation/depreciation on investments still held as of August 31, 2012 was $(162,162).

See Notes to Financial Statements.

38	ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments August 31, 2012	BlackRock Limited Duration Income Trust (BLW)
(Percentages shown are based on Net Assets)

		Par
Asset-Backed Securities		(000)	Value
Asset-Backed Securities—6.2%
321 Henderson Receivables I LLC,
Series 2010-3A, Class A,
3.82%, 12/15/48 (a)	USD	4,369	$4,566,048
AmeriCredit Automobile Receivables Trust,
Series 2012-2, Class D, 3.38%, 4/09/18		1,990	2,043,706
Capital One Multi-Asset Execution Trust,
Series 4-3C, 6.63%, 4/19/17 (b)	GBP	2,650	4,302,523
Conseco Financial Corp., Series 1995-5,
Class M1, 7.65%, 9/15/26 (b)	USD	631	642,083
Countrywide Asset-Backed Certificates (b):
Series 2007-10, Class 2A1,
0.29%, 6/25/47		414	411,851
Series 2007-12, Class 2A1,
0.59%, 8/25/47		945	934,253
Series 2007-7, Class 2A2,
0.40%, 10/25/47		3,230	3,004,507
CSAM Funding, Series 2A, Class B1,
7.05%, 10/15/16 (a)		750	757,800
Ford Credit Floorplan Master Owner Trust:
Series 2010-5, Class C,
2.07%, 9/15/15 (a)		890	896,004
Series 2011-2, Class C, 2.37%, 9/15/15		1,125	1,127,976
Series 2011-2, Class D, 2.86%, 9/15/15		1,145	1,147,944
Fraser Sullivan CLO Ltd., Series 2012-7A,
Class C, 4.47%, 4/20/23 (a)(b)		1,090	968,574
Gannett Peak CLO Ltd., Series 2006-1X,
Class A2, 0.81%, 10/27/20 (b)		1,330	1,120,525
Goldentree Loan Opportunities VI Ltd.,
Series 2012-6A, Class D,
4.66%, 4/17/22 (a)(b)		1,500	1,363,650
GSAA Trust, Series 2007-3, Class 1A2,
0.41%, 3/25/47 (b)		3,102	1,346,850
ING Investment Management, Series 2012-2A,
Class D, 4.99%, 10/15/22 (a)(b)		1,800	1,604,898
Santander Consumer Acquired Receivables
Trust, Series 2011-S1A, Class D,
3.15%, 8/15/16 (a)		2,331	2,321,397
Santander Drive Auto Receivables Trust:
Series 2011-S1A, Class D,
3.10%, 5/15/17 (a)		1,069	1,071,802
Series 2011-S2A, Class B,
2.06%, 6/15/17 (a)		560	560,521
Series 2011-S2A, Class C,
2.86%, 6/15/17 (a)		580	585,926
Series 2012-3, Class D, 3.64%, 5/15/18		2,865	2,920,532
SLC Student Loan Trust, Series 2006-A,
Class A4, 0.58%, 1/15/19 (b)		1,003	999,959
Spirit Issuer Plc, Series A2, 3.60%, 12/28/31	GBP	1,800	1,943,530
World Financial Network Credit Card Master
Trust, Series 2012-C, Class B,
3.57%, 8/15/22	USD	3,000	3,013,596
			39,656,455
Interest Only Asset-Backed Securities—0.3%
Sterling Bank Trust, Series 2004-2, Class Note,
2.08%, 3/30/30 (a)		11,663	922,072
Sterling Coofs Trust, Series 1, 2.36%, 4/15/29		10,312	786,325
			1,708,397
Total Asset-Backed Securities — 6.5%			41,364,852

Common Stocks (c)		Shares	Value
Auto Components — 0.6%
Delphi Automotive Plc		121,926	$3,693,135
Construction & Engineering — 0.0%
USI United Subcontractors		6,454	16,135
Diversified Financial Services — 0.3%
Kcad Holdings I Ltd.		300,277,327	1,991,139
Hotels, Restaurants & Leisure — 0.1%
BLB Worldwide Holdings, Inc.		51,947	597,391
Travelport Worldwide Ltd. (b)		176,501	22,945
			620,336
Media — 0.0%
Cumulus Media, Inc., Class A		113,813	315,262
Metals & Mining — 0.0%
Euramax International		234	49,856
Software — 0.3%
Bankruptcy Management Solutions, Inc.		880	9
HMH Holdings/EduMedia		71,219	1,744,868
			1,744,877
Total Common Stocks — 1.3%			8,430,740

		Par
Corporate Bonds		(000)
Aerospace & Defense — 0.5%
Huntington Ingalls Industries, Inc.,
7.13%, 3/15/21 (d)	USD	650	703,625
Kratos Defense & Security Solutions, Inc.,
10.00%, 6/01/17 (d)		1,966	2,093,790
Meccanica Holdings USA, Inc.,
6.25%, 7/15/19 (a)(d)		559	505,809
			3,303,224
Airlines — 1.0%
American Airlines Pass-Through Trust,
Series 2011-2, Class A,
8.63%, 10/15/21 (d)		871	923,779
Continental Airlines, Inc.,
6.75%, 9/15/15 (a)(d)		1,350	1,398,937
Delta Air Lines, Inc., Series 2009-1 Series B,
9.75%, 6/17/18 (d)		253	273,071
US Airways Pass Through Trust:
Series 2011-1, Class C
10.88%, 10/22/14		1,599	1,638,817
Series 2012-1, Class C 9.13%, 10/01/15		2,706	2,760,120
			6,994,724
Auto Components — 1.1%
Icahn Enterprises LP (b)(e):
4.00%, 8/15/13		1,240	1,240,000
4.00%, 8/15/13 (a)		3,620	3,620,000
Jaguar Land Rover Plc, 8.25%, 3/15/20	GBP	554	927,840
Titan International, Inc., 7.88%, 10/01/17 (d)	USD	1,330	1,393,175
			7,181,015
Beverages — 0.2%
Crown European Holdings SA:
7.13%, 8/15/18	EUR	428	592,172
7.13%, 8/15/18 (a)		544	752,668
			1,344,840

See Notes to Financial Statements.

AUGUST 31, 2012	ANNUAL REPORT	39

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)
(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value
Building Products — 0.6%
Building Materials Corp. of America (a)(d):
7.00%, 2/15/20	USD	1,345	$1,455,962
6.75%, 5/01/21		1,030	1,125,275
USG Corp., 9.75%, 1/15/18		1,390	1,490,775
			4,072,012
Capital Markets — 0.7%
E*Trade Financial Corp.:
12.50%, 11/30/17		2,515	2,870,244
2.25%, 8/31/19 (a)(e)(f)		249	212,895
SteelRiver Transmission Co. LLC,
4.71%, 6/30/17 (a)		1,204	1,243,800
			4,326,939
Chemicals — 2.9%
Ashland, Inc., 4.75%, 8/15/22 (a)(d)		675	676,687
Celanese US Holdings LLC,
5.88%, 6/15/21 (d)		805	889,525
Hexion US Finance Corp.:
6.63%, 4/15/20 (c)		395	398,950
9.00%, 11/15/20		735	628,425
Huntsman International LLC,
8.63%, 3/15/21 (d)		655	749,975
INEOS Finance Plc (a)(d):
8.38%, 2/15/19		1,665	1,752,412
7.50%, 5/01/20		515	525,300
INEOS Group Holdings Plc, 8.50%, 2/15/16
(a)		345	325,163
LyondellBasell Industries NV,
5.75%, 4/15/24 (d)(c)		2,520	2,853,900
Nova Chemicals Corp., 8.38%, 11/01/16 (d)		5,500	6,105,000
Orion Engineered Carbons Bondco GmbH,
9.63%, 6/15/18 (a)		898	947,390
Tronox Finance LLC, 6.38%, 8/15/20 (a)(d)		2,880	2,908,800
			18,761,527
Commercial Banks — 2.4%
CIT Group, Inc. (d):
5.25%, 4/01/14 (a)		3,614	3,754,043
4.75%, 2/15/15 (a)		2,409	2,505,360
5.00%, 5/15/17		890	927,825
5.50%, 2/15/19 (a)		2,040	2,126,700
HSBC Bank Plc, 3.10%, 5/24/16 (a)(d)		2,560	2,683,313
HSBC Holdings Plc, 6.25%, 3/19/18	EUR	1,000	1,424,999
Nordea Bank AB, 4.50%, 3/26/20		1,020	1,304,907
Regions Financial Corp., 4.88%, 4/26/13 (d)	USD	907	911,535
			15,638,682
Commercial Services & Supplies — 1.0%
ARAMARK Corp., 8.50%, 2/01/15 (d)		980	1,004,510
ARAMARK Holdings Corp.,
8.63%, 5/01/16 (a)(g)		890	911,146
Brickman Group Holdings, Inc.,
9.13%, 11/01/18 (a)		63	63,630
Clean Harbors, Inc., 5.25%, 8/01/20 (a)(d)		607	622,934
Covanta Holding Corp., 6.38%, 10/01/22 (d)		1,130	1,235,510
Mead Products LLC/ACCO Brands Corp.,
6.75%, 4/30/20 (a)		290	306,675
Mobile Mini, Inc., 7.88%, 12/01/20 (d)		915	981,337
Verisure Holding AB:
8.75%, 9/01/18	EUR	526	661,603
8.75%, 12/01/18		221	246,007
West Corp., 8.63%, 10/01/18	USD	165	167,475
			6,200,827
Communications Equipment — 1.8%
ADC Telecommunications, Inc.,
3.50%, 7/15/15 (d)(f)		6,670	6,811,137
Avaya, Inc., 9.75%, 11/01/15 (d)		510	442,425

		Par
Corporate Bonds		(000)	Value
Communications Equipment (concluded)
Hughes Satellite Systems Corp.,
6.50%, 6/15/19 (d)	USD	850	$910,563
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20		1,890	2,008,125
10.13%, 7/01/20		1,460	1,565,850
			11,738,100
Construction Materials — 0.5%
HD Supply, Inc., 8.13%, 4/15/19 (a)(d)		3,085	3,347,225
Consumer Finance — 0.7%
Ford Motor Credit Co. LLC (d):
3.88%, 1/15/15		2,475	2,575,341
7.00%, 4/15/15		400	445,272
Hyundai Capital America,
3.75%, 4/06/16 (a)(d)		1,285	1,353,586
			4,374,199
Containers & Packaging — 0.6%
Ardagh Packaging Finance Plc:
7.38%, 10/15/17	EUR	200	266,025
7.38%, 10/15/17		100	133,012
7.38%, 10/15/17 (a)(d)	USD	299	320,304
7.38%, 10/15/17 (a)	EUR	587	780,783
Berry Plastics Corp.:
4.34%, 9/15/14 (b)	USD	700	689,500
8.25%, 11/15/15 (d)		490	515,725
9.75%, 1/15/21		670	742,025
Beverage Packaging Holdings Luxembourg II SA,
8.00%, 12/15/16	EUR	274	337,744
Sealed Air Corp., 8.38%, 9/15/21 (a)(d)	USD	215	241,875
			4,026,993
Distributors — 0.2%
VWR Funding, Inc., 7.25%, 9/15/17 (a)(h)		1,029	1,041,862
Diversified Consumer Services — 0.1%
Laureate Education, Inc., 9.25%, 9/01/19 (a)		835	835,000
Diversified Financial Services — 5.2%
Ally Financial, Inc. (d):
8.30%, 2/12/15		2,460	2,730,600
7.50%, 9/15/20		1,630	1,866,350
8.00%, 11/01/31		2,140	2,530,550
8.00%, 11/01/31		950	1,127,644
Banque Paribas, 6.95%, 7/22/13 (d)		2,100	2,172,330
CNG Holdings, Inc., 9.38%, 5/15/20 (a)		700	714,000
DPL, Inc., 7.25%, 10/15/21 (a)(d)		255	290,700
Gala Group Finance Plc, 8.88%, 9/01/18	GBP	400	592,268
The Goldman Sachs Group, Inc. (d):
6.00%, 5/01/14	USD	1,150	1,227,728
5.13%, 1/15/15		3,515	3,757,219
3.30%, 5/03/15		3,285	3,391,253
Intesa Sanpaolo SpA, 2.38%, 12/21/12 (d)		3,335	3,282,107
Morgan Stanley (d):
5.25%, 11/02/12		795	800,641
5.30%, 3/01/13		825	841,545
Reynolds Group Issuer, Inc.:
7.75%, 10/15/16	EUR	63	81,817
7.13%, 4/15/19 (d)	USD	1,990	2,144,225
9.88%, 8/15/19 (a)		1,710	1,808,325
6.88%, 2/15/21 (d)		1,070	1,158,275
8.25%, 2/15/21 (a)		220	216,150
SLM Corp., Series A, 5.00%, 10/01/13 (d)		150	154,500
Spirit Issuer Plc, 5.86%, 12/28/21	GBP	1,570	2,050,432
WMG Acquisition Corp.,
9.50%, 6/15/16 (a)(d)	USD	280	305,900
			33,244,559

See Notes to Financial Statements.

40	ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)
(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value
Diversified Telecommunication Services — 1.9%
ITC Deltacom, Inc., 10.50%, 4/01/16	USD	1,350	$1,454,625
Level 3 Communications, Inc.,
8.88%, 6/01/19 (a)(d)		735	749,700
Level 3 Financing, Inc.:
4.47%, 2/15/15 (b)		1,725	1,707,750
8.13%, 7/01/19		3,083	3,229,443
7.00%, 6/01/20 (a)		655	651,725
OTE Plc, 5.00%, 8/05/13	EUR	120	130,820
Qwest Communications International, Inc.,
8.00%, 10/01/15 (d)	USD	2,500	2,616,250
Telefonica Emisiones SAU, 4.69%, 11/11/19	EUR	50	58,042
Telenet Finance V Luxembourg SCA:
6.25%, 8/15/22		171	216,159
6.75%, 8/15/24		397	506,837
Windstream Corp., 8.13%, 8/01/13 (d)	USD	590	622,450
			11,943,801
Electric Utilities — 0.3%
Mirant Mid Atlantic Pass Through Trust,
Series B, 9.13%, 6/30/17		677	727,398
Nisource Finance Corp. (d):
6.40%, 3/15/18		440	526,631
5.25%, 2/15/43		800	884,331
			2,138,360
Electrical Equipment — 0.1%
Belden, Inc., 5.50%, 9/01/22 (a)		510	511,275
Electronic Equipment, Instruments & Components — 1.1%
Agilent Technologies, Inc., 4.45%, 9/14/12 (d)		7,325	7,331,197
Energy Equipment & Services — 1.9%
Calfrac Holdings LP, 7.50%, 12/01/20 (a)(d)		1,105	1,082,900
Compagnie Ge´ne´rale de Ge´ophysique,
Veritas (d):
7.75%, 5/15/17		330	344,850
6.50%, 6/01/21		2,115	2,202,244
FTS International Services LLC / FTS
International Bonds Inc,
8.13%, 11/15/18 (a)		1,690	1,744,925
Gulfmark Offshore, Inc.,
6.38%, 3/15/22 (a)(d)		185	188,700
Hornbeck Offshore Services, Inc.,
5.88%, 4/01/20 (d)		375	382,500
Key Energy Services, Inc., 6.75%, 3/01/21 (d)		1,040	1,058,200
MEG Energy Corp., 6.38%, 1/30/23 (a)(d)		445	463,913
Oil States International, Inc.,
6.50%, 6/01/19 (d)		725	770,312
Peabody Energy Corp.,
6.25%, 11/15/21 (a)(d)		2,085	2,121,487
Transocean, Inc. (d):
4.95%, 11/15/15		1,040	1,133,936
5.05%, 12/15/16		180	199,372
6.00%, 3/15/18		230	266,334
			11,959,673
Food & Staples Retailing — 0.2%
Bakkavor Finance 2 Plc, 8.25%, 2/15/18	GBP	214	299,024
Rite Aid Corp., 9.25%, 3/15/20	USD	1,095	1,125,113
			1,424,137
Food Products — 0.4%
Constellation Brands, Inc., 6.00%, 5/01/22 (d)		660	741,675
Post Holdings, Inc., 7.38%, 2/15/22 (a)(d)		665	700,744
Smithfield Foods, Inc., 6.63%, 8/15/22 (d)		969	992,013
			2,434,432
Gas Utilities — 0.3%
Florida Gas Transmission Co. LLC,
4.00%, 7/15/15 (a)(d)		2,000	2,099,556

		Par
Corporate Bonds		(000)	Value
Health Care Equipment & Supplies — 1.1%
Biomet, Inc., 6.50%, 8/01/20 (a)	USD	751	$779,163
CareFusion Corp., 5.13%, 8/01/14 (d)		3,000	3,213,291
DJO Finance LLC:
10.88%, 11/15/14		587	612,681
8.75%, 3/15/18 (a)(d)		300	318,750
7.75%, 4/15/18		540	494,100
Fresenius Medical Care US Finance II, Inc.,
5.63%, 7/31/19 (a)(d)		960	1,026,000
Teleflex, Inc., 6.88%, 6/01/19 (d)		675	722,250
			7,166,235
Health Care Providers & Services — 3.2%
Aviv Healthcare Properties LP,
7.75%, 2/15/19 (d)		995	1,034,800
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18 (d)		490	505,312
7.13%, 7/15/20		471	493,373
Crown Newco 3 Plc, 7.00%, 2/15/18	GBP	541	865,470
DaVita, Inc., 5.75%, 8/15/22	USD	974	1,012,960
HCA, Inc. (d):
6.50%, 2/15/20		2,845	3,125,944
5.88%, 3/15/22		4,210	4,478,387
Hologic, Inc., 6.25%, 8/01/20 (a)(d)		1,389	1,470,604
IASIS Healthcare LLC, 8.38%, 5/15/19		1,351	1,288,516
Omnicare, Inc., 7.75%, 6/01/20 (d)		1,135	1,251,337
Tenet Healthcare Corp. (d):
10.00%, 5/01/18		3,032	3,486,800
8.88%, 7/01/19		395	449,313
United Surgical Partners International, Inc.,
9.00%, 4/01/20 (a)		470	504,663
Vanguard Health Holding Co. II LLC,
7.75%, 2/01/19 (a)		800	834,000
			20,801,479
Health Care Technology — 0.8%
IMS Health, Inc., 12.50%, 3/01/18 (a)(d)		4,300	5,052,500
Hotels, Restaurants & Leisure — 3.3%
Affinity Gaming LLC/Affinity Gaming Finance
Corp., 9.00%, 5/15/18 (a)		330	335,775
Caesars Entertainment Operating Co., Inc.:
11.25%, 6/01/17		475	511,813
8.50%, 2/15/20 (a)(d)		1,010	996,113
Caesars Operating Escrow LLC,
9.00%, 2/15/20 (a)		1,908	1,898,460
Carlson Wagonlit BV, 6.88%, 6/15/19 (a)(d)		370	384,800
Choice Hotels International, Inc.,
5.75%, 7/01/22 (d)		240	257,400
Cirsa Funding Luxembourg SA,
8.75%, 5/15/18	EUR	305	336,634
Enterprise Inns Plc:
6.50%, 12/06/18	GBP	2,232	3,065,632
6.88%, 2/15/21		2,070	2,432,270
Gategroup Finance Luxembourg SA,
6.75%, 3/01/19	EUR	290	372,969
Spirit Issuer Plc (b):
1.45%, 12/28/28	GBP	3,325	3,378,947
5.47%, 12/28/34		4,500	5,216,091
Travelport LLC, 6.46%, 12/01/16 (a)(b)(g)	USD	961	742,755
Tropicana Entertainment LLC, 9.63%, 12/15/
14 (c)(i)		375	—
Wynn Las Vegas LLC, 5.38%, 3/15/22 (a)(d)		1,258	1,286,305
			21,215,964

See Notes to Financial Statements.

AUGUST 31, 2012	ANNUAL REPORT	41

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)
(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value
Household Durables — 0.7%
Beazer Homes USA, Inc.,
6.63%, 4/15/18 (a)(d)	USD	910	$930,475
Berkline/Benchcraft LLC,
4.50%, 11/03/12 (c)(i)		200	—
Libbey Glass, Inc., 6.88%, 5/15/20 (a)(d)		250	266,563
Spie BondCo 3 SCA, 11.00%, 8/15/19	EUR	348	444,280
Standard Pacific Corp., 8.38%, 1/15/21 (d)	USD	2,400	2,676,000
			4,317,318
Household Products — 0.0%
Ontex IV SA, 9.00%, 4/15/19	EUR	253	292,766
Independent Power Producers & Energy Traders — 2.8%
The AES Corp. (d):
7.75%, 10/15/15	USD	2,440	2,757,200
9.75%, 4/15/16		710	848,450
7.38%, 7/01/21		185	211,825
Calpine Corp. (a)(d):
7.25%, 10/15/17		405	433,350
7.50%, 2/15/21		530	588,300
Energy Future Holdings Corp.,
10.00%, 1/15/20 (d)		2,805	3,092,513
Energy Future Intermediate Holding Co. LLC:
10.00%, 12/01/20		6,225	6,987,562
11.75%, 3/01/22 (a)(d)		670	713,550
GenOn REMA LLC, 9.24%, 7/02/17 (d)		560	602,123
Laredo Petroleum, Inc.:
9.50%, 2/15/19		630	715,050
7.38%, 5/01/22		515	553,625
QEP Resources, Inc., 5.38%, 10/01/22 (d)		476	487,900
			17,991,448
Industrial Conglomerates — 1.4%
Sequa Corp. (a):
11.75%, 12/01/15		2,950	3,097,500
13.50%, 12/01/15		5,870	6,222,199
			9,319,699
Insurance — 1.9%
Allied World Assurance Co. Holdings, Ltd.,
7.50%, 8/01/16 (d)		3,000	3,478,470
American International Group, Inc.,
3.00%, 3/20/15 (d)		3,120	3,209,123
CNO Financial Group, Inc.,
9.00%, 1/15/18 (a)(d)		2,353	2,573,593
Forethought Financial Group, Inc.,
8.63%, 4/15/21 (a)(d)		750	779,757
Genworth Financial, Inc., 7.63%, 9/24/21 (d)		990	1,011,582
MPL 2 Acquisition Canco, Inc.,
9.88%, 8/15/18 (a)		595	532,525
Muenchener Rueckversicherungs AG,
6.00%, 5/26/41 (b)	EUR	400	528,578
			12,113,628
IT Services — 1.0%
Ceridian Corp., 8.88%, 7/15/19 (a)	USD	1,395	1,496,137
Epicor Software Corp., 8.63%, 5/01/19		1,260	1,297,800
First Data Corp.:
7.38%, 6/15/19 (a)(d)		1,175	1,213,188
6.75%, 11/01/20 (a)(d)		1,235	1,225,737
8.25%, 1/15/21 (a)		90	89,213
12.63%, 1/15/21		1,018	1,030,725
			6,352,800
Machinery — 0.8%
UR Financing Escrow Corp.,
5.75%, 7/15/18 (a)(d)		1,244	1,315,530
UR Merger Sub Corp. (a)(d):
7.38%, 5/15/20		805	853,300

		Par
Corporate Bonds		(000)	Value
Machinery (concluded)
UR Merger Sub Corp. (a)(d) (concluded):
7.63%, 4/15/22	USD	2,518	$2,719,440
			4,888,270
Media — 6.0%
AMC Networks, Inc., 7.75%, 7/15/21 (d)		525	594,563
CCH II LLC, 13.50%, 11/30/16 (d)		4,106	4,496,112
Cengage Learning Acquisitions, Inc.,
11.50%, 4/15/20 (a)(d)		1,000	1,052,500
Checkout Holding Corp.,
16.10%, 11/15/15 (a)(f)		1,570	957,700
Clear Channel Communications, Inc.,
9.00%, 3/01/21		842	722,015
Clear Channel Worldwide Holdings, Inc.:
Series A, 9.25%, 12/15/17 (d)		933	1,009,972
Series B, 7.63%, 3/15/20		2,266	2,198,020
Series B, 9.25%, 12/15/17 (d)		5,007	5,438,854
DIRECTV Holdings LLC, 3.13%, 2/15/16 (d)		3,000	3,161,256
DISH DBS Corp. (d):
7.00%, 10/01/13		1,267	1,338,269
7.13%, 2/01/16		200	220,000
5.88%, 7/15/22 (a)		2,025	2,040,187
Intelsat Jackson Holdings SA,
7.25%, 10/15/20 (a)(d)		1,950	2,101,125
Intelsat Luxemburg SA:
11.25%, 2/04/17		360	378,000
11.50%, 2/04/17 (g)		280	294,000
Interactive Data Corp., 10.25%, 8/01/18		2,210	2,491,775
Lamar Media Corp., 5.88%, 2/01/22 (d)		675	715,500
NAI Entertainment Holdings LLC,
8.25%, 12/15/17 (a)(d)		1,301	1,450,615
ProQuest LLC, 9.00%, 10/15/18 (a)		600	550,500
ProtoStar I Ltd., 18.00%, 10/15/12 (a)(c)(e)(i)		3,454	1,727
Truven Health Analytics, Inc.,
10.63%, 6/01/20 (a)		540	576,450
Unitymedia Hessen GmbH & Co. KG:
8.13%, 12/01/17 (a)(d)		4,090	4,427,425
7.50%, 3/15/19		1,440	1,558,109
Virgin Media Secured Finance Plc,
6.50%, 1/15/18 (d)		1,000	1,090,000
			38,864,674
Metals & Mining — 1.9%
Eco-Bat Finance Plc, 7.75%, 2/15/17	EUR	495	628,837
FMG Resources August 2006
Property Ltd. (a)(d):
6.88%, 2/01/18	USD	915	871,538
6.88%, 4/01/22		410	377,200
Global Brass and Copper, Inc.,
9.50%, 6/01/19 (a)		695	731,488
Kaiser Aluminum Corp.,
8.25%, 6/01/20 (a)(d)		510	540,600
New Gold, Inc., 7.00%, 4/15/20 (a)(d)		175	184,188
New World Resources NV, 7.88%, 5/01/18	EUR	995	1,245,253
Novelis, Inc., 8.75%, 12/15/20 (d)	USD	3,875	4,330,312
Schmolz + Bickenbach Luxembourg SA,
9.88%, 5/15/19	EUR	365	370,721
Steel Dynamics, Inc., 6.38%, 8/15/22 (a)(d)	USD	555	574,425
Xstrata Canada Financial Corp.,
2.85%, 11/10/14 (a)(d)		2,450	2,508,469
			12,363,031
Multiline Retail — 0.1%
Dollar General Corp., 4.13%, 7/15/17 (b)(d)		342	355,680
Oil, Gas & Consumable Fuels — 6.8%
Access Midstream Partners LP,
6.13%, 7/15/22 (d)		510	529,125

See Notes to Financial Statements.

42	ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)
(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value
Oil, Gas & Consumable Fuels (concluded)
Alpha Natural Resources, Inc. (d):
6.00%, 6/01/19	USD	655	$589,500
6.25%, 6/01/21		485	434,075
Berry Petroleum Co., 6.38%, 9/15/22 (d)		485	516,525
BP Capital Markets Plc, 5.25%, 11/07/13 (d)		6,000	6,329,100
CCS, Inc., 11.00%, 11/15/15 (a)		1,310	1,355,850
Chaparral Energy, Inc., 7.63%, 11/15/22 (a)		305	322,538
Chesapeake Energy Corp. (d):
6.88%, 11/15/20		405	420,188
6.13%, 2/15/21		620	615,350
Coffeyville Resources LLC,
9.00%, 4/01/15 (a)(d)		274	291,810
Concho Resources, Inc., 5.50%, 10/01/22 (d)		560	578,200
Consol Energy, Inc., 8.25%, 4/01/20 (d)		2,150	2,316,625
Crosstex Energy LP, 8.88%, 2/15/18 (d)		135	144,113
Denbury Resources, Inc., 8.25%, 2/15/20		71	80,585
EP Energy LLC/EP Energy Finance, Inc., 6.88%,
5/01/19 (a)(d)		630	675,675
Holly Energy Partners LP,
6.50%, 3/01/20 (a)(d)		215	224,675
Kinder Morgan Energy Partners LP,
5.95%, 2/15/18 (d)		3,215	3,823,542
Kodiak Oil & Gas Corp., 8.13%, 12/01/19 (a)		865	919,062
Linn Energy LLC:
6.25%, 11/01/19 (a)(d)		2,400	2,370,000
8.63%, 4/15/20		515	556,200
7.75%, 2/01/21		695	724,537
MarkWest Energy Partners LP,
5.50%, 2/15/23 (d)		370	378,325
Newfield Exploration Co., 5.63%, 7/01/24 (d)		690	748,650
Oasis Petroleum, Inc.:
7.25%, 2/01/19		380	400,900
6.50%, 11/01/21		410	418,200
Offshore Group Investments Ltd.:
11.50%, 8/01/15		1,190	1,314,950
11.50%, 8/01/15 (a)		1,130	1,248,650
OGX Petroleo e Gas Participacoes SA (a):
8.50%, 6/01/18 (d)		2,671	2,370,512
8.38%, 4/01/22		605	514,250
PetroBakken Energy Ltd., 8.63%, 2/01/20 (a)		1,760	1,799,600
Range Resources Corp. (d):
5.75%, 6/01/21		1,735	1,845,606
5.00%, 8/15/22		805	838,206
Ruby Pipeline LLC, 4.50%, 4/01/17 (a)(d)		1,215	1,242,447
Sabine Pass Liquified Natural Gas LP, 7.50%,
11/30/16 (d)		1,445	1,546,150
Samson Investment Co., 9.75%, 2/15/20 (a)		21	21,630
SandRidge Energy, Inc.:
7.50%, 3/15/21		320	324,000
7.50%, 3/15/21 (a)		430	435,375
8.13%, 10/15/22 (a)		290	303,050
7.50%, 2/15/23 (a)		765	768,825
SESI LLC (d):
6.38%, 5/01/19		755	800,300
7.13%, 12/15/21		745	828,812
SM Energy Co. (d):
6.50%, 11/15/21		605	632,225
6.50%, 1/01/23 (a)		285	297,113
Targa Resources Partners LP,
6.88%, 2/01/21 (d)		525	564,375
			43,459,426
Paper & Forest Products — 0.5%
Longview Fibre Paper & Packaging, Inc., 8.00%,
6/01/16 (a)(d)		395	408,825
NewPage Corp., 11.38%, 12/31/14 (c)(i)		3,445	2,333,987

		Par
Corporate Bonds		(000)	Value
Paper & Forest Products (concluded)
Sappi Papier Holding GmbH,
8.38%, 6/15/19 (a)(d)	USD	305	$321,013
			3,063,825
Pharmaceuticals — 0.6%
Aristotle Holding, Inc., 2.65%, 2/15/17 (a)(d)		2,710	2,815,427
Valeant Pharmaceuticals International,
6.50%, 7/15/16 (a)(d)		1,260	1,329,300
			4,144,727
Real Estate Investment Trusts (REITs) — 0.5%
Felcor Lodging LP, 6.75%, 6/01/19		1,390	1,490,775
Ventas Realty LP / Ventas Capital Corp.,
4.75%, 6/01/21 (d)		1,300	1,427,210
			2,917,985
Real Estate Management & Development — 1.4%
Punch Taverns Finance Plc, Series A2R,
6.82%, 7/15/20	GBP	1,201	1,773,814
Realogy Corp.:
11.50%, 4/15/17	USD	215	228,438
12.00%, 4/15/17		225	235,687
7.88%, 2/15/19 (a)(d)		2,485	2,559,550
7.63%, 1/15/20 (a)(d)		1,425	1,553,250
9.00%, 1/15/20 (a)(d)		435	469,800
Shea Homes LP, 8.63%, 5/15/19 (d)		1,750	1,946,875
			8,767,414
Road & Rail — 1.2%
Asciano Finance Ltd., 3.13%, 9/23/15 (a)(d)		3,400	3,431,209
Florida East Coast Railway Corp.,
8.13%, 2/01/17		530	556,500
The Hertz Corp.:
7.50%, 10/15/18		540	582,525
6.75%, 4/15/19		375	393,750
6.75%, 4/15/19 (a)		405	425,250
7.38%, 1/15/21 (d)		2,160	2,349,000
			7,738,234
Software — 0.6%
Infor US, Inc., 9.38%, 4/01/19 (a)		2,000	2,165,000
Nuance Communications, Inc., 5.38%, 8/15/
20 (a)(d)		1,385	1,416,162
			3,581,162
Specialty Retail — 0.6%
Claire’s Stores, Inc., 9.00%, 3/15/19 (a)		605	627,688
Party City Holdings, Inc., 8.88%, 8/01/20 (a)		599	633,442
Penske Automotive Group, Inc.,
5.75%, 10/01/22 (a)		705	719,100
QVC, Inc., 5.13%, 7/02/22 (a)(d)		370	387,813
Sally Holdings LLC (d):
6.88%, 11/15/19		920	1,028,100
5.75%, 6/01/22		425	457,406
			3,853,549
Textiles, Apparel & Luxury Goods — 0.1%
Levi Strauss & Co., 6.88%, 5/01/22 (d)		380	394,250
Tobacco — 0.5%
Reynolds American, Inc., 7.63%, 6/01/16 (d)		2,500	3,010,467
Transportation Infrastructure — 0.8%
Aguila 3 SA, 7.88%, 1/31/18 (a)		498	524,768
Federal Express Corp. 2012 Pass Through Trust,
2.63%, 1/15/18 (a)(d)		1,468	1,481,971
Penske Truck Leasing Co. LP/PTL Finance Corp.,
3.13%, 5/11/15 (a)(d)		3,372	3,426,852
			5,433,591

See Notes to Financial Statements.

AUGUST 31, 2012	ANNUAL REPORT	43

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)
(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value
Wireless Telecommunication Services — 2.7%
Cricket Communications, Inc.,
7.75%, 5/15/16 (d)	USD	2,250	$2,373,750
Crown Castle Towers LLC, 4.52%, 1/15/35 (a)		3,000	3,167,604
Digicel Group Ltd. (a):
9.13%, 1/15/15		2,267	2,289,670
8.25%, 9/01/17		1,335	1,415,100
10.50%, 4/15/18		490	529,200
SBA Telecommunications, Inc.,
5.75%, 7/15/20 (a)(d)		328	342,760
Sprint Capital Corp., 6.88%, 11/15/28 (d)		1,470	1,330,350
Sprint Nextel Corp. (a)(d):
9.00%, 11/15/18		3,070	3,622,600
7.00%, 3/01/20		1,510	1,653,450
Sunrise Communications International SA,
7.00%, 12/31/17	EUR	150	203,292
Telefonica Emisiones SAU, 4.80%, 2/21/18		200	240,493
			17,168,269
Total Corporate Bonds — 67.0%			430,902,550

Floating Rate Loan Interests (b)
Aerospace & Defense — 0.2%
TransDigm, Inc., Term Loan B, 4.00%, 2/14/17	USD	1,158	1,162,295
Airlines — 0.1%
Delta Air Lines, Inc.,, Credit Term Loan B,
5.50%, 4/20/17		690	694,536
US Airways Group, Inc., Term Loan,
2.74%, 3/21/14		145	140,106
			834,642
Auto Components — 1.4%
Autoparts Holdings Ltd.:
First Lien Term Loan, 6.50%, 7/28/17		993	972,650
Second Lien Term Loan, 10.50%, 1/29/18		1,500	1,305,000
Federal-Mogul Corp.:
Term Loan B, 2.17%–2.18%, 12/29/14		2,149	2,051,210
Term Loan C, 2.17%–2.18%, 12/28/15		351	334,863
The Goodyear Tire & Rubber Co., Term Loan
(Second Lien), 4.75%, 4/30/19		2,985	2,973,806
Schaeffler AG, Term Loan C2, 6.00%, 1/27/17		1,060	1,063,095
			8,700,624
Beverages — 0.0%
Le-Nature’s, Inc., Tranche B Term Loan,
3/01/11 (c)(e)(i)		1,000	100
Biotechnology — 0.2%
Grifols, Inc., Term Loan B, 4.50%, 6/01/17		1,077	1,079,338
Building Products — 1.5%
Armstrong World Industries, Inc., Term Loan B,
4.00%, 3/09/18		1,265	1,260,735
CPG International, Inc., Term Loan B,
6.00%, 2/18/17		985	968,994
Goodman Global, Inc.:
Initial Term Loan (First Lien),
5.75%, 10/28/16		4,421	4,425,349
Term Loan (Second Lien),
9.00%, 10/30/17		1,145	1,160,494
Momentive Performance Materials, Inc.
(Nautilus), Extended Term Loan,
3.62%, 5/05/15	EUR	1,508	1,736,169
United Subcontractors, Inc., Term Loan
(First Lien), 4.47%, 6/30/15	USD	158	142,504
			9,694,245

		Par
Floating Rate Loan Interests (b)		(000)	Value
Capital Markets — 0.9%
American Capital Holdings, Term Loan,
5.50%, 7/19/16	USD	1,317	$1,321,939
HarbourVest Partners LLC, Term Loan B,
6.25%, 12/16/16		2,074	2,070,974
Nuveen Investments, Inc.:
Extended (First Lien), Term Loan,
5.95%–5.96%, 5/13/17		198	197,799
Extended Term Loan,
5.92%–5.96%, 5/12/17		1,137	1,139,710
Incremental Term Loan, 7.25%, 5/13/17		790	793,555
			5,523,977
Chemicals — 2.0%
American Rock Salt Holdings LLC, Term Loan,
5.50%, 4/25/17		1,232	1,196,721
Chemtura Corp., Exit Term Loan B,
5.50%, 8/27/16		1,100	1,103,212
Evergreen Acqco 1 LP, Term Loan B,
6.25%, 7/09/19		785	792,363
Gentek, Inc., Term Loan,
5.00%–5.75%, 10/06/15		112	111,623
INEOS US Finance LLC, 6 Year Term Loan,
6.50%, 5/04/18		4,463	4,469,416
MacDermid, Inc., Tranche C Term Loan,
2.32%, 4/11/14	EUR	437	543,488
Nexeo Solutions LLC, Term Loan B,
5.00%, 9/08/17	USD	1,284	1,249,256
PQ Corp.(FKA Niagara Acquisition, Inc.), Term
Loan B, 3.98%, 7/30/14		2,103	2,065,362
Styron Sarl LLC, Term Loan B, 8.00%, 8/02/17		556	517,955
Tronox, Inc.:
Delayed Draw Term Loan, 4.25%, 2/08/18		213	212,700
Term Loan B, 4.25%, 2/08/18		782	779,902
			13,041,998
Commercial Services & Supplies — 2.4%
ACCO Brands Corp., Term Loan B,
4.25%, 4/30/19		955	954,407
Altegrity, Inc.(FKA US Investigations
Services, Inc.), Tranche D Term Loan,
7.75%, 2/20/15		3,356	3,338,011
AWAS Finance Luxembourg 2012 SA, Term
Loan, 5.75%, 7/16/18		1,345	1,345,000
AWAS Finance Luxembourg Sarl, Term Loan B,
5.25%, 6/10/16		1,072	1,072,142
Delos Aircraft, Inc., Term Loan B2,
4.75%, 4/12/16		1,450	1,464,500
KAR Auction Services, Inc., Term Loan B,
5.00%, 5/19/17		1,483	1,482,957
Protection One, Inc., Term Loan,
5.75%, 3/21/19		828	836,204
Synagro Technologies, Inc., Term Loan B,
2.24%, 4/02/14		1,135	1,006,256
Volume Services America, Inc., Term Loan B,
10.50%–10.75%, 9/16/16		2,555	2,554,500
West Corp., Term Loan B6, 5.75%, 6/29/18		1,295	1,299,053
			15,353,030
Communications Equipment — 2.0%
Avaya, Inc.:
Extended Term Loan B3, 4.93%, 10/26/17		232	207,022
Term Loan B1, 3.18%, 10/24/14		1,761	1,690,153
CommScope, Inc., Term Loan,
4.25%, 1/12/18		1,234	1,233,931
Telesat Canada, Term Loan A, 4.41%, 3/24/17	CAD	3,940	3,817,093
Zayo Group, LLC, Term Loan B,
7.13%, 7/02/19	USD	5,845	5,930,863
			12,879,062

See Notes to Financial Statements.

44	ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (b)		(000)	Value
Construction & Engineering — 0.6%
Safway Services LLC, First Out Term Loan,
9.00%, 12/16/17	USD	3,750	$3,750,000
Construction Materials — 0.4%
HD Supply, Inc., Senior Debt B,
7.25%, 10/12/17		2,340	2,390,708
Consumer Finance — 0.1%
Springleaf Financial Funding Co. (FKA AGFS
Funding Co.), Term Loan, 5.50%, 5/10/17		925	893,319
Containers & Packaging — 0.1%
Sealed Air Corp., Term Loan B,
4.75%, 10/03/18		343	344,457
Diversified Consumer Services — 1.3%
Coinmach Service Corp., Term Loan B,
3.33%, 11/20/14		4,548	4,362,895
Education Management LLC, Term Loan C3,
8.25%, 3/29/18		1,391	1,224,276
Laureate Education, Inc., Extended Term Loan,
5.25%, 6/18/18		1,686	1,644,151
ServiceMaster Co.:
Delayed Draw Term Loan, 2.74%, 7/24/14		123	122,271
Term Loan, 2.75%–2.97%, 7/24/14		1,236	1,227,873
			8,581,466
Diversified Financial Services — 0.9%
Residential Capital LLC, DIP Term Loan A1,
5.00%, 11/18/13		2,905	2,912,263
Reynolds Group Holdings, Inc., Term Loan C,
6.50%, 8/09/18		2,554	2,585,781
			5,498,044
Diversified Telecommunication Services — 2.0%
Hawaiian Telcom Communications, Inc., Term
Loan B, 7.00%, 2/28/17		1,755	1,776,938
Level 3 Financing, Inc.:
2016 Term Loan B, 4.75%, 2/01/16		765	766,530
2019 Term Loan B, 5.25%, 8/01/19		625	625,913
Term Loan B2, 5.75%, 9/03/18		2,400	2,406,336
Term Loan B3, 5.75%, 8/31/18		2,800	2,807,392
Telesat LLC, Term Loan B, 4.25%, 3/28/19		3,725	3,716,283
US Telepacific Corp., Term Loan B,
5.75%, 2/23/17		497	474,427
			12,573,819
Electric Utilities — 0.0%
TPF Generation Holdings LLC, Synthetic Letter of
Credit Deposit (First Lien), 2.36%, 12/13/13		47	46,897
Electronic Equipment, Instruments & Components — 0.1%
Sensata Technologies Finance Co. LLC, Term
Loan, 4.00%, 5/11/18		711	711,457
Energy Equipment & Services — 1.7%
Dynegy Midwest Generation LLC, Coal Co. Term
Loan, 9.25%, 8/04/16		2,315	2,400,818
Dynegy Power LLC, Gas Co. Term Loan,
9.25%, 8/04/16		4,236	4,434,192
MEG Energy Corp., Term Loan B,
4.00%, 3/16/18		1,985	1,987,243
Tervita Corp. (FKA CCS Corp.), Term Loan B,
3.23%, 11/14/14		1,830	1,795,646
			10,617,899
Food & Staples Retailing — 0.1%
Pilot Travel Centers LLC, Term Loan B2,
4.25%, 8/07/19		610	611,525
US Foods, Inc. (FKA U.S. Foodservice, Inc.)
Extended Term Loan B, 5.75%, 3/31/17		225	217,466
			828,991

		Par
Floating Rate Loan Interests (b)		(000)	Value
Food Products — 0.9%
Advance Pierre Foods:
Term Loan (First Lien), 7.00%, 9/30/16	USD	2,027	$2,036,168
Term Loan (Second Lien),
11.25%, 9/29/17		1,300	1,307,800
Del Monte Foods Co., Term Loan,
4.50%, 3/08/18		918	905,868
Pinnacle Foods Finance LLC, Term Loan E,
4.75%, 10/17/18		1,130	1,125,122
Solvest Ltd. (Dole):
Term Loan B-2, 5.00%–6.00%, 7/06/18		97	96,898
Term Loan C-2, 5.00%–6.00%, 7/06/18		173	173,398
			5,645,254
Health Care Equipment & Supplies — 1.6%
Bausch & Lomb, Inc., Term Loan B,
5.25%, 5/17/19		2,055	2,061,843
BSN Medical Acquisition Holding GmbH, Term
Loan B, 6.00%, 7/27/19		700	701,750
DJO Finance LLC, Term Loan B3,
6.25%, 9/15/17		2,165	2,166,371
Hologic, Inc., Term Loan B, 4.50%, 8/01/19		2,795	2,811,966
Hupah Finance, Inc., Term Loan B,
6.25%, 1/21/19		998	1,001,241
Immucor, Inc., Term Loan B, 7.25%, 8/17/18		646	648,418
LHP Hospital Group, Inc., Term Loan,
9.00%, 7/03/18		860	866,450
			10,258,039
Health Care Providers & Services — 2.1%
Ardent Health Services, Term Loan (First Lien),
6.50%, 9/15/15		1	1,287
ConvaTec, Inc., Term Loan, 5.75%, 12/22/16		1,258	1,260,770
DaVita, Inc.:
Term Loan B, 4.50%, 10/20/16		1,970	1,974,925
Term Loan B2, 4.00%, 9/02/19		1,010	1,005,112
Emergency Medical Services Corp., Term Loan,
5.25%, 5/25/18		292	291,689
Harden Healthcare LLC:
Add on Term Loan A, 7.75%, 3/02/15		3,100	3,004,076
Term Loan A, 8.50%, 3/02/15		514	504,009
HCA, Inc., Extended Term Loan B3,
3.48%, 5/01/18		890	875,956
inVentiv Health, Inc.:
Combined Term Loan, 6.50%, 8/04/16		453	421,357
Incremental Term Loan B-3,
6.75%, 5/15/18		431	402,290
Medpace, Inc., Term Loan,
6.50%–7.25%, 6/16/17		2,729	2,605,837
Sheridan Holdings, Inc., First Lien Term Loan,
6.00%, 6/29/18		370	370,307
US Renal Care, Inc., First Lien Term Loan,
6.25%–7.25%, 7/02/19		860	866,450
			13,584,065
Health Care Technology — 0.2%
IMS Health, Inc., Term Loan B,
4.50%, 8/25/17		901	903,326
Kinetic Concepts, Inc., Term Loan B, 7.00%,
5/04/18		617	622,039
			1,525,365
Hotels, Restaurants & Leisure — 2.9%
Alpha D2 Ltd., Term Loan B, 5.75%, 4/28/17		1,566	1,574,219
Caesars Entertainment Operating Co., Inc.:
Extended Term Loan B6, 5.49%, 1/26/18		470	413,158
Incremental Term Loan B4,
9.50%, 10/31/16		1,230	1,254,672
Term Loan B1, 3.24%, 1/28/15		2,104	1,995,514
Term Loan B3, 3.24%–3.46%, 1/28/15		6,389	6,059,247

See Notes to Financial Statements.

AUGUST 31, 2012	ANNUAL REPORT	45

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (b)		(000)	Value
Hotels, Restaurants & Leisure (concluded)
Dunkin’ Brands, Inc., Term Loan B2,
4.00%, 11/23/17	USD	2,350	$2,324,742
OSI Restaurant Partners LLC:
Revolver, 2.49%–2.56%, 6/14/13		43	43,091
Term Loan B, 2.56%, 6/14/14		113	112,232
Sabre, Inc., Non-Extended Initial Term Loan,
2.23%, 9/30/14		429	424,990
SeaWorld Parks & Entertainment, Inc., Term
Loan B, 4.00%, 8/17/17		855	855,420
Six Flags Theme Parks, Inc., Term Loan B,
4.25%, 12/20/18		1,155	1,157,703
Travelport LLC:
Extended Tranche A Term Loan,
6.44%, 9/28/12		443	132,755
Extended Tranche B Term Loan,
13.94%, 12/01/16		1,427	114,134
Twin River Worldwide Holdings, Inc., Term Loan,
8.50%, 11/05/15		1,198	1,201,888
Wendy’s International, Inc., Term Loan B,
4.75%, 5/15/19		1,235	1,240,508
			18,904,273
Household Durables — 0.0%
Berkline/Benchcraft LLC, Term Loan B,
14.00%, 11/03/11 (c)(i)		166	27,964
Household Products — 0.1%
Prestige Brands, Inc., Term Loan,
5.25%–6.25%, 1/31/19		856	862,601
Independent Power Producers & Energy Traders — 0.5%
The AES Corp., Term Loan, 4.25%, 6/01/18		1,481	1,484,953
Calpine Corp., Term Loan B, 4.50%, 4/02/18		1,070	1,071,477
GenOn Energy, Inc., Term Loan B,
6.00%, 12/01/17		438	441,428
			2,997,858
Industrial Conglomerates — 0.4%
Sequa Corp., Term Loan,
3.69%–3.72%, 12/03/14		2,324	2,308,350
Insurance — 0.2%
Asurion LLC, Term Loan (First Lien),
5.50%, 5/24/18		1,512	1,515,889
Internet Software & Services — 0.1%
Web.com Group, Inc., Term Loan B,
7.00%, 10/27/17		960	955,498
IT Services — 2.1%
Ceridian Corp., Extended Term Loan,
5.99%, 5/09/17		1,087	1,086,287
First Data Corp.:
Extended 2018 Term Loan B,
4.24%, 3/23/18		5,119	4,833,398
Non-Extended Term Loan B-1,
2.99%, 9/24/14		97	95,980
Non-Extended Term Loan B-3,
2.99%, 9/24/14		62	61,398
Genpact International, Inc., Term Loan B,
4.25%, 8/16/19		1,070	1,070,000
InfoGroup, Inc., Term Loan, 5.75%, 5/25/18		1,061	938,901
Neustar, Inc., Term Loan B, 5.00%, 11/08/18		2,040	2,049,785
TransUnion LLC, Term Loan B, 5.50%, 2/12/18		3,131	3,151,903
			13,287,652
Leisure Equipment & Products — 0.3%
Eastman Kodak Co., DIP Term Loan B,
8.50%, 7/19/13		1,461	1,447,501

		Par
Floating Rate Loan Interests (b)		(000)	Value
Leisure Equipment & Products (concluded)
FGI Operating Company, LLC, Term Loan,
5.50%–6.50%, 4/19/19	USD	485	$486,518
			1,934,019
Machinery — 1.5%
Intelligrated, Inc., First Lien Term Loan,
6.75%, 7/30/18		1,100	1,089,000
Navistar International Corp., Term Loan B,
7.00%, 8/17/17		1,036	1,041,009
Rexnord Corp., Term Loan B, 5.00%, 4/02/18		1,480	1,486,067
Terex Corp.:
Term Loan, 6.00%, 4/28/17	EUR	308	385,059
Term Loan B, 5.50%, 4/28/17	USD	993	997,462
Tomkins LLC, Term Loan B, 4.25%, 9/29/16		1,897	1,902,428
Wabash National Corp., Term Loan B,
6.00%, 5/02/19		2,758	2,775,326
			9,676,351
Media — 6.2%
Affinion Group, Inc., Term Loan B,
5.00%, 7/16/15		519	440,253
AMC Networks, Inc., Term Loan B,
4.00%, 12/31/18		2,178	2,176,650
Capsugel Holdings US, Inc., Term Loan B,
4.75%, 8/01/18		663	663,479
Cengage Learning Acquisitions, Inc., Tranche 1
Incremental, 7.50%, 7/03/14		2,020	1,949,691
Charter Communications Operating LLC:
Extended Term Loan C, 3.49%, 9/06/16		2,348	2,342,549
Term Loan D, 4.00%, 5/15/19		915	913,615
Clear Channel Communications, Inc.:
Term Loan B, 3.88%, 1/28/16		2,363	1,829,528
Term Loan C, 3.88%, 1/28/16		783	595,208
Cumulus Media, Inc., First Lien Term Loan,
5.75%, 9/17/18		1,492	1,494,567
EMI Music Publishing Ltd., Term Loan B,
5.50%, 6/29/18		770	775,198
Houghton Mifflin Harcourt Publishing Co.,
DIP Term Loan B, 7.25%, 6/01/18		2,175	2,199,014
Hubbard Broadcasting, Term Loan B,
5.25%, 4/28/17		789	790,146
Intelsat Jackson Holdings SA, Tranche B Term
Loan, 5.25%, 4/02/18		4,179	4,193,002
Interactive Data Corp., Term Loan B,
4.50%, 2/12/18		2,376	2,379,469
Kabel Deutschland GmbH, Term Loan F,
4.25%, 2/01/19		3,195	3,189,217
Lavena Holding 4 GmbH (Prosiebensat.1
Media AG):
Term Loan (Second Lien), 4.45%, 9/02/16	EUR	904	957,984
Term Loan B, 2.95%, 3/06/15		304	349,790
Term Loan C, 3.32%, 3/04/16		304	351,701
Newsday LLC, Fixed Rate Term Loan,
10.50%, 8/01/13	USD	4,505	4,529,417
Sinclair Television Group, Inc., Term Loan B,
4.00%, 10/28/16		1,220	1,218,827
Univision Communications, Inc., Extended Term
Loan, 4.48%, 3/31/17		2,985	2,885,560
UPC Broadband Holding BV, Term Loan U,
4.12%, 12/29/17	EUR	97	121,039
UPC Financing Partnership:
Term Loan, 4.75%, 12/29/17	USD	1,045	1,048,051
Term Loan T, 3.75%, 12/30/16		355	351,674
WC Luxco Sarl, Term Loan B3,
4.25%, 3/15/18		529	525,958
Weather Channel, Term Loan B,
4.25%, 2/13/17		522	523,628

See Notes to Financial Statements.

46	ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (b)		(000)	Value
Media (concluded)
WideOpenWest Finance LLC, First Lien
Term Loan, 6.25%, 7/17/18	USD	745	$744,538
			39,539,753
Metals & Mining — 1.1%
Constellium Holdco BV, Term Loan B,
9.25%, 5/25/18		1,305	1,278,900
Novelis, Inc.:
Incremental Term Loan B2,
4.00%, 3/10/17		2,473	2,455,903
Term Loan, 4.00%, 3/10/17		2,945	2,926,875
Walter Energy, Inc., Term Loan B,
4.00%, 4/02/18		336	330,790
			6,992,468
Multiline Retail — 0.7%
99¢ Only Stores, Term Loan,
5.25%, 1/11/19		910	915,538
Hema Holding BV:
Second Lien Term Loan, 5.14%, 1/05/17	EUR	2,600	3,065,887
Term Loan B, 2.14%, 7/06/15		334	404,294
Term Loan C, 2.89%, 7/05/16		334	406,392
			4,792,111
Oil, Gas & Consumable Fuels — 1.3%
Chesapeake Energy Corp., Unsecured Term
Loan, 8.50%, 12/01/17	USD	2,735	2,740,880
Everest Acquisition LLC, Term Loan B1,
5.00%, 4/24/18		1,690	1,694,225
Gibson Energy ULC, Term Loan B,
4.75%, 6/15/18		1,236	1,240,287
Obsidian Natural Gas Trust, Term Loan,
7.00%, 11/02/15		2,412	2,411,790
			8,087,182
Paper & Forest Products — 0.4%
Ainsworth Lumber Co. Ltd., Term Loan,
5.25%, 6/26/14		875	846,563
NewPage Corp., DIP Term Loan,
8.00%, 3/07/13		1,450	1,463,601
Verso Paper Finance Holdings LLC, Term Loan,
6.50%–7.24%, 2/01/13		735	367,603
			2,677,767
Pharmaceuticals — 0.9%
Aptalis Pharma, Inc., Term Loan B,
5.50%, 2/10/17		1,478	1,471,959
Pharmaceutical Product Development, Inc.,
Term Loan B, 6.25%, 12/05/18		1,728	1,746,644
RPI Finance Trust, Incremental Tranche 2,
4.00%, 11/09/18		464	464,324
Valeant Pharmaceuticals International, Inc.,
Series A Tranche B, 4.75%, 2/13/19		485	486,125
Warner Chilcott Corp.:
Incremental Term Loan B-1,
4.25%, 3/15/18		292	290,518
Term Loan B-1, 4.25%, 3/15/18		769	765,029
Term Loan B-2, 4.25%, 3/15/18		385	382,515
			5,607,114
Professional Services — 0.6%
Booz Allen Hamilton, Inc., Term Loan B,
4.50%, 7/31/19		1,390	1,391,737
Emdeon, Inc., Term Loan B1,
5.00%,11/02/18		931	931,544

		Par
Floating Rate Loan Interests (b)		(000)	Value
Professional Services (concluded)
ON Assignment, Inc., Term Loan B,
5.00%, 5/15/19	USD	612	$608,659
Truven Health Analytics, Term Loan B,
6.75%, 6/06/19		1,190	1,198,425
			4,130,365
Real Estate Investment Trusts (REITs) — 0.7%
iStar Financial, Inc.:
Term Loan A1, 5.00%, 6/28/13		4,418	4,421,028
Term Loan A2, 7.00%, 6/30/14		210	210,197
			4,631,225
Real Estate Management & Development — 0.8%
Realogy Corp.:
Extended Letter of Credit Loan,
4.50%, 10/10/16		123	118,701
Extended Term Loan, 4.49%, 10/10/16		4,773	4,607,771
Stockbridge SBE Holdings LLC, Term Loan B,
13.00%, 5/02/17		425	422,875
			5,149,347
Road & Rail — 0.4%
RailAmerica, Inc., Term Loan B,
4.00%, 3/01/19		2,224	2,223,046
Road Infrastructure Investment LLC,
Term Loan B, 6.25%, 3/30/18		643	640,170
			2,863,216
Semiconductors & Semiconductor Equipment — 0.3%
Freescale Semiconductor, Inc., Extended
Term Loan B, 4.50%, 12/01/16		1,422	1,364,361
NXP BV, Term Loan A-2, 5.50%, 3/03/17		401	405,425
			1,769,786
Software — 1.0%
Bankruptcy Management Solutions, Inc., Term
Loan (First Lien), 7.50%, 8/20/14		719	211,045
Infor US, Inc. (FKA Lawson Software, Inc.), Term
Loan B, 6.25%, 4/05/18		2,110	2,131,400
Sophia, LP, Term Loan B, 6.25%, 7/19/18		918	925,271
SS&C Technologies, Inc.:
Term Loan B-1, 5.00%, 6/07/19		1,347	1,348,573
Term Loan B-2, 5.00%, 6/07/19		139	139,508
WaveDivision Holdings LLC, Term Loan B,
5.50%, 8/23/19		1,770	1,776,602
			6,532,399
Specialty Retail — 2.0%
Academy Ltd., Term Loan, 6.00%, 8/03/18		1,791	1,797,268
Bass Pro Group LLC, Term Loan,
5.25%, 6/13/17		783	788,581
Burlington Coat Factory Warehouse Corp., Term
Loan B1, 5.50%, 2/23/17		216	216,397
Claire’s Stores, Inc., Term Loan B,
2.98%–3.20%, 5/29/14		1,024	1,004,841
General Nutrition Centers, Inc., Term Loan B,
4.25%, 3/02/18		2,535	2,531,426
Harbor Freight Tools USA, Inc., Term Loan B,
5.50%, 11/14/17		530	529,253
Michaels Stores, Inc., Extended Term Loan B3,
5.00%, 7/29/16		1,870	1,878,997
Party City Holdings, Inc., Term Loan B,
5.75%, 7/26/19		1,285	1,290,885
PETCO Animal Supplies, Inc., Term Loan,
4.50%, 11/24/17		1,213	1,213,340
Toys ‘R’ Us Delaware, Inc.:
Term Loan, 6.00%, 9/01/16		435	427,487
Term Loan B3, 5.25%, 5/25/18		618	593,712

See Notes to Financial Statements.

AUGUST 31, 2012	ANNUAL REPORT	47

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (b)		(000)	Value
Specialty Retail (concluded)
The Yankee Candle Co., Inc., Term Loan B,
5.25%, 4/02/19	USD	663	$665,911
			12,938,098
Textiles, Apparel & Luxury Goods — 0.3%
Ascend Performance Materials LLC,
Term Loan B, 6.75%, 4/10/18		1,272	1,260,150
Wolverine Worldwide, Inc., Term Loan B,
4.21%, 6/26/19		830	835,171
			2,095,321
Wireless Telecommunication Services — 1.6%
Crown Castle International Corp., Term Loan B,
4.00%, 1/31/19		297	296,334
MetroPCS Wireless, Inc., Term Loan B-3,
4.00%, 3/16/18		1,032	1,028,362
Vodafone Americas Finance 2, Inc., Term Loan,
6.88%, 8/11/15 (g)		8,583	8,926,671
			10,251,367
Total Floating Rate Loan Interests — 49.2%			316,047,065

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 3.4%
Adjustable Rate Mortgage Trust, Series 2007-1,
Class 3A21, 5.87%, 3/25/37 (b)		1,489	1,484,256
Countrywide Alternative Loan Trust,
Series 2005-54CB, Class 3A4,
5.50%, 11/25/35		6,981	5,852,914
Countrywide Home Loan Mortgage Pass-
Through Trust:
Series 2005-17, Class 1A6
5.50%, 9/25/35		2,328	2,313,294
Series 2006-17, Class A2
6.00%, 12/25/36		4,526	4,107,852
Series 2007-16, Class A1
6.50%, 10/25/37		2,371	2,111,885
Series 2007-HY5, Class 3A1
5.78%, 9/25/37 (b)		2,806	2,336,687
GSR Mortgage Loan Trust, Series 2005-AR5,
Class 2A3, 3.00%, 10/25/35 (b)		2,402	1,946,962
Morgan Stanley Reremic Trust, Series 2010-R4,
Class 4A, 0.47%, 2/26/37 (a)(b)		2,003	1,898,298
			22,052,148
Commercial Mortgage-Backed Securities — 7.2%
Banc of America Commercial Mortgage, Inc. (b):
Series 2007-3, Class A2 5.89%, 6/10/49		491	490,950
Series 2007-4, Class A4 5.92%, 2/10/51		2,150	2,525,354
Citigroup/Deutsche Bank Commercial Mortgage
Trust, Series 2007-CD4, Class A2B,
5.21%, 12/11/49		307	312,028
Credit Suisse Mortgage Capital Certificates:
Series 2006-C5, Class AM
5.34%, 12/15/39		1,850	1,882,164
Series 2007-C2, Class A2
5.45%, 1/15/49 (b)		656	662,178
Series 2007-C3, Class A2
5.87%, 6/15/39 (b)		761	760,280
Series 2007-C4, Class A3
5.96%, 9/15/39 (b)		2,815	2,938,314
Series 2007-C5, Class AAB
5.62%, 9/15/40 (b)		2,085	2,231,678
Extended Stay America Trust,
Series 2010-ESHA, Class C,
4.86%, 11/05/27 (a)		2,320	2,351,554

	Par
Non-Agency Mortgage-Backed Securities	(000)	Value

Commercial Mortgage-Backed Securities (concluded)
First Union Commercial Mortgage Securities,
Inc., Series 1997-C2, Class G,
7.50%, 11/18/29 (b)	USD 3,310	$3,469,479
Greenwich Capital Commercial Funding Corp.:
Series 2006-GG7, Class AM
6.06%, 7/10/38 (b)	1,610	1,710,216
Series 2007-GG9, Class A4
5.44%, 3/10/39	2,110	2,388,336
GS Mortgage Securities Corp. II, Series 2006-
GG6, Class AM, 5.62%, 4/10/38 (b)	3,680	3,854,690
JPMorgan Chase Commercial Mortgage
Securities Corp.:
Series 2004-LN2, Class A2
5.12%, 7/15/41	2,315	2,458,942
Series 2007-CB18, Class A4
5.44%, 6/12/47	2,110	2,408,782
Series 2007-CB19, Class A4
5.92%, 2/12/49 (b)	2,140	2,486,657
LB-UBS Commercial Mortgage Trust,
Series 2007-C6, Class A4,
5.86%, 7/15/40 (b)	4,745	5,544,262
Morgan Stanley Capital I, Series 2007-IQ15,
Class A2, 6.04%, 6/11/49 (b)	1,983	1,988,570
Wachovia Bank Commercial Mortgage Trust (b):
Series 2007-C33, Class A2
6.08%, 2/15/51	871	871,458
Series 2007-C33, Class A4
6.12%, 2/15/51	2,030	2,362,583
WF-RBS Commercial Mortgage Trust:
Series 2012-C8, Class B
4.31%, 8/15/45	1,085	1,095,827
Series 2012-C8, Class C
5.04%, 8/15/45 (b)	1,395	1,360,591
		46,154,893
Interest Only Commercial Mortgage-Backed Securities — 0.4%
Morgan Stanley Capital I, Series 2012-C4,
Class XA, 2.89%, 3/15/45 (a)(b)	15,573	2,297,016
Total Non-Agency Mortgage-Backed Securities — 11.0%		70,504,057

	Beneficial
	Interest
Other Interests (j)	(000)
Auto Components — 0.0%
Lear Corp. Escrow	1,000	10,625
Diversified Financial Services — 0.2%
J.G. Wentworth LLC Preferred Equity Interests	1	1,598,298
Household Durables — 0.0%
Berkline Benchcraft Equity LLC	3	—
Total Other Interests — 0.2%		1,608,923

Preferred Securities
Preferred Stocks — 0.1%	Shares
Auto Components — 0.1%
Dana Holding Corp., 4.00% (a)(c)(e)	6,000	701,250

Trust Preferreds — 0.3%	Shares
Diversified Financial Services — 0.3%
GMAC Capital Trust I, Series 2,8.13%, 2/15/40 (b)	89,360	2,208,335
Total Preferred Securities — 0.4%		2,909,585

See Notes to Financial Statements.

48	ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)
(Percentages shown are based on Net Assets)

		Par
Taxable Municipal Bonds		(000)	Value
State of California, GO:
5.65%, 4/01/39 (b)	USD	455	$468,577
5.25%, 4/01/14		1,075	1,148,691
State of California, GO, Various Purpose 3,
Mandatory Put Bond, 5.10%, 8/01/14		1,350	1,394,402
State of Illinois, GO, 3.32%, 1/01/13		5,075	5,119,000
Total Taxable Municipal Bonds — 1.3%			8,130,670

US Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 0.6%
Freddie Mac Mortgage-Backed Securities,
Series 3986, Class M, 4.50%, 9/15/41		3,218	3,505,212
Interest Only Collateralized Mortgage Obligations — 1.6%
Fannie Mae Mortgage-Backed Securities:
Series 2010-126, Class UI,
5.50%, 10/25/40		12,000	1,915,949
Series 2012-M9, Class X1,
4.25%, 12/25/17 (b)		21,190	3,747,685
Series K707, Class X1,
1.70%, 12/25/18 (b)		43,319	3,541,671
Freddie Mac Mortgage-Backed Securities,
Series K710, Class X1,
1.92%, 5/25/19 (b)		13,436	1,304,695
			10,510,000
Mortgage-Backed Securities — 6.8%
Fannie Mae Mortgage-Backed Securities (d):
5.00%, 7/01/20–8/01/23		12,321	13,421,539
3.50%, 8/01/26		11,942	12,886,005
Freddie Mac Mortgage-Backed Securities,
4.50%, 4/01/25 (d)		15,787	17,324,832
			43,632,376
Total US Government Sponsored Agency Securities — 9.0%			57,647,588

US Treasury Obligations
US Treasury Obligations — 0.3%
US Treasury Note, 0.38%, 4/15/15 (d)		1,745	1,749,907
Total US Treasury Obligations — 0.3%			1,749,907

Warrants (k)		Shares
Software — 0.0%
Bankruptcy Management Solutions, Inc.,
Expires 9/28/17		435	—
HMH Holdings/EduMedia (Issued/Exercisable
3/09/10, 19 Shares for 1 Warrant, Expires
6/22/19, Strike Price $42.27)		3,100	—
Total Warrants — 0.0%		—
Total Long-Term Investments
(Cost — $931,118,842) — 146.2%			939,295,937

Short-Term Securities
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.15% (l)(m)		2,323,267	2,323,267
Total Short-Term Securities
(Cost — $2,323,267) — 0.4%			2,323,267

Options Purchased	Contracts	Value
Over-the-Counter Call Options — 0.0%
Marsico Parent Superholdco LLC, Strike Price
USD 942.86, Expires 12/14/19, Broker
Goldman Sachs Group, Inc.	46	—
Over-the-Counter Put Options — 0.0%
S&P 500 Index, Strike Price USD 1,375.00,
Expires 10/19/12, Broker Deutsche Bank AG	14,000	$316,881
Total Options Purchased
(Cost — $362,978) — 0.0%		316,881
Total Investments Before Options Written
(Cost — $933,805,087) — 146.6%		941,936,085

Options Written
Over-the-Counter Put Options — (0.0)%
S&P 500 Index, Strike Price USD 1,325.00,
Expires 10/19/12, Broker Deutsche Bank AG	6,000	(72,378)
Total Options Written
(Premiums Received — $75,600) — (0.0)%		(72,378)
Total Investments, Net of Outstanding Options Written — 146.6%		941,863,707
Liabilities in Excess of Other Assets — (46.6)%		(299,472,425)
Net Assets — 100.0%		$642,391,282

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	Non-income producing security.
(d)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(e)	Convertible security.
(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(g)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(h)	When-issued security. Unsettled when-issued transactions were as follows:
		Unrealized
Counterparty	Value	Appreciation
Goldman Sachs Group, Inc.	$1,041,862	$12,863

(i)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(j)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(k)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.
(l)	Investments in issuers considered to be an affiliate of the Fund during the year ended August 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:
	Shares		Shares
	Held at		Held at
	August 31,	Net	August 31,
Affiliate	2011	Activity	2012	Income
BlackRock Liquidity
Funds, Temp Fund,
Institutional Class	5,229,778	(2,906,511)	2,323,267	$4,038

(m)	Represents the current yield as of report date.

See Notes to Financial Statements.

AUGUST 31, 2012	ANNUAL REPORT	49

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

• Reverse repurchase agreements outstanding as of August 31, 2012 were as follows:

					Face Value
					Including
	Interest	Trade	Maturity		Accrued
Counterparty	Rate	Date	Date	Face Value	Interest
UBS
Securities
LLC	(1.25)%	3/07/12	Open	$1,243,313	$1,235,628
Barclays
Capital,
Inc.	0.60%	3/30/12	Open	1,368,400	1,371,935
Barclays
Capital,
Inc.	0.40%	4/03/12	Open	6,117,520	6,127,783
Barclays
Capital,
Inc.	0.60%	4/03/12	Open	3,308,826	3,317,153
Credit Suisse
Securities
(USA) LLC	0.38%	4/03/12	Open	2,812,500	2,816,983
Credit Suisse
Securities
(USA) LLC	0.65%	4/03/12	Open	7,115,345	7,134,742
Barclays
Capital,
Inc.	0.60%	4/04/12	Open	730,235	732,061
UBS
Securities
LLC	0.60%	4/05/12	Open	4,781,685	4,793,560
Barclays
Capital,
Inc.	0.35%	4/09/12	Open	3,569,655	3,574,687
Credit Suisse
Securities
(USA) LLC	0.65%	4/09/12	Open	200,750	201,276
UBS
Securities
LLC	0.35%	4/12/12	Open	3,541,363	3,546,252
Barclays
Capital,
Inc.	(0.50)%	4/13/12	Open	922,569	920,762
UBS
Securities
LLC	0.10%	4/16/12	Open	443,700	443,870
UBS
Securities
LLC	0.25%	4/17/12	Open	1,031,063	1,032,043
Barclays
Capital,
Inc.	0.40%	4/18/12	Open	14,976,893	14,999,525
BNP Paribas
Securities
Corp.	0.37%	4/18/12	Open	804,500	805,625
Credit Suisse
Securities
(USA) LLC	0.35%	4/18/12	Open	2,144,625	2,147,461
Credit Suisse
Securities
(USA) LLC	0.65%	4/18/12	Open	3,085,060	3,092,636
Credit Suisse
Securities
(USA) LLC	0.70%	4/18/12	Open	614,625	616,250
UBS
Securities
LLC	0.60%	4/19/12	Open	2,636,700	2,642,633
Barclays
Capital,
Inc.	0.60%	4/23/12	Open	1,081,088	1,083,448

Reverse repurchase agreements outstanding as of August 31, 2012 were as follows (continued):

					Face Value
					Including
	Interest	Trade	Maturity		Accrued
Counterparty	Rate	Date	Date	Face Value	Interest
UBS
Securities
LLC	0.65%	4/23/12	Open	$1,067,850	$1,070,376
UBS
Securities
LLC	0.54%	4/24/12	Open	249,340	249,826
Barclays
Capital,
Inc.	0.60%	4/30/12	Open	5,397,431	5,408,586
Deutsche
Bank
Securities
Inc.	0.50%	4/30/12	Open	1,416,620	1,419,060
UBS
Securities,
LLC	0.55%	4/30/12	Open	1,556,650	1,559,599
Barclays
Capital,
Inc.	0.60%	5/02/12	Open	346,222	346,926
Barclays
Capital,
Inc.	0.65%	5/02/12	Open	7,876,787	7,894,137
Barclays
Capital,
Inc.	0.00%	5/03/12	Open	340,706	340,706
Barclays
Capital,
Inc.	0.60%	5/03/12	Open	673,035	674,393
UBS
Securities
LLC	0.34%	5/03/12	Open	3,198,769	3,202,424
Barclays
Capital,
Inc.	0.40%	5/07/12	Open	2,403,144	2,406,268
Barclays
Capital,
Inc.	0.60%	5/07/12	Open	425,914	426,744
Barclays
Capital,
Inc.	0.65%	5/07/12	Open	12,103,786	12,129,355
Credit Suisse
Securities
(USA) LLC	0.35%	5/07/12	Open	5,682,044	5,688,508
Credit Suisse
Securities
(USA) LLC	0.38%	5/07/12	Open	1,196,656	1,198,134
Credit Suisse
Securities
(USA) LLC	0.65%	5/07/12	Open	1,585,356	1,588,705
UBS
Securities
LLC	0.00%	5/07/12	Open	503,750	503,750
UBS
Securities
LLC	0.40%	5/07/12	Open	1,175,513	1,177,041
Barclays
Capital,
Inc.	0.60%	5/08/12	Open	1,914,624	1,918,325
Credit Suisse
Securities
(USA) LLC	0.35%	5/08/12	Open	3,399,630	3,403,464
Credit Suisse
Securities
(USA) LLC	0.38%	5/08/12	Open	1,277,250	1,278,814

See Notes to Financial Statements.

50	ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Reverse repurchase agreements outstanding as of August 31, 2012 were as follows (continued):

					Face Value
					Including
	Interest	Trade	Maturity		Accrued
Counterparty	Rate	Date	Date	Face Value	Interest
Credit Suisse
Securities
(USA) LLC	0.65%	5/08/12	Open	$4,886,525	$4,896,760
Credit Suisse
Securities
(USA) LLC	0.65%	5/10/12	Open	1,154,554	1,156,930
UBS
Securities
LLC	0.00%	5/10/12	Open	459,375	459,375
UBS
Securities
LLC	0.55%	5/10/12	Open	2,979,465	2,984,654
Credit Suisse
Securities
(USA) LLC	0.35%	5/11/12	Open	3,119,100	3,122,557
Credit Suisse
Securities
(USA) LLC	0.35%	5/14/12	Open	1,034,800	1,035,907
UBS
Securities
LLC	0.65%	5/14/12	Open	789,074	790,641
Barclays
Capital,
Inc.	0.55%	5/18/12	Open	1,768,145	1,771,008
Credit Suisse
Securities
(USA) LLC	0.35%	5/18/12	Open	425,825	426,264
Barclays
Capital,
Inc.	0.60%	5/23/12	Open	1,071,446	1,073,250
Credit Suisse
Securities
(USA) LLC	0.60%	5/23/12	Open	386,750	387,401
Deutsche
Bank
Securities
Inc.	0.23%	5/31/12	Open	1,747,181	1,748,219
Barclays
Capital,
Inc.	0.35%	6/05/12	Open	3,155,100	3,157,799
Barclays
Capital,
Inc.	0.55%	6/05/12	Open	3,220,714	3,225,044
Barclays
Capital,
Inc.	0.60%	6/05/12	Open	557,356	558,174
Credit Suisse
Securities
(USA) LLC	0.65%	6/05/12	Open	2,614,980	2,619,137
UBS
Securities
LLC	0.45%	6/05/12	Open	748,125	748,948
UBS
Securities
LLC	0.54%	6/05/12	Open	726,512	727,471
UBS
Securities
LLC	0.65%	6/05/12	Open	1,908,125	1,911,157
UBS
Securities
LLC.	0.55%	6/05/12	Open	3,565,000	3,569,793
UBS
Securities
LLC.	0.60%	6/05/12	Open	3,578,500	3,583,748

Reverse repurchase agreements outstanding as of August 31, 2012 were as follows (continued):

					Face Value
					Including
	Interest	Trade	Maturity		Accrued
Counterparty	Rate	Date	Date	Face Value	Interest
UBS
Securities
LLC.	0.65%	6/05/12	Open	$3,376,663	$3,382,028
Credit Suisse
Securities
(USA) LLC	0.65%	6/07/12	Open	469,219	469,947
Deutsche
Bank
Securities
Inc.	(1.50)%	6/07/12	Open	384,362	382,985
UBS
Securities,
LLC	0.65%	6/07/12	Open	1,748,812	1,751,528
Deutsche
Bank
Securities
Inc.	(1.50)%	6/11/12	Open	517,450	515,682
UBS
Securities
LLC	0.65%	6/13/12	Open	310,912	311,362
Barclays
Capital,
Inc.	(0.50)%	6/22/12	Open	413,250	412,842
Barclays
Capital,
Inc.	0.60%	6/26/12	Open	1,347,675	1,349,180
Barclays
Capital,
Inc.	0.35%	6/28/12	Open	1,109,750	1,110,451
Barclays
Capital,
Inc.	0.60%	6/28/12	Open	1,540,425	1,542,094
Barclays
Capital,
Inc.	0.60%	6/29/12	Open	2,089,118	2,091,347
Barclays
Capital,
Inc.	0.65%	6/29/12	Open	2,131,975	2,134,439
Deutsche
Bank
Securities
Inc.	(2.00)%	7/02/12	Open	2,130,888	2,123,666
Barclays
Capital,
Inc.	0.60%	7/05/12	Open	1,997,161	1,999,092
Barclays
Capital,
Inc.	0.60%	7/10/12	Open	505,224	505,670
Barclays
Capital,
Inc.	0.60%	7/12/12	Open	359,775	360,081
UBS
Securities,
LLC	0.65%	7/16/12	Open	334,400	334,684
Deutsche
Bank
Securities
Inc.	(0.50)%	7/19/12	Open	1,154,215	1,153,510
Barclays
Capital,
Inc.	0.60%	7/20/12	Open	2,217,661	2,219,250
Credit Suisse
Securities
(USA) LLC	0.35%	7/23/12	Open	1,764,037	1,764,724

See Notes to Financial Statements.

AUGUST 31, 2012	ANNUAL REPORT	51

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Reverse repurchase agreements outstanding as of August 31, 2012 were as follows (continued):

					Face Value
					Including
	Interest	Trade	Maturity		Accrued
Counterparty	Rate	Date	Date	Face Value	Interest
Credit Suisse
Securities
(USA) LLC	0.38%	7/25/12	Open	$6,172,500	$6,174,976
Credit Suisse
Securities
(USA) LLC	0.65%	7/26/12	Open	2,793,026	2,794,891
Deutsche
Bank
Securities
Inc.	0.60%	7/26/12	Open	1,863,000	1,864,149
Credit Suisse
Securities
(USA) LLC	0.65%	7/31/12	Open	1,503,555	1,504,424
UBS
Securities
LLC	0.65%	8/01/12	Open	2,056,122	2,057,273
Credit Suisse
Securities
(USA) LLC	0.35%	8/02/12	Open	6,011,338	6,013,091
Barclays
Capital,
Inc.	0.60%	8/03/12	Open	8,204,132	8,208,098
Barclays
Capital,
Inc.	0.65%	8/03/12	Open	592,806	593,116
Credit Suisse
Securities
(USA) LLC	0.65%	8/03/12	Open	1,754,388	1,755,306
Deutsche
Bank
Securities
Inc.	0.65%	8/03/12	Open	7,920,575	7,924,723
UBS
Securities
LLC	(0.25)%	8/03/12	Open	891,325	891,145
UBS
Securities
LLC	0.60%	8/03/12	Open	2,915,325	2,916,734
UBS
Securities
LLC	0.65%	8/03/12	Open	2,794,025	2,795,488
Barclays
Capital,
Inc.	0.60%	8/08/12	Open	6,607,719	6,610,361
Credit Suisse
Securities
(USA) LLC	0.35%	8/08/12	Open	363,757	363,842
Credit Suisse
Securities
(USA) LLC	0.31%	8/10/12	9/13/12	42,410,687	42,423,469
UBS
Securities
LLC	(1.00)%	8/13/12	Open	639,450	639,113
Deutsche
Bank
Securities
Inc.	0.00%	8/16/12	Open	1,105,325	1,105,325
Credit Suisse
Securities
(USA) LLC	(0.25)%	8/20/12	Open	2,470,675	2,470,469
Credit Suisse
Securities
(USA) LLC	0.60%	8/22/12	Open	1,383,901	1,384,132

Reverse repurchase agreements outstanding as of August 31, 2012 were as follows (concluded):

					Face Value
					Including
	Interest	Trade	Maturity		Accrued
Counterparty	Rate	Date	Date	Face Value	Interest
Barclays
Capital,
Inc.	(0.25)%	8/24/12	Open	$562,800	$562,769
Credit Suisse
Securities
(USA) LLC	0.65%	8/24/12	Open	735,687	735,794
UBS
Securities
LLC	0.65%	8/27/12	Open	840,607	840,683
Deutsche
Bank
Securities
Inc.	0.70%	8/28/12	Open	2,548,800	2,548,998
Credit Suisse
Securities
(USA) LLC	0.65%	8/29/12	Open	315,000	315,017
Credit Suisse
Securities
(USA) LLC	(0.25)%	8/29/12	Open	931,838	931,818
Credit Suisse
Securities
(USA) LLC	0.35%	8/30/12	Open	779,100	779,115
Credit Suisse
Securities
(USA) LLC	0.65%	8/30/12	Open	3,022,669	3,022,778
Deutsche
Bank
Securities
Inc.	0.70%	8/30/12	Open	4,164,387	4,164,550
Total				$296,475,635	$296,781,900

•	Financial futures contracts purchased as of August 31, 2012 were as follows:
				Notional		Unrealized
Contracts	Issue	Exchange	Expiration	Value		Appreciation
	90-Day	Chicago	September
8	Euro-Dollar	Mercantile	2012	USD	1,992,200	$18,278
	5-Year US	Chicago
	Treasury	Board	December
114	Note	of Trade	2012	USD	14,211,703	57,299
	90-Day	Chicago	March
8	Euro-Dollar	Mercantile	2013	USD	1,992,900	30,178
	90-Day	Chicago
6	Euro-Dollar	Mercantile	June 2013	USD	1,494,525	26,609
	90-Day	Chicago	September
6	Euro-Dollar	Mercantile	2013	USD	1,494,300	30,059
	90-Day	Chicago	December
6	Euro-Dollar	Mercantile	2013	USD	1,493,925	33,358
	90-Day	Chicago	March
6	Euro-Dollar	Mercantile	2014	USD	1,493,550	36,283
Total						$232,064

See Notes to Financial Statements.

52	ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

•	Financial futures contracts sold as of August 31, 2012 were as follows:
				Notional		Unrealized
Contracts	Issue	Exchange	Expiration	Value		Depreciation
			September
15	Euro-Bund	Eurex	2012	USD	2,717,225	$(5,618)
	S&P 500	Chicago	September
60	E-Mini Index	Mercantile	2012	USD	4,215,300	(288,888)
		Chicago
	10-Year US	Board of	December
18	Treasury Note	Trade	2012	USD	2,406,938	(16,266)
		Chicago
	2-Year US	Board of	December
9	Treasury Note	Trade	2012	USD	1,985,203	(1,256)
Total						$(312,028)

•	Foreign currency exchange contracts as of August 31, 2012 were as follows:
						Unrealized
Currency		Currency			Settlement	Appreciation
Purchased		Sold		Counterparty	Date	(Depreciation)
USD	226,440	EUR	180,000	Deutsche
				Bank AG	9/05/12	$36
GBP	1,500,000	USD	2,370,743	Credit Suisse
				Group AG	10/17/12	10,677
GBP	1,781,000	USD	2,760,427	Credit Suisse
				Group AG	10/17/12	67,112
GBP	154,000	USD	240,329	Goldman Sachs
				Group, Inc.	10/17/12	4,163
GBP	1,781,000	USD	2,760,732	UBS AG	10/17/12	66,807
USD	3,752,547	CAD	3,811,000	UBS AG	10/17/12	(110,112)
USD	634,540	GBP	405,000	Citigroup Inc.	10/17/12	(8,443)
USD	152,004	GBP	97,000	Citigroup Inc.	10/17/12	(1,995)
USD	2,063,293	GBP	1,306,000	Credit Suisse
				Group AG	10/17/12	(10,129)
USD	17,052	GBP	11,000	Deutsche
				Bank AG	10/17/12	(412)
USD	23,843,996	GBP	15,359,500	UBS AG	10/17/12	(540,946)
USD	2,769,681	GBP	1,781,000	UBS AG	10/17/12	(57,858)
USD	1,900,050	GBP	1,225,000	UBS AG	10/17/12	(44,776)
USD	1,830,386	GBP	1,160,000	UBS AG	10/17/12	(11,245)
USD	145,406	GBP	93,000	UBS AG	10/17/12	(2,242)
USD	304,940	GBP	193,000	UBS AG	10/17/12	(1,469)
EUR	180,000	USD	226,555	Deutsche
				Bank AG	10/22/12	(36)
USD	208,570	EUR	170,000	BNP Paribas SA	10/22/12	(5,364)
USD	17,762,288	EUR	14,488,000	Citigroup Inc.	10/22/12	(469,970)
USD	251,996	EUR	205,000	Citigroup Inc.	10/22/12	(5,984)
USD	111,679	EUR	90,000	Royal Bank of
				Scotland
				Group Plc	10/22/12	(1,581)
USD	37,410	EUR	30,000	Royal Bank of
				Scotland Group
				Plc	10/22/12	(343)
USD	292,577	EUR	237,000	UBS AG	10/22/12	(5,673)
USD	273,963	EUR	222,000	UBS AG	10/22/12	(5,410)
Total						$(1,135,193)

•	Credit default swaps on single-name issues—buy protection outstanding as of August 31, 2012 were as follows:
	Pay			Notional
	Fixed		Expiration	Amount		Unrealized
Issuer	Rate	Counterparty	Date	(000)		Depreciation
Australia & New
Zealand
Banking		Deutsche
Group Ltd.	1.00%	Bank AG	9/20/17	USD	1,643	$(7,706)
Commonwealth
Bank of		Deutsche
Australia	1.00%	Bank AG	9/20/17	USD	3,200	(15,039)
National Australia		Deutsche
Bank Ltd.	1.00%	Bank AG	9/20/17	USD	3,200	(10,539)
Westpac		Deutsche
Banking Corp.	1.00%	Bank AG	9/20/17	USD	1,643	(9,965)
Total						$(43,249)

•	Credit default swaps on traded indexes—buy protection outstanding as of August 31, 2012 were as follows:
	Pay			Notional
	Fixed		Expiration	Amount		Unrealized
Index	Rate	Counterparty	Date	(000)		Depreciation
Dow Jones CDX
North America
Investment
Grade Index
Series 16,		Morgan
Version 1	1.00%	Stanley	6/20/16	USD	7,700	$(19,743)
Dow Jones CDX
North America
High Yield Index
Series 18,		JPMorgan
Version 2	5.00%	Chase & Co.	6/20/17	USD	6,955	(282,361)
Total						$(302,104)

•	Credit default swaps on traded indexes—sold protection outstanding as of August 31, 2012 were as follows:
	Receive				Notional
	Fixed		Expiration	Credit	Amount	Unrealized
Index	Rate	Counterparty	Date	Rating[1]	(000)[2]	Appreciation
Dow Jones
CDX North
America
Investment
Grade Index		Morgan
Series 16	1.00%	Stanley	6/20/16	BBB+	USD 7,700	$125,337

[1]	Using S&P’s rating of the underlying securities.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of agreement.
•	Interest rate swaps outstanding as of August 31, 2012 were as follows:
				Notional
Fixed	Floating		Expiration	Amount	Unrealized
Rate	Rate	Counterparty	Date	(000)	Depreciation
	3-month	Deutsche
1.10% [3]	LIBOR	Bank AG	5/14/17	USD 14,500	$(260,243)

[3]	Fund pays the fixed rate and receives the floating rate.
•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

AUGUST 31, 2012	ANNUAL REPORT	53

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instrument. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instrument is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instrument categorized in the disclosure hierarchy as of August 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long Term-Investments:
Asset-Backed
Securities.	—	$31,519,611	$9,845,241	$41,364,852
Common
Stocks	$4,008,397	2,415,060	2,007,283	8,430,740
Corporate
Bonds	—	430,900,823	1,727	430,902,550
Floating Rate
Loan
Interests	—	277,452,086	38,594,979	316,047,065
Non-Agency
Mortgage-
Backed
Securities.	—	70,504,057	—	70,504,057
Other Interests	—	—	1,608,923	1,608,923
Preferred
Securities.	2,208,335	701,250	—	2,909,585
Taxable
Municipal
Bonds	—	8,130,670	—	8,130,670
US Government
Sponsored
Agency
Securities.	—	57,647,588	—	57,647,588
US Treasury
Obligations	—	1,749,907	—	1,749,907
Short-Term
Securities	2,323,267	—	—	2,323,267
Total	$8,539,999	$881,021,052	$52,058,153	$941,619,204

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity
contracts	—	$316,881	—	$316,881
Interest rate
contracts	$232,064	—	—	232,064
Foreign currency
exchange
contracts	—	148,795	—	148,795
Credit
contracts	—	125,337	—	125,337
Liabilities:
Equity contracts.	(288,888)	(72,378)	—	(361,266)
Foreign currency
exchange
contracts	—	(1,283,988)	—	(1,283,988)
Interest rate
contracts	(23,140)	(260,243)	—	(283,383)
Credit
contracts	—	(345,353)	—	(345,353)
Total	$(79,964)	$(1,370,949)	—	$(1,450,913)

[1]	Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

54	ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

The following table summarizes the valuation techniques used and unobservable inputs developed by the Global Valuation Committee to determine the fair value of certain of the Fund’s Level 3 investments as of August 31, 2012:

				Range of	Weighted Average of
	Value	Valuation Techniques	Unobservable Inputs [1]	Unobservable Inputs	Unobservable Inputs [2]
Assets:
Common Stocks	$1,991,139	Market Comparable Companies	EBITDA Multiple	5.9x	5.9x
			Forward EBITDA Multiple	4.6x	4.6x
Floating Rate Loan Interests	7,653,752	Discounted Cash Flows	Discount Rate	25%	25%
		Market Comparable Companies	Illiquidity Discount	50%	50%
		Cost	N/A3	—	—
Total[4]	$9,644,891

[1]	A change to the unobservable input may result in a significant change to the value of the investment as follows:
	Impact to	Impact to
Unobservable Input	Value if Input Increases	Value if Input Decreases
EBITDA Multiple	Increase	Decrease
Forward EBITDA Multiple	Increase	Decrease
Discount Rate	Decrease	Increase
Illiquidity Discount.	Decrease	Increase

[2]	Unobservable inputs are weighted based on the value of the investments included in the range.
[3]	The Fund fair values certain of its Level 3 investments using prior transaction prices (acquisition cost), although the transaction may not have occurred during the current reporting period. In such cases, these investments are generally privately held investments. There may not be a secondary market, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Global Valuation Committee, or its delegate. Valuations are reviewed utilizing available market information to determine if the carrying value should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment and the fact that comparable public companies are not identical to the investments being fair valued by the Fund.
[4]	Does not include Level 3 investments with values derived utilizing prices from recent prior transactions or third party pricing information without adjustment for which such inputs are unobservable. See above valuation input table for values of such Level 3 investments. A significant change in third party pricing information could result in a significantly lower or higher value in such Level 3 investments.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivatives at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed	Common	Corporate	Floating Rate Loan	Non-Agency Mortgage	Other	Preferred
	Securities	Stocks	Bonds	Interests	Backed	Interests	Stocks	Warrants	Total
Assets:
Opening balance, as of August 31, 2011	$11,549,300	$3,358,522	$186,065	$38,869,232	$2,829,283	$1,441,471	$384,565	$292,017	$58,910,455
Transfers into Level 3[5]	—	4	—	3,182,000	—	—	—	—	3,182,004
Transfers out of Level 3[6]	(1,941,543)	—	—	(14,585,485)	(2,829,283)	—	—	—	(19,356,311)
Accrued discounts/premiums	(623,854)	—	704	106,881	—	—	—	—	(516,269)
Net realized gain (loss)	(56,962)	(3,616,665)	66,012	(736,606)	—	1,456	452,430	—	(3,890,335)
Net change in unrealized appreciation/
Net change in unrealized appreciation/depreciation[7]	835,003	2,024,501	(57,054)	1,192,622	—	167,451	(384,565)	(292,017)	3,485,941
Purchases	3,941,682	240,952	—	14,526,740	—	—	—	—	18,709,374
Sales	(3,858,385)	(31)	(194,000)	(3,960,405)	—	(1,455)	(452,430)	—	(8,466,706)
Closing Balance, as of August 31, 2012	$9,845,241	$2,007,283	$1,727	$38,594,979	—	$1,608,923	—	—	$52,058,153

[5]	As of August 31, 2011, the Fund used observable inputs in determining the value of certain investments. As of August 31, 2012, the Fund used significant unobservable inputs in determining the value on the same investments. As a result, investments with a beginning of year value of $3,182,004 transferred from Level 2 to Level 3 in the disclosure hierarchy.
[6]	As of August 31, 2011, the Fund used significant unobservable inputs in determining the value of certain investments. As of August 31, 2012, the Fund used observable inputs in determining the value on the same investments. As a result, investments with a beginning of year value of $19,356,311 transferred from Level 3 to Level 2 in the disclosure hierarchy.
[7]	The change in unrealized appreciation/depreciation on securities still held as of August 31, 2012 was $115,553.

See Notes to Financial Statements.

AUGUST 31, 2012	ANNUAL REPORT	55

Consolidated Schedule of Investments (concluded)	BlackRock Limited Duration Income Trust (BLW)

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Credit
Contracts
Liabilities:
Opening balance, as of August 31, 2011	$(3,846)
Transfers into Level 3[1]	—
Transfers out of Level 3[1]	—
Accrued discounts/premium	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[2]	3,846
Purchases	—
Issues[3]	—
Sales.	—
Settlements[4]	—
Closing Balance, as of August 31, 2012	—

[1]	Transfers into and transfers out of Level 3 represent values as of the beginning of the reporting period.
[2]	Included in the related change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on investments still held as of August 31, 2012 was $0.
[3]	Issues represent upfront cash received on certain derivative financial instruments.
[4]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2012 such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$3,216	—	—	$3,216
Cash pledged as
collateral for
financial futures
contracts	445,500	—	—	445,500
Foreign currency
at value	361,383	—	—	361,383
Liabilities:
Cash received as
collateral for open
reverse repurchase
agreements	—	$(1,137,000)	—	(1,137,000)
Reverse repurchase
agreements.	—	(296,475,635)	—	(296,475,635)
Total	$810,099	$(297,612,635)	—	$(296,802,536)

Prior to February 29, 2012, only significant transfers between Level 1 and Level 2 were required to be disclosed. There were no significant transfers from the beginning of the period to February 29, 2012. For the interim period March 31, 2012 to August 31, 2012, all transfers between Level 1 and Level 2 are required to be disclosed. As of February 29, 2012, the Fund used observable inputs in determining the value of certain equity securities. During the year, the Fund began valuing these securities using unadjusted price quotations from an exchange. As a result, investments with a beginning of period value of $8,353,516 transferred from Level 2 to Level 1 in the disclosure hierarchy.

See Notes to Financial Statements.

56	ANNUAL REPORT	AUGUST 31, 2012

Statements of Assets and Liabilities

		BlackRock	BlackRock
	BlackRock	Diversified	Floating Rate	BlackRock
	Defined	Income	Income	Limited
	Opportunity	Strategies	Strategies	Duration
	Credit Trust	Fund, Inc.	Fund, Inc.	Income Trust
August 31, 2012	(BHL)	(DVF)*	(FRA)*	(BLW)*
Assets
Investments at value — unaffiliated[1]	$184,057,985	$197,226,759	$400,376,933	$939,612,818
Investments at value — affiliated[2]	2,326,441	1,177,221	1,779,337	2,323,267
Cash	—	23,952	3,216	3,216
Cash pledged as collateral for financial futures contracts	—	—	—	445,500
Interest receivable	1,154,049	1,308,922	2,636,528	9,736,384
Investments sold receivable	1,305,465	1,390,131	2,807,306	2,342,444
Swap premiums paid	95,656	101,453	211,602	711,301
Foreign currency at value[3]	12,292	29,476	74,079	361,383
Unrealized appreciation on foreign currency exchange contracts	145	—	3	148,795
Unrealized appreciation on swaps	—	—	—	125,337
Swaps receivable	—	—	—	19,952
Principal paydown receivable	—	—	11,364	—
Variation margin receivable	—	—	—	4,975
Prepaid expenses	1,024	2,583	4,729	25,865
Other assets	—	—	—	801,454
Total assets	188,953,057	201,260,497	407,905,097	956,662,691

Liabilities
Reverse repurchase agreements	—	—	—	296,475,635
Loan payable	55,000,000	60,000,000	117,000,000	—
Investments purchased payable	5,826,414	6,095,175	12,743,972	13,168,959
Unrealized depreciation on foreign currency exchange contracts	132,044	99,745	221,993	1,283,988
Cash received as collateral for open reverse repurchase agreements	—	—	—	1,137,000
Investment advisory fees payable	150,023	120,339	244,575	421,650
Unrealized depreciation on swaps	66,320	70,339	146,707	605,596
Interest expense payable	40,468	24,557	88,798	294,146
Swaps payable	17,243	18,288	38,143	160,235
Officer’s and Directors’ fees payable	1,043	1,211	1,560	195,285
Swap premiums received	—	—	—	105,594
Income dividends payable	69,336	35,503	—	—
Options written at value[4]	—	—	—	72,378
Reorganization costs payable.	—	214,181	161,485	—
Other accrued expenses payable	195,573	249,245	267,864	350,943
Total liabilities	61,498,464	66,928,583	130,915,097	314,271,409
Net Assets	$127,454,593	$134,331,914	$276,990,000	$642,391,282

Net Assets Consist of
Paid-in capital[5,6,7]	$128,073,072	$228,794,096	$350,243,550	$702,492,569
Undistributed (distributions in excess of) net investment income	1,539,340	397,573	1,633,469	6,920,831
Accumulated net realized loss	(4,225,054)	(89,672,634)	(74,249,068)	(74,265,114)
Net unrealized appreciation/depreciation	2,067,235	(5,187,121)	(637,951)	7,242,996
Net Assets	$127,454,593	$134,331,914	$276,990,000	$642,391,282
Net asset value per share	$14.12	$10.83	$14.98	$17.38
[1] Investments at cost — unaffiliated	$181,792,608	$202,244,456	$400,647,586	$931,481,820
[2] Investments at cost — affiliated	$2,326,441	$1,177,221	$1,779,337	$2,323,267
[3] Foreign currency at cost	$12,163	$28,990	$73,060	$359,725
[4] Premiums received	—	—	—	$75,600
[5] Par value per share.	$0.001	$0.10	$0.10	$0.001
[6] Shares outstanding	9,027,106	12,401,086	18,484,687	36,954,709
[7] Shares authorized.	unlimited	200 million	200 million	unlimited
* Consolidated Statement of Assets and Liabilities.

See Notes to Financial Statements.

AUGUST 31, 2012	ANNUAL REPORT	57

Statements of Operations

			BlackRock
		BlackRock	Floating
	BlackRock	Diversified	Rate	BlackRock
	Defined	Income	Income	Limited
	Opportunity	Strategies	Strategies	Duration
	Credit Trust	Fund, Inc.	Fund, Inc.	Income Trust
Year Ended August 31, 2012	(BHL)	(DVF)[1]	(FRA)[1]	(BLW)[1]
Investment Income
Interest	$10,070,715	$10,897,301	$22,407,052	$54,822,830
Dividends	12,386	—	—	249,704
Dividends — affiliated	662	588	1,172	13,046
Foreign taxes withheld	—	—	—	(11,775)
Total income	10,083,763	10,897,889	22,408,224	55,073,805

Expenses
Investment advisory	1,630,124	1,313,668	2,675,121	4,746,770
Professional	71,991	252,378	229,090	214,552
Borrowing costs[2]	114,018	124,508	246,770	—
Custodian	65,643	69,608	117,537	171,299
Reorganization	—	214,181	161,485	—
Accounting services	36,171	42,197	60,231	88,691
Transfer agent	23,064	31,196	42,922	78,480
Officer and Directors	14,191	15,155	30,636	62,988
Printing	11,839	24,139	30,310	54,988
Registration	9,248	9,319	9,329	12,720
Miscellaneous	18,122	39,900	36,590	75,519
Total expenses excluding interest expense	1,994,411	2,136,249	3,640,021	5,506,007
Interest expense	373,756	424,790	836,368	1,030,948
Total expenses	2,368,167	2,561,039	4,476,389	6,536,955
Less fees waived by Manager	(375)	(311)	(667)	(2,198)
Total expenses after fees waived	2,367,792	2,560,728	4,475,722	6,534,757
Net investment income	7,715,971	8,337,161	17,932,502	48,539,048

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(396,383)	(3,318,182)	(5,975,807)	(5,301,188)
Financial futures contracts	—	—	—	84,892
Foreign currency transactions	758,136	644,462	1,023,045	3,549,362
Options written	—	—	—	276,020
Swaps	(20,125)	(21,400)	(44,658)	(316,054)
	341,628	(2,695,120)	(4,997,420)	(1,706,968)
Net change in unrealized appreciation/depreciation on:
Investments	7,850,460	11,188,847 [3]	21,890,847	34,983,027
Financial futures contracts	—	—	—	(243,033)
Foreign currency translations	(105,573)	(85,016)	(163,496)	(577,233)
Options written	—	—	—	366,780
Swaps	(66,320)	(70,339)	(146,707)	(560,240)
Unfunded loan commitments	38,703	45,062	77,372	111,558
	7,717,270	11,078,554	21,658,016	34,080,859
Total realized and unrealized gain	8,058,898	8,383,434	16,660,596	32,373,891
Net Increase in Net Assets Resulting from Operations	$15,774,869	$16,720,595	$34,593,098	$80,912,939

[1]	Consolidated Statement of Operations.
[2]	See Note 6 of the Notes to Financial Statements for details of short-term borrowings.
[3]	Net of income tax of $104,609.

See Notes to Financial Statements.

58	ANNUAL REPORT	AUGUST 31, 2012

Statements of Changes in Net Assets

	BlackRock Defined
	Opportunity Credit Trust (BHL)
	Year Ended August 31,
Increase (Decrease) in Net Assets:	2012	2011
Operations
Net investment income	$7,715,971	$7,713,890
Net realized gain	341,628	2,153,352
Net change in unrealized appreciation/depreciation	7,717,270	(6,154,792)
Net increase in net assets resulting from operations	15,774,869	3,712,450

Dividends to Shareholders From
Net investment income	(7,217,171)	(7,140,522)

Capital Share Transactions
Reinvestment of dividends	—	263,352

Net Assets
Total increase (decrease) in net assets	8,557,698	(3,164,720)
Beginning of year	118,896,895	122,061,615
End of year	$127,454,593	$118,896,895
Undistributed net investment income	$1,539,340	$316,267

See Notes to Financial Statements.

AUGUST 31, 2012	ANNUAL REPORT	59

Statements of Changes in Net Assets

	BlackRock Diversified
	Income Strategies Fund, Inc. (DVF)
	Year Ended August 31,
Increase (Decrease) in Net Assets:	2012[1]	2011
Operations
Net investment income	$8,337,161	$9,340,837
Net realized loss	(2,695,120)	(3,171,498)
Net change in unrealized appreciation/depreciation	11,078,554	(458,676)
Net increase in net assets resulting from operations	16,720,595	5,710,663

Dividends and Distributions to Shareholders From
Net investment income	(8,705,562)	(8,509,258)
Tax return of capital	—	(739,496)
Decrease in net assets resulting from dividends and distributions to shareholders	(8,705,562)	(9,248,754)

Capital Share Transactions
Refund of offering costs previously charged to paid-in capital	10,123	—
Reinvestment of dividends	—	460,151
Net increase in net assets derived from capital share transactions	10,123	460,151

Net Assets
Total increase (decrease) in net assets	8,025,156	(3,077,940)
Beginning of year	126,306,758	129,384,698
End of year	$134,331,914	$126,306,758
Distributions in excess of net investment income	$397,573	$(252,833)

[1]	Consolidated Statement of Changes in Net Assets.

See Notes to Financial Statements.

60	ANNUAL REPORT	AUGUST 31, 2012

Statements of Changes in Net Assets

	BlackRock Floating Rate
	Income Strategies Fund, Inc. (FRA)
	Year Ended August 31,
Increase (Decrease) in Net Assets:	2012[1]	2011
Operations
Net investment income	$17,932,502	$17,704,917
Net realized gain (loss)	(4,997,420)	2,197,485
Net change in unrealized appreciation/depreciation	21,658,016	(8,915,990)
Net increase in net assets resulting from operations	34,593,098	10,986,412

Dividends and Distributions to Shareholders From
Net investment income	(17,066,400)	(15,965,641)
Tax return of capital	—	(1,072,049)
Decrease in net assets resulting from dividends and distributions to shareholders	(17,066,400)	(17,037,690)

Capital Share Transactions
Reinvestment of dividends	258,718	876,684

Net Assets
Total increase (decrease) in net assets	17,785,416	(5,174,594)
Beginning of year	259,204,584	264,379,178
End of year	$276,990,000	$259,204,584
Undistributed (distributions in excess of) net investment income	$1,633,469	$(138,319)

[1]	Consolidated Statement of Changes in Net Assets.

See Notes to Financial Statements.

AUGUST 31, 2012	ANNUAL REPORT	61

Statements of Changes in Net Assets

	BlackRock Limited Duration
	Income Trust (BLW)
	Year Ended August 31,
Increase (Decrease) in Net Assets:	2012[1]	2011
Operations
Net investment income	$48,539,048	$49,530,733
Net realized gain (loss)	(1,706,968)	3,272,761
Net change in unrealized appreciation/depreciation	34,080,859	(17,061,349)
Net increase in net assets resulting from operations	80,912,939	35,742,145

Dividends to Shareholders From
Net investment income	(48,930,681)	(45,830,635)

Capital Share Transactions
Reinvestment of dividends	591,363	524,981

Net Assets
Total increase (decrease) in net assets	32,573,621	(9,563,509)
Beginning of year	609,817,661	619,381,170
End of year	$642,391,282	$609,817,661
Undistributed net investment income	$6,920,831	$4,392,851

[1]	Consolidated Statement of Changes in Net Assets.

See Notes to Financial Statements.

62	ANNUAL REPORT	AUGUST 31, 2012

Statements of Cash Flows

		BlackRock	BlackRock
	BlackRock	Diversified	Floating Rate	BlackRock
	Defined	Income	Income	Limited
	Opportunity	Strategies	Strategies	Duration
	Credit Trust	Fund, Inc.	Fund, Inc.	Income Trust
Year Ended August 31, 2012	(BHL)	(DVF)[1]	(FRA)[1]	(BLW)[1]
Cash Used for Operating Activities
Net increase in net assets resulting from operations	$15,774,869	$16,720,595	$34,593,098	$80,912,939
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Increase in interest receivable	(789,070)	(685,661)	(1,571,858)	(2,150,320)
Increase in swap receivable	—	—	—	(10,421)
Decrease in dividends receivable — affiliated	—	—	—	623
Decrease in dividends receivable — unaffiliated	—	—	—	6,000
Increase in variation margin receivable.	—	—	—	(2,750)
Increase in cash pledged as collateral for financial futures contracts.	—	—	—	(367,000)
Decrease in cash pledged as collateral for reverse repurchase agreements	—	—	—	1,995,000
Increase in other assets	—	—	—	(31,866)
Decrease in prepaid expenses	16,929	18,711	37,868	13,531
Increase in cash received as collateral for open reverse repurchase agreements	—	—	—	1,137,000
Increase in investment advisory fees payable	9,088	6,252	15,957	28,337
Increase (decrease) in interest expense payable	(10,496)	(15,773)	(71,892)	75,332
Decrease in deferred income	(7,454)	(6,757)	(15,592)	—
Increase (decrease) in other accrued expenses payable	(119,951)	104,011	(12,168)	(95,790)
Increase in swaps payable	17,243	18,288	38,143	90,913
Increase in reorganization costs payable	—	214,181	161,485	—
Increase in Officer’s and Directors’ fees payable	591	788	561	21,599
Net periodic and termination payments of swaps	(115,781)	(122,852)	(256,260)	(975,469)
Net realized and unrealized gain on investments	(7,300,762)	(7,738,972)	(15,637,551)	(28,705,337)
Amortization of premium and accretion of discount on investments	(827,806)	(872,165)	(1,955,799)	(804,064)
Premiums received from options written	—	—	—	75,600
Proceeds from sales of long-term investments	90,443,132	99,441,106	198,013,417	507,993,100
Purchases of long-term investments	(101,935,504)	(109,238,340)	(223,632,642)	(564,903,314)
Net proceeds from sales (purchases) of short-term securities	(95,688)	(1,177,221)	3,617,330	2,906,511
Cash used for operating activities	(4,940,660)	(3,333,809)	(6,675,903)	(2,789,846)

Cash Provided by Financing Activities
Refund of offering costs	—	10,123	—	—
Cash receipts from borrowings	98,200,000	82,000,000	157,000,000	208,660,129
Cash payments on borrowings	(86,200,000)	(69,000,000)	(133,000,000)	(157,312,071)
Cash dividends paid to shareholder	(7,203,200)	(8,715,707)	(16,911,851)	(48,455,317)
Decrease in bank overdraft	—	(1,044,731)	(573,035)	—
Cash provided by financing activities	4,796,800	3,249,685	6,515,114	2,892,741

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	561	870	918	1,753

Cash and Foreign Currency
Net increase (decrease) in cash and foreign currency	(143,299)	(83,254)	(159,871)	104,648
Cash and foreign currency at beginning of year	155,591	136,682	237,166	259,951
Cash and foreign currency at end of year	$12,292	$53,428	$77,295	$364,599

Cash Flow Information
Cash paid during the year for interest	$384,252	$440,563	$908,260	$955,616

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends	—	—	$258,718	$591,363

[1]	Consolidated Statement of Cash Flows.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the year, based on the average borrowing outstanding in relation to average total assets.

See Notes to Financial Statements.

AUGUST 31, 2012	ANNUAL REPORT	63

Financial Highlights	BlackRock Defined Opportunity Credit Trust (BHL)

					Period January 31, 2008[1] to August 31, 2008

	Year Ended August 31,
	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$13.17	$13.55	$12.53	$14.31	$14.33	[2]
Net investment income[3]	0.85	0.86	0.85	0.87	0.47
Net realized and unrealized gain (loss)	0.90	(0.45)	0.87	(1.55)	0.21
Net increase (decrease) from investment operations	1.75	0.41	1.72	(0.68)	0.68
Dividends and distributions from:
Net investment income	(0.80)	(0.79)	(0.70)	(1.09)	(0.62)
Tax return of capital	—	—	—	(0.01)	(0.06)
Total dividends and distributions	(0.80)	(0.79)	(0.70)	(1.10)	(0.68)
Capital changes with respect to issuance of shares	—	—	—	—	(0.02)
Net asset value, end of period	$14.12	$13.17	$13.55	$12.53	$14.31
Market price, end of period	$13.94	$12.65	$12.86	$11.03	$12.66

Total Investment Return[4]
Based on net asset value	13.94%	2.93%	14.39%	(2.16)%	4.79%	[5]
Based on market price	17.12%	4.17%	23.33%	(2.65)%	(11.44)%	[5]

Ratios to Average Net Assets
Total expenses	1.91%	2.02%	1.91%	2.39%	1.78%	[6]
Total expenses after fees waived and paid indirectly	1.91%	2.02%	1.90%	2.39%	1.78%	[6]
Total expenses after fees waived and paid indirectly and excluding interest expense	1.61% [7]	1.71%	1.65%	1.94%	1.48%	[6]
Net investment income	6.24%	6.10%	6.40%	8.11%	5.52%	[6]

Supplemental Data
Net assets, end of period (000)	$127,455	$118,897	$122,062	$112,862	$127,695
Borrowings outstanding, end of period (000)	$55,000	$43,000	$24,000	$27,000	$38,500
Average borrowings outstanding, during the period (000)	$39,077	$36,369	$24,633	$31,141	$13,788
Portfolio turnover	53%	91%	102%	41%	18%
Asset coverage, end of period per $1,000	$3,317	$3,765	$6,086	$5,180	$4,317

[1]	Commencement of operations.
[2]	Net asset value, beginning of period, reflects a deduction of $0.675 per share sales charge from initial offering price of $15.00 per share.
[3]	Based on average shares outstanding.
[4]	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.
[7]	For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense and borrowing costs was 1.52%.

See Notes to Financial Statements.

64	ANNUAL REPORT	AUGUST 31, 2012

Financial Highlights	BlackRock Diversified Income Strategies Fund, Inc. (DVF)

	Year Ended August 31,
	2012[1]		2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$10.19		$10.47	$8.74	$13.94	$17.50
Net investment income [2]	0.67		0.75	0.80	1.06	1.61
Net realized and unrealized gain (loss)	0.67		(0.28)	1.78	(4.88)	(3.41)
Net increase (decrease) from investment operations	1.34		0.47	2.58	(3.82)	(1.80)
Dividends and distributions from:
Net investment income	(0.70)		(0.69)	(0.80)	(1.14)	(1.72)
Tax return of capital	—		(0.06)	(0.05)	(0.24)	(0.04)
Total dividends and distributions	(0.70)		(0.75)	(0.85)	(1.38)	(1.76)
Net asset value, end of year	$10.83		$10.19	$10.47	$8.74	$13.94
Market price, end of year	$10.54		$9.84	$10.45	$8.80	$12.77

Total Investment Return [3]
Based on net asset value	14.08%		4.30%	30.27%	(23.82)%	(10.17)%
Based on market price	14.97%		0.91%	29.13%	(16.27)%	(16.08)%

Ratios to Average Net Assets
Total expenses	1.96%	[4]	1.74%	1.53%	2.47%	2.77%
Total expenses after fees waived and paid indirectly	1.96%	[4]	1.74%	1.53%	2.47%	2.77%
Total expenses after fees waived and paid indirectly and excluding interest expense	1.64%	[4,5]	1.39%	1.26%	1.57%	1.23%
Net investment income	6.39%		6.99%	7.86%	13.63%	10.40%

Supplemental Data
Net assets, end of year (000)	$134,332		$126,307	$129,385	$107,556	$169,707
Borrowings outstanding, end of year (000)	$60,000		$47,000	$29,000	$18,000	$65,500
Average borrowings outstanding, during the year (000)	$44,803		$43,553	$25,074	$28,247	$64,335
Portfolio turnover	53%		93%	105%	45%	41%
Asset coverage, end of year per $1,000	$3,239		$3,687	$5,462	$6,975	$3,591

[1]	Consolidated Financial Highlights.
[2]	Based on average shares outstanding.
[3]	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Includes reorganization costs associated with the Fund’s merger. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.80%, 1.80%, and 1.47%, respectively.
[5]	For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense and borrowing costs was 1.54%.

See Notes to Financial Statements.

AUGUST 31, 2012	ANNUAL REPORT	65

Financial Highlights	BlackRock Floating Rate Income Strategies Fund, Inc (FRA)

			Year Ended August 31,
	2012[1]		2011	2010	2009	2008
.Per Share Operating Performance
Net asset value, beginning of year	$14.04		$14.36	$12.93	$16.12	$18.25
Net investment income[2]	0.97		0.96	0.91	1.14	1.45
Net realized and unrealized gain (loss)	0.90		(0.36)	1.48	(3.04)	(2.03)
Net increase (decrease) from investment operations	1.87		0.60	2.39	(1.90)	(0.58)
Dividends and distributions from:
Net investment income	(0.93)		(0.86)	(0.94)	(1.29)	(1.55)
Tax return of capital	—		(0.06)	(0.02)	—	—
Total dividends and distributions	(0.93)		(0.92)	(0.96)	(1.29)	(1.55)
Net asset value, end of year	$14.98		$14.04	$14.36	$12.93	$16.12
Market price, end of year	$15.20		$13.33	$14.61	$12.26	$14.49

Total Investment Return [3]
Based on net asset value	13.91%		4.04%	18.91%	(8.88)%	(2.56)%
Based on market price	21.74%		(2.91)%	27.59%	(3.88)%	(4.28)%

Ratios to Average Net Assets
Total expenses	1.67%	[4]	1.60%	1.45%	1.96	2.61%
Total expenses after fees waived and paid indirectly	1.67%	[4]	1.60%	1.45%	1.96	2.60%
Total expenses after fees waived and paid indirectly and excluding interest expense	1.35%	[4,5]	1.30%	1.22%	1.31	1.18%
Net investment income	6.67%		6.44%	6.43%	10.18	8.49%

Supplemental Data
Net assets, end of year (000)	$276,990		$259,205	$264,379	$237,160	$295,005
Borrowings outstanding, end of year (000)	$117,000		$93,000	$53,000	$38,000	$101,500
Average borrowings outstanding, during the year (000)	$88,197		$79,195	$48,258	$50,591	$102,272
Portfolio turnover	53%		91%	96%	58	49%
Asset coverage, end of year per $1,000	$3,367		$3,787	$5,988	$7,241	$3,906

[1]	Consolidated Financial Highlights.
[2]	Based on average shares outstanding.
[3]	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Includes reorganization costs associated with the Fund’s merger. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.61%, 1.61%, and 1.29%, respectively.
[5]	For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense and borrowing costs was 1.26%.

See Notes to Financial Statements.

66	ANNUAL REPORT	AUGUST 31, 2012

Financial Highlights	BlackRock Limited Duration Income Trust (BLW)

						Period November 1, 2007 to August 31, 2008

								Year Ended October 31, 2007
	Year Ended August 31,
	2012[1]	2011	2010		2009
Per Share Operating Performance
Net asset value, beginning of period	$16.52	$16.79	$14.95		$16.71	$18.52		$19.01
Net investment income	1.31 [2]	1.34 [2]	1.12	[2]	1.01 [2]	1.14	[2]	1.50
Net realized and unrealized gain (loss)	0.88	(0.37)	1.62		(1.61)	(1.76)		(0.49)
Net increase (decrease) from investment operations	2.19	0.97	2.74		(0.60)	(0.62)		1.01
Dividends and distributions from:
Net investment income	(1.33)	(1.24)	(0.90)		(1.16)	(1.19)		(1.41)
Net realized gain	—	—	—		—	—		(0.06)
Tax return of capital	—	—	—		—	—		(0.03)
Total dividends and distributions	$(1.33)	$(1.24)	$(0.90)		$(1.16)	$(1.19)		$(1.50)
Net asset value, end of period	$17.38	$16.52	$16.79		$14.95	$16.71		$18.52
Market price, end of period	$18.00	$16.01	$16.76		$14.09	$14.57		$16.68

Total Investment Return[3]
Based on net asset value	13.86%	5.85%	19.00%		(1.57)%	(2.60)%	[4]	5.66%
Based on market price	21.68%	2.77%	26.04%		6.40%	(5.70)%	[4]	(4.03)%

Ratios to Average Net Assets
Total expenses	1.05%	1.01%	0.82%		0.72%	1.39%	[5]	2.16%
Total expenses after fees waived and before fees paid indirectly	1.05%	1.00%	0.81%		0.71%	1.39%	[5]	2.16%
Total expenses after fees waived and paid indirectly	1.05%	1.00%	0.81%		0.71%	1.38%	[5]	2.14%
Total expenses after fees waived and paid indirectly and excluding interest
expense	0.89%	0.87%	0.73%		0.69%	0.76%	[5]	0.83%
Net investment income	7.82%	7.75%	6.90%		7.42%	7.84%	[5]	7.92%

Supplemental Data
Net assets, end of period (000)	$642,391	$609,818	$619,381		$551,505	$616,393		$638,109
Borrowings outstanding, end of period (000)	$296,476	$244,120	$123,233		—	$64,538		$109,287
Average borrowings outstanding during the period (000)	$242,396	$191,303	$44,160		$11,705	$120,295		$172,040
Portfolio turnover	54%	106% [6]	248%	[7]	287% [8]	191%	[9]	65%
Asset coverage, end of period per $1,000	$3,167	$3,498	$6,026		—	$10,551		$7,251

[1]	Consolidated Financial Highlights.
[2]	Based on average shares outstanding.
[3]	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes mortgage dollar roll and to-be-announced (“TBA”) transactions. Excluding these transactions, the portfolio turnover rate would have been 87%.
[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 113%.
[8]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 79%.
[9]	Includes TBA transactions. Excluding these transactions, the portfolio turnover rate would have been 24%.

See Notes to Financial Statements.

AUGUST 31, 2012	ANNUAL REPORT	67

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Defined Opportunity Credit Trust (“BHL”), BlackRock Diversified Income Strategies Fund, Inc. (“DVF”), BlackRock Floating Rate Income Strategies Fund, Inc. (“FRA”) and BlackRock Limited Duration Income Trust (“BLW”) (collectively, the “Funds” or individually as a “Fund”) are registered under the 1940 Act, as diversified, closed-end management investment companies. BHL and BLW are organized as Delaware Statutory trusts. DVF and FRA are organized as Maryland corporations. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Boards of Directors and the Boards of Trustees of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the NAV of their Common Shares on a daily basis.

Reorganizations: On May 23, 2012, the Board approved separate plans of reorganization whereby FRA will acquire all of the assets and all of the liabilities of DVF and BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB and with DVF, each a “Target Fund”) in exchange for newly issued shares of FRA in a merger transaction.

The following is a summary of significant accounting policies followed by the Funds:

Basis of Consolidation: The accompanying consolidated financial statements include the accounts of DVF JGW SPV, LLC, DVF (S-MARTIN) SPV, LLC, FRA JGW SPV, LLC and BLW JGW SPV, LLC (the “Taxable Subsidiaries”), all of which are wholly owned taxable subsidiaries of each Fund. The Taxable Subsidiaries enable the Funds to hold investments that are organized as an operating partnership and still satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investments held by the Taxable Subsidiaries are taxable to such subsidiaries. An income tax provision for all income, including realized and unrealized gains, if any, is reflected as either a reduction in investment income or as component of realized and unrealized gain (loss) on the Consolidated Statements of Operations. The Funds may invest up to 25% of their total assets in the Taxable Subsidiary. Intercompany accounts and transactions have been eliminated. The Taxable Subsidiary is subject to the same investment policies and restrictions that apply to the Funds.

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The Global Valuation Committee is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that

68	ANNUAL REPORT	AUGUST 31, 2012

Notes to Financial Statements (continued)

the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Funds’ net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board.

Foreign Currency: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

AUGUST 31, 2012	ANNUAL REPORT	69

Notes to Financial Statements (continued)

Collateralized Debt Obligations: Certain Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is a bankruptcy remote entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Certain Trusts may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Trusts may not fully recoup their initial investment in IOs.

Stripped Mortgage-Backed Securities: Certain Trusts may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Trusts also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts: Certain Trusts may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: Certain Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Funds may invest in floating rate loan interests. The floating rate loan interests the Funds hold are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR, the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of its investment policies.

70	ANNUAL REPORT	AUGUST 31, 2012

Notes to Financial Statements (continued)

When a Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Funds upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Funds having a direct contractual relationship with the borrower, and the Funds may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Reverse Repurchase Agreements: Certain Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Securities sold under reverse repurchase agreements are recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. During the term of the reverse repurchase agreement, the Funds continue to receive the principal and interest payments on these securities. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Funds’ obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Funds either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts and swaps), or certain borrowings (e.g., reverse repurchase agreements and loan payable), the Funds will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities,

AUGUST 31, 2012	ANNUAL REPORT	71

Notes to Financial Statements (continued)

is recognized on the accrual basis. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statements of Operations.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of dividends and distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, may be treated as a tax return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four years ended August 31, 2012. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standard Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Fund’s Board, independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Prior to March 31, 2012, each Fund elected to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations, and dividends and distributions received from the BlackRock Closed-End Fund investments through March 31, 2012 are included in income — affiliated in the Statements of Operations.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options and centrally cleared swaps is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Fund and each of its respective counterparties. An ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and

72	ANNUAL REPORT	AUGUST 31, 2012

Notes to Financial Statements (continued)

Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Funds and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (equity and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds holds the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security at a price different from the current market value.

Swaps: The Funds enter into swap agreements, in which the Funds and a counterparty agree to either make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be executed on a registered financial and commodities exchange (“centrally cleared swaps”). In a centrally cleared swap, the Funds typically enter into an agreement with a counterparty; however, performance is guaranteed by the central clearinghouse reducing or eliminating the Funds’ exposure to the credit risk of the counterparty. These payments received or made by the Funds are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. When the swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions

AUGUST 31, 2012	ANNUAL REPORT	73

Notes to Financial Statements (continued)

involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Credit default swaps — The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds enter into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.
•	Interest rate swaps — The Trusts enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating , for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of August 31, 2012

Asset Derivatives

		BHL	DVF	FRA	BLW
	Statements of Assets
	and Liabilities Location	Value
Equity contracts	Investments at value — unaffiliated	—	—	—	$316,881
Interest rate contracts	Net unrealized appreciation [1];	—	—	—	232,064
Foreign currency exchange contracts	Unrealized appreciation on foreign	$145	—	$3	148,795
	currency exchange contracts
Credit contracts	Unrealized appreciation on swaps [1];	—	—	—	125,337
Total		$145	—	$3	$823,077

Liability Derivatives

		BHL	DVF	FRA	BLW
	Statements of Assets
	and Liabilities Location	Value
Equity contracts	Net unrealized depreciation [1];	—	—	—	$361,266
	Options written at value
Interest rate contracts	Net unrealized depreciation [1];	—	—	—	283,383
	Unrealized depreciation on swaps [1]
Foreign currency exchange contracts	Unrealized depreciation on foreign	$132,044	$99,745	$221,993	1,283,988
	currency exchange contracts
Credit contracts	Unrealized depreciation on swaps [1];	66,320	70,339	146,707	345,353
Total		$198,364	$170,084	$368,700	$2,273,990

[1]	Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
74	ANNUAL REPORT	AUGUST 31, 2012

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended August 31, 2012
	Net Realized Gain (Loss) From
	BHL	DVF	FRA	BLW
Equity contracts:
Financial futures contracts	—	—	—	$128,748
Interest rate contracts:
Financial futures contracts	—	—	—	(43,856)
Swaps	—	—	—	(29,126)
Options [1]	—	—	—	176,120
Foreign currency exchange contracts:
Foreign currency transactions	$720,984	$569,395	$798,304	2,717,948
Credit contracts:
Swaps	(20,125)	(21,400)	(44,658)	(286,928)
Total	$700,859	$547,995	$753,646	$2,662,906

	Net Change in Unrealized Appreciation/Depreciation on
	BHL	DVF	FRA	BLW
Equity contracts:
Financial futures contracts	—	—	—	$(288,888)
Options [1]	—	—	—	2,103
Interest rate contracts:
Financial futures contracts	—	—	—	45,855
Swaps	—	—	—	(260,243)
Options [1]	—	—	—	104,611
Foreign currency exchange contracts:
Foreign currency translations	$(105,988)	$(77,214)	$(164,440)	(579,435)
Credit contracts:
Swaps	(66,320)	(70,339)	(146,707)	(299,997)
Total	$(172,308)	$(147,553)	$(311,147)	$(1,275,994)
Interest rate contracts:.

[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended August 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BHL	DVF	FRA	BLW
Financial future contracts:
Average number of contracts purchased	—	—	—	114
Average number of contracts sold	—	—	—	48
Average notional value of contracts purchased	—	—	—	$20,948,182
Average notional value of contracts sold	—	—	—	$5,189,097
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	4	3	5	9
Average number of contracts — US dollars sold	2	2	2	6
Average US dollar amounts purchased	$5,828,736	$4,913,799	$9,963,120	$57,358,063
Average US dollar amounts sold	$382,607	$383,423	$1,172,849	$8,417,280
Options:
Average number of option contracts purchased	—	13	20	3,546
Average number of option contracts written	—	—	—	1,500
Average notional value of option contracts purchased	—	$12,257	$18,857	$4,855,872
Average notional value of option contracts written	—	—	—	$1,987,500
Average number of swaption contracts written	—	—	—	1
Average notional value of swaption contracts written	—	—	—	$1,925,000
Credit default swaps:
Average number of contracts — buy protection	1	1	1	4
Average number of contracts — sell protection	—	—	—	1
Average notional value-buy protection	$408,375	$433,125	$903,375	$15,127,438
Average notional value-sell protection	—	—	—	$8,125,000
Interest rate swaps:
Average number of contracts — pays fixed rate	—	—	—	1
Average notional value — pays fixed rate	—	—	—	$7,250,000

AUGUST 31, 2012	ANNUAL REPORT	75

Notes to Financial Statements (continued)

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets, plus the proceeds of any outstanding borrowings used for leverage as follows:

BHL	1.00%
DVF	0.75%
FRA	0.75%
BLW	0.55%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in, fees waived by Manager in the Statements of Operations.

The Manager provides investment management and other services to the Taxable Subsidiaries. The Manager does not receive separate compensation from the Taxable Subsidiaries for providing investment management or administrative services. However, each Fund pays the Manager based on the Fund’s net assets which includes the assets of the Taxable Subsidiaries.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Certain officers and/or Directors of the Funds are officers and/or Directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns and excluding short-term securities and US government securities for the year ended August 31, 2012 were as follows:

	Purchases	Sales
BHL	$99,658,538	$89,086,222
DVF	$107,893,306	$96,003,424
FRA	$220,299,496	$195,618,713
BLW	$513,272,430	$452,222,610

Purchases and sales of US government securities for BLW for the year ended August 31, 2012 were $13,534,081 and $13,549,018, respectively.

Transactions in options written for the year ended August 31, 2012, were as follows:

	Calls			Puts
		Notional	Premiums		Notional	Premiums
BLW	Contracts	(000)	Received	Contracts	(000)	Received
Outstanding options, beginning of year	—	$7,400	$76,220	—	$15,100	$229,830
Options written	—	—	—	6,000	—	75,600
Options exercised	—	—	—	—	(7,700)	(30,030)
Options expired	—	(7,400)	(76,220)	—	(7,400)	(199,800)
Outstanding options, end of year	—	—	—	6,000	—	$75,600

5. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of August 31, 2012 attributable to the accounting for swap agreements, amortization methods on fixed income securities, foreign currency transactions, income recognized from pass-through entities and a liquidating distribution of a wholly-owned subsidiary were reclassified to the following accounts:

	BHL	DVF	FRA	BLW
Paid-in capital	$(6)	$(419,008)	$(15)	—
Undistributed (distribution in excess of) net investment income	$724,273	$1,027,785	$914,664	$2,928,592
Accumulated net realized loss	$(724,267)	$(608,777)	$(914,649)	$(2,928,592)

The tax character of distributions paid during the fiscal years ended August 31, 2012 and August 31, 2011 was as follows:

		BHL	DVF	FRA	BLW
Ordinary income	8/31/12	$7,217,171	$8,705,562	$17,066,400	$48,930,681
	8/31/11	7,140,522	8,509,258	15,965,641	45,830,635
Tax return of capital	8/31/11	—	739,496	1,072,049	—
Total	8/31/12	$7,217,171	$8,705,562	$17,066,400	$48,930,681
	8/31/11	$7,140,522	$9,248,754	$17,037,690	$45,830,635

76	ANNUAL REPORT	AUGUST 31, 2012

Notes to Financial Statements (continued)

As of August 31, 2012, the tax components of accumulated net losses were as follows:

	BHL	DVF	FRA	BLW
Undistributed ordinary income	$1,660,136	$600,465	$2,138,183	$7,775,401
Capital loss carryforwards	(3,695,649)	(88,878,920)	(73,249,870)	(73,744,438)
Net unrealized gains (losses) [1]	1,943,600	(5,463,837)	(1,171,025)	6,325,173
Qualified late-year losses [2]	(526,566)	(719,890)	(970,838)	(457,423)
Total	$(618,479)	$(94,462,182)	$(73,253,550)	$(60,101,287)

[1]	The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the timing and recognition of partnership income, the accounting for swap agreements, the deferral of compensation to directors and investments in wholly owned subsidiaries.
[2]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending August 31, 2013.

As of August 31, 2012, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires August 31,	BHL	DVF	FRA	BLW
2013	—	—	$691,829	—
2014	—	$1,755,694	—	—
2015	—	2,237,399	—	—
2016	—	1,444,704	475,453	$21,882,229
2017	—	20,249,830	20,954,032	9,996,868
2018	$3,695,649	52,502,532	43,990,722	37,509,275
2019	—	7,153,981	2,206,081	—
No expiration date[3]	—	3,534,780	4,931,753	4,356,066
Total	$3,695,649	$88,878,920	$73,249,870	$73,744,438

3 Must be utilized prior to losses subject to expiration.

During the year ended August 31, 2012, BHL utilized $147,902 of its capital loss carryforward.

As of August 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	BHL	DVF	FRA	BLW
Tax cost	$184,374,583	$201,769,787	$401,579,518	$932,565,934
Gross unrealized appreciation	$3,427,418	$4,319,730	$7,905,398	$32,380,982
Gross unrealized depreciation	(1,417,575)	(7,685,537)	(7,328,646)	(23,010,831)
Net unrealized appreciation (depreciation)	$2,009,843	$(3,365,807)	$576,752	$9,370,151

6. Borrowings:

BHL, DVF and FRA entered into a senior committed secured, 364-day revolving line of credit and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). The Funds have granted a security interest in substantially all of their assets to SSB. The SSB Agreement allowed for the following maximum commitment amounts:

Commitment
Amounts
BHL	$63,300,000
DVF	$66,800,000
FRA	$137,200,000

Prior to March 2, 2012, advances were made by SSB to the Funds, at the Funds’ option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above the overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR.

Effective March 2, 2012, Advances will be made by SSB to the Funds, at the Funds’ option of (a) the higher of (i) 0.75% above the Fed Funds rate and (ii) 0.75% above the LIBOR or (b) 0.75% above 7-day, 30-day, 60-day or 90-day LIBOR.

In addition, the Funds pay a facility fee and a commitment fee based upon SSB’s total commitment to the Funds. The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs. Advances to the Funds as of August 31, 2012 are shown in the Statements of Assets and Liabilities as loan payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

The Funds may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

AUGUST 31, 2012	ANNUAL REPORT	77

Notes to Financial Statements (continued)

For the year ended August 31, 2012, the daily weighted average interest rates for Funds with loans under the revolving credit agreements were as follows:

Daily Weighted
Average
Interest Rate
BHL	0.95%
DVF	0.95%
FRA	0.95%

For the year ended August 31, 2012, the daily weighted average interest rate for BLW with borrowings from reverse repurchase agreements was as follows:

Daily Weighted
Average
Interest Rate
BLW	0.42%

7. Commitments:

The Funds may invest in floating rate loan interests. In connection with these investments, the Funds may also enter into unfunded floating rate loan interests and bridge loan commitments (“commitments”). Bridge loan commitments may obligate the Funds to furnish temporary financing to a borrower until permanent financing can be arranged. At August 31, 2012, the Funds had outstanding bridge loan commitments as follows:

Commitment
Amounts
BLW	$1,200,000

In connection with either of these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period.

Commitment fees received in advance and unrecognized are recorded on the Statement of Assets and Liabilities as deferred income. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and Statement of Operations. As of August 31, 2012, the Funds had no outstanding unfunded floating rate loan interests.

8. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in Statements of Assets and Liabilities, less any collateral held by the Funds.

The Funds invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

9. Capital Share Transactions:

BHL and BLW are authorized to issue an unlimited number of shares, par value $0.001, all of which were initially classified as Common Shares. DVF and FRA are authorized to issue 200 million shares, par value $0.10, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares without approval of Common Shareholders.

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended August 31,
	2012	2011
BHL	—	18,402
DVF	—	42,239
FRA	17,388	58,212
BLW	34,642	30,417

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

Each Fund paid a net investment income dividend on September 28, 2012 to Common Shareholders of record on September 14, 2012 as follows:

Common
Dividend
Per Share
BHL	$0.0685
DVF	$0.0585
FRA	$0.0770
BLW	$0.1075

78	ANNUAL REPORT	AUGUST 31, 2012

Notes to Financial Statements (concluded)

Additionally, the Funds declared a net investment income dividend on October 1, 2012 payable to Common Shareholders of record on October 15, 2012 as follows:

Common
Dividend
Per Share
BHL	$0.0685
FRA	$0.0770
BLW	$0.1075

The Board and shareholders of FRA and the Board and shareholders of each of the Target Funds, approved the reorganizations of each Target Fund into FRA pursuant to which FRA acquired all of the assets and all of the liabilities of each Target Fund in exchange for an equal aggregate value of newly issued shares of FRA in a merger transaction.

Each shareholder of a Target Fund received shares of FRA in an amount equal to the aggregate NAV of such shareholder’s Target Fund shares, as determined at the close of business on October 5, 2012. Cash was distributed for any fractional shares.

The reorganizations were accomplished by a tax-free exchange of shares of FRA in the following amounts and at the following conversion ratios:

	Shares Prior to	Conversion	Shares of
Target Funds	Reorganizations	Ratio	FRA
FRB	10,585,281	0.91462449	9,681,549
DVF	12,405,453	0.72423797	8,984,499

Each Target Fund’s net assets and composition of net assets on October 5, 2012, the date of the reorganization, were as follows:

	Target Funds
	FRB	DVF
Net assets	$145,503,247	$135,026,897
Paid-in capital	$199,039,469	$228,390,538
Undistributed (distributions in excess of)
net investment income	$(142,364)	$(97,246)
Accumulated net realized loss.	$(54,909,880)	$(89,378,206)
Net unrealized appreciation (depreciation)	$1,516,022	$(3,888,189)

For financial reporting purposes, assets received and shares issued by FRA were recorded at fair value. However, the cost basis of the investments being received from the Target Funds were carried forward to align ongoing reporting of FRA’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of FRA before the acquisition were $278,016,037.

The aggregate net assets of FRA immediately after the acquisition amounted to $558,546,181. Each Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

	Fair Value of	Cost of
Target Funds	Investments	Investments
FRB	$220,588,307	$219,010,017
DVF	$206,051,284	$209,710,937

The purpose of these transactions was to combine three funds managed by the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. Each reorganization was a tax-free event and was effective on October 5, 2012.

In connection with the reorganizations, DVF and FRA paid a special income distribution on September 26, 2012 to shareholders of record as of September 24, as follows:

Distribution
Per Share
DVF	$0.0810
FRA	$0.1080

AUGUST 31, 2012	ANNUAL REPORT	79

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Diversified Income Strategies Fund, Inc. and BlackRock Floating Rate Income Strategies Fund, Inc. and to the Shareholders and Board of Trustees of BlackRock Defined Opportunity Credit Trust and BlackRock Limited Duration Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Defined Opportunity Credit Trust (the “Fund”) as of August 31, 2012, and its related statements of operations and cash flows for the year then ended, its statements of changes in net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented. We have also audited the consolidated statements of assets and liabilities, including the consolidated schedules of investments, of BlackRock Diversified Income Strategies Fund, Inc., BlackRock Floating Rate Income Strategies Fund, Inc., and BlackRock Limited Duration Income Trust, (collectively the “Funds”), as of August 31, 2012, and their related consolidated statements of operations and consolidated cash flows for the year then ended, their consolidated statements of changes in net assets for each of the two years in the period then ended, and their consolidated financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31,2012, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Defined Opportunity Credit Trust as of August 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, and the consolidated financial positions of BlackRock Diversified Income Strategies Fund, Inc., BlackRock Floating Rate Income Strategies Fund, Inc., and BlackRock Limited Duration Income Trust, as of August 31, 2012, the consolidated results of their operations and their consolidated cash flows for the year then ended, the consolidated changes in their net assets for each of the two years in the period then ended, and their consolidated financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 10 to the consolidated financial statements, on September 13, 2012, the Board of Floating Rate Income Strategies Fund II, Inc. and BlackRock Diversified Income Strategies Fund, Inc. (individually, a “Target Fund”) approved the reorganizations of each Target Fund into BlackRock Floating Rate Income Strategies Fund, Inc. pursuant to which BlackRock Floating Rate Income Strategies Fund, Inc. acquired substantially all of the assets and substantially all of the liabilities of each Target Fund in exchange for newly issued shares of BlackRock Floating Rate Income Strategies Fund, Inc.

Deloitte & Touche LLP
Boston, Massachusetts
October 26, 2012

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Funds for the taxable year ended August 31, 2012.

	Payable Dates	BHL	DVF	FRA	BLW
Interest-Related Dividends for Non-US Residents [1]	September 2011 — January 2012	93.30%	72.26%	83.09%	92.79%
	February 2012 — August 2012	57.35%	66.22%	65.55%	61.84%

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.
80	ANNUAL REPORT	AUGUST 31, 2012

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors or Trustees, as applicable (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock Defined Opportunity Credit Trust (“BHL”), BlackRock Diversified Income Strategies Fund, Inc. (“DVF”), BlackRock Floating Rate Income Strategies Fund, Inc. (“FRA”) and BlackRock Limited Duration Income Trust (“BLW” and together with BHL, DVF and FRA, each a “Fund,” and, collectively, the “Funds”) met on April 26, 2012 and May 22-23, 2012 to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board of each Fund also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) among the Manager, BlackRock Financial Management, Inc. (the “Sub-Advisor”), and its Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, considered at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objectives, policies and restrictions; (e) the Funds’ compliance with their Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees ratios for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Boards requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Boards in response to specific questions. These questions covered issues such as profitability, including the impact of BlackRock’s upfront costs in sponsoring closed-end funds and the relative profitability of closed-end and open end funds, investment performance and management fee levels. The Boards considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 26, 2012 meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of the Funds as compared with a peer group of funds as determined by Lipper and, with respect to BHL, DVF and FRA, a customized peer group selected by BlackRock (collectively, “Peers”), as well as the gross investment performance of BLW as compared with its custom benchmark; (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the

AUGUST 31, 2012	ANNUAL REPORT	81

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

administration fee, if any) charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) the existence, impact and sharing of potential economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock and (f) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At an in-person meeting held on April 26, 2012, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April 26, 2012 meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 22-23, 2012 Board meeting.

At an in-person meeting held on May 22-23, 2012, each Board, including all the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund, each for a one-year term ending June 30, 2013. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Funds; and (f) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared Fund performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and their Funds’ portfolio management teams, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to their Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Boards, including the Independent Board Members, also reviewed and considered the performance history of their Funds. In preparation for the April 26, 2012 meeting, the Boards worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with their review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to funds in that Fund’s applicable Lipper category, and with respect to BHL, DVF and FRA, a customized peer group selected by BlackRock, and with respect to BLW, the gross investment performance of BLW as compared with its custom benchmark. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

82	ANNUAL REPORT	AUGUST 31, 2012

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Board of DVF noted that, in general, DVF performed better than its Peers in that DVF’s performance was at or above the median of its Customized Lipper Peer Group in two of the one-, three- and five-year periods reported. Based on its discussions with BlackRock and the Board’s review of DVF’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, DVF’s Board noted that DVF’s investment performance as compared to its Customized Lipper Peer Group provided a more meaningful comparison of DVF’s relative performance.

The Board of BHL noted that BHL performed below the median of its Customized Lipper Peer Group in the one- and three-year periods reported, but that BHL performed at or above the median of its Customized Lipper Peer Group in the since-inception period reported. Based on its discussions with BlackRock and the Board’s review of BHL’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, the Board of BHL noted that BHL’s investment performance as compared to its Customized Lipper Peer Group provided a more meaningful comparison of BHL’s relative performance. The Board of BHL and BlackRock reviewed and discussed the reasons for BHL’s underperformance during the one- and three-year periods compared with its Peers. BHL’s Board was informed that, among other things, the two major factors impacting performance during the one- and three-year periods were leverage and general investment style. On average, BHL has tended to run lower leverage than BHL’s competitors and the investment style leads to overweight positions to higher-quality assets. The two years following the financial crisis in 2008 witnessed a significant rally in lower credit quality assets. The overweight to higher quality assets and below average leverage were the primary drivers to the underperformance for the three-year period.

The Board of FRA noted that FRA performed below the median of its Customized Lipper Peer Group in each of the one-, three- and five-year periods reported. Based on its discussions with BlackRock and the Board’s review of FRA’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, the Board of FRA noted that FRA’s investment performance as compared to its Customized Lipper Peer Group provided a more meaningful comparison of FRA’s relative performance. The Board of FRA and BlackRock reviewed and discussed the reasons for FRA’s underperformance during these periods compared with its Peers. FRA’s Board was informed that, among other things, the two major factors impacting performance during the one- and three-year periods were leverage and general investment style. On average, FRA has tended to run lower leverage than FRA’s competitors and the investment style leads to overweight positions to higher-quality assets. The two years following the financial crisis in 2008 witnessed a significant rally in lower credit quality assets. The overweight to higher quality assets and below average leverage were the primary drivers to the underperformance for the three-year period.

The Board of BLW noted that BLW’s gross performance underperformed its customized benchmark in the one- and five-year periods reported, but that BLW’s gross performance exceeded its customized benchmark in the three-year period reported. Based on its discussions with BlackRock and the Board’s review of BLW’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, BLW’s Board noted that BLW’s gross investment performance as compared to its customized benchmark provided a more meaningful comparison of BLW’s relative performance. The Board of BLW and BlackRock reviewed and discussed the reasons for BLW’s underperformance during the one- and five-year periods compared with its customized benchmark. BLW’s Board was informed that, among other things, BLW’s underperformance for the one-and five-year periods was mainly attributable to the high yield and leverage loan portions of the portfolio (2008 in particular). In 2011, BLW’s high yield strategies in general lagged behind the benchmark, mostly a result of conservative and partially hedged positions held in the second half of the year, including the market’s rebound in October through December. In 2008 both the loan and high yield strategies underperformed their benchmarks.

The Boards of BHL, FRA and BLW and BlackRock discussed BlackRock’s strategy for improving the performance of BHL, FRA and BLW and BlackRock’s commitment to providing the resources necessary to assist the Funds’ portfolio managers and to improve the Funds’ performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Funds. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010, and December 31, 2009. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards considered BlackRock’s overall operating margin, in general, compared

AUGUST 31, 2012	ANNUAL REPORT	83

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. In addition, the Boards considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Board of BHL noted that BHL’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by BHL’s Peers, in each case before taking into account any expense reimbursements or fee waivers. BHL’s Board also noted, however, that BHL’s actual management fee ratio, after giving effect to any expense reimbursement or fee waivers by BlackRock, was reasonable relative to the median actual management fee ratio paid by BHL’s Peers, after giving effect to any expense reimbursement or fee waivers.

The Board of each of DVF, FRA and BLW noted that its respective Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its advisory fee structure.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that they had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

Each Board, including all the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2013, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Funds and their shareholders. In arriving at their decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making these determinations. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

84	ANNUAL REPORT	AUGUST 31, 2012

Automatic Dividend Reinvestment Plans

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N. A. through the internet at www.computershare.com/ investor, or in writing to Computershare, P. O. Box 43078, Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at 250 Royall Street, Canton, MA 02021.

AUGUST 31, 2012	ANNUAL REPORT	85

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Director	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	98 RICS consisting of 94 Portfolios	None
Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Director	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.	98 RICs consisting of 94 Portfolios	AtriCure, Inc. (medical devices)
Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Director and Member of the Audit Committee	Since 2011	Managing Director and Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010.	98 RICs consisting of 94 Portfolios	None
Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Director and Member of the Audit Committee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	98 RICs consisting of 94 Portfolios	None
Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	98 RICs consisting of 94 Portfolios	The McClatchy Company (publishing) BellSouth (telecommunications); Knight Ridder (publishing)
James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Director and Member of the Audit Committee	Since 2007	Chief Financial Officer of JP Morgan & Co., Inc. from 1990 to 1995.	98 RICs consisting of 94 Portfolios	None
Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	98 RICs consisting of 94 Portfolios	BlackRock Kelso Capital Corp. (business development company)

86	ANNUAL REPORT	AUGUST 31, 2012

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director [2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Director	Since 2007	Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003; Chairman, Economic Policy Committee of the OECD from 2001 to 2003.	98 RICs consisting of 94 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)
W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Director and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Department, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	98 RICs consisting of 94 Portfolios	None
[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding good cause thereof. In 2011, the Board of Directors unanimously approved extending the mandatory retirement age for James T. Flynn by one additional year, which the Board believes would be in the best interest of shareholders.
[2] Date shown is the earliest date a person has served for the Funds covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	160 RICs consisting of 278 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	160 RICs consisting of 278 Portfolios	None
3 Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Funds based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding good cause thereof.

AUGUST 31, 2012	ANNUAL REPORT	87

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Since 2007[2]	Managing Director of BlackRock since 2000; Chief Marketing Officer of BlackRock since 2012; President and Chief Executive Officer of the BlackRock-advised funds from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group since 2009 to 2012; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Robert W. Crothers 55 East 52nd Street New York, NY 10055 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010; Associate of BlackRock from 2006 to 2007.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Janey Ahn 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012; Associate at Willkie Farr & Gallagher LLP from 2006 to 2008.
[1] Officers of the Funds serve at the pleasure of the Board.
2 Ms. Ackerley was President and Chief Executive Officer from 2009 to 2011.

Investment Advisor	Custodian and	Transfer Agent	Independent Registered	Legal Counsel	Address of the Funds
BlackRock Advisors, LLC	Accounting Agent	Common Shares	Public Accounting Firm	Skadden, Arps, Slate,	100 Bellevue Parkway
Wilmington, DE 19809	State Street Bank	Computershare Trust	Deloitte & Touche LLP	Meagher & Flom LLP	Wilmington, DE 19809
	and Trust Company	Company, N.A.	Boston, MA 02116	New York, NY 10036
Sub-Advisor	Boston, MA 02110	Canton, MA 02021
BlackRock Financial
Management, Inc.
New York, NY 10055

Effective May 22, 2012, Robert W. Crothers became Vice President of the Funds. Effective May 22, 2012, Ira P. Shapiro resigned as Secretary of the Funds and Janey Ahn became Secretary of the Funds.

The Funds are managed by a team of investment professionals. Effective March 16,2012, Tom Musmanno became a co-portfolio manager of BLW, responsible for the day-to-day management of the Fund.
88	ANNUAL REPORT	AUGUST 31, 2012

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 27, 2012 for shareholders of record on May 31, 2012 to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

Approved the Class II Directors as follows:

	Frank J. Fabozzi			James T. Flynn			Karen P. Robards
		Votes			Votes			Votes
	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain
BHL	8,598,551	146,526	0	8,598,551	146,526	0	8,591,754	153,323	0
BLW	33,321,202	624,963	0	33,306,967	639,198	0	33,317,004	629,161	0

For the Funds listed above, Directors whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Paul L. Audet, Michael J. Castellano, Richard E. Cavanagh, Kathleen F. Feldstein, Henry Gabbay, Jerrold B. Harris, R. Glenn Hubbard and W. Carl Kester.

Approved the Directors as follows:

	Paul L. Audet			Michael J. Castellano			Richard E. Cavanagh
		Votes			Votes			Votes
	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain
DVF	11,445,811	415,430	0	11,438,562	422,679	0	11,445,811	415,430	0
FRA	17,065,874	225,995	0	17,087,833	204,036	0	17,088,066	203,803	0

	Frank J. Fabozzi			Kathleen F. Feldstein			James T. Flynn
		Votes			Votes			Votes
	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain
DVF	11,438,562	422,679	0	11,439,282	421,959	0	11,444,888	416,353	0
FRA	17,080,197	211,672	0	17,065,020	226,849	0	17,048,171	243,698	0

	Henry Gabbay			Jerrold B. Harris			R. Glenn Hubbard
		Votes			Votes			Votes
	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain
DVF	11,438,562	422,679	0	11,445,623	415,618	0	11,445,811	415,430	0
FRA	17,065,886	225,983	0	17,066,182	225,687	0	17,059,139	232,730	0

	W. Carl Kester			Karen P. Robards
		Votes			Votes
	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain
DVF	11,445,811	415,430	0	11,439,464	421,777	0
FRA	17,081,961	209,908	0	17,088,050	203,819	0

AUGUST 31, 2012	ANNUAL REPORT	89

Additional Information (continued)

Fund Certification

Certain Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of their chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

The Funds’ dividend policy is to distribute all or a portion of their net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

On February 9, 2012, the Board of BLW approved the removal of BLW’s non-fundamental investment policy requiring that counterparties with respect to swap transactions be rated A or A-1 or better by S&P’s or Fitch Ratings, Inc. (“Fitch”) or A or P-1 or better by Moody’s. As a result of this investment policy change, BLW may enter into swap transactions with any counterparties approved by the Manager. Such counterparties may entail a greater degree of credit risk or risk of nonperformance than counterparties rated A or A-1 or better by S&P’s or Fitch or A or P-1 or better by Moody’s. The Manager will seek to minimize BLW’s exposure to counterparty risk by entering into swap transactions with counterparties the Manager believe to be creditworthy at the time they enter into such transactions. To the extent BLW engages in swap transactions, shareholders of BLW will be dependent on the analytical ability of the Manager to evaluate the credit quality of counterparties to such transactions. In the event of the insolvency of a counterparty, BLW may not be able to recover its assets, in full or at all, during the insolvency process. In addition, counterparties to investments may have no obligation to make markets in such investments and may have the ability to apply essentially discretionary margin and credit requirements. The foregoing investment policy amendment will not alter BLW’s investment objective.

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

Other than as disclosed above, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by shareholders or in the principal risk factors associated with investment in the Funds. Other than as disclosed on page 88, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ web-sites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

90	ANNUAL REPORT	AUGUST 31, 2012

Additional Information (concluded)

General Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate Blckrock’s website in this report.

Section 19(a) Notice

These reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Each Fund will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

August 31, 2012

	Total Fiscal Year-to-Date				Percentage of Fiscal Year-to-Date
	Cumulative Distributions by Character				Cumulative Distributions by Character
		Net				Net
	Net	Realized	Return	Total Per	Net	Realized	Return	Total Per
	Investment	Capital	of	Common	Investment	Capital	of	Common
	Income	Gains	Capital	Share	Income	Gains	Capital	Share
DVF [1]	$0.664576	—	$0.037424	$0.702000	95%	0%	5%	100%
FRA	$0.924000	—	—	$0.924000	100%	0%	0%	100%

[1]	The Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect a Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

AUGUST 31, 2012	ANNUAL REPORT	91

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#CEFT-BK4-8/12-AR

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

2

Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Defined Opportunity Credit Trust	$60,000	$54,500	$0	$0	$9,300	$8,800	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,970,000	$3,030,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g.,

3

unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Defined Opportunity Credit Trust	$9,300	$8,800

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,970,000 and $3,030,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b)	Not Applicable

Item 6 – Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

4

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – as of August 31, 2012.

(1)	The registrant is managed by a team of investment professionals comprised of Leland Hart, Managing Director at BlackRock, James E. Keenan, Managing Director of BlackRock, and C. Adrian Marshall, Director of BlackRock. Each of the foregoing professionals is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Mr. Keenan has been a member of the registrant’s portfolio management team since 2008. Messrs. Hart and Marshall have been members of the registrant’s portfolio management team since 2009.
Portfolio Manager	Biography
Leland Hart	Managing Director of BlackRock since 2009; Partner of R3 Capital Partners ("R3") in 2009; Managing Director of R3 from 2008 to 2009; Managing Director of Lehman Brothers from 2006 to 2008; Executive Director of Lehman Brothers from 2003 to 2006.
James E. Keenan	Managing Director of BlackRock since 2008 and Head of the Leveraged Finance Portfolio team; Director of BlackRock from 2006 to 2007; Vice President of BlackRock from 2004 to 2005.
C. Adrian Marshall	Director of BlackRock since 2007; Vice President of BlackRock from 2004 to 2007.

(a)(2)	As of August 31, 2012:
5

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Leland Hart	9	12	11	0	8	0
	$3.35 Billion	$3.35 Billion	$2.87 Billion	$0	$2.17 Billion	$0
James E. Keenan	16	12	29	0	8	4
	$13.14 Billion	$8.2 Billion	$7.12 Billion	$0	$2.14 Billion	$571.2 Million
C. Adrian Marshall	9	12	11	0	8	0
	$3.35 Billion	$3.35 Billion	$2.87 Billion	$0	$2.17 Billion	$0
(iv)	Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  It should also be noted that Messrs. Hart, Keenan and Marshall may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Hart, Keenan and Marshall may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted policies that are intended to ensure

6

reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)	As of August 31, 2012:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation.

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
Leland Hart C. Adrian Marshall	A combination of market-based indices (e.g., S&P Leveraged All Loan Index), certain customized indices and certain fund industry peer groups.
James E. Keenan	A combination of market-based indices (e.g., The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and

7

that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Hart, Keenan and Marshall have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. All of the eligible portfolio managers have participated in the deferred compensation program.

Other compensation benefits.

In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following incentive savings plans. BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($250,000 for 2012).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. Messrs. Hart, Keenan and Marshall are each eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities – As of August 31, 2012.
Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Leland Hart	$100,001-$500,000
James E. Keenan	Over $1 Million
C. Adrian Marshall	None

8

(b) Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

9

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Defined Opportunity Credit Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Defined Opportunity Credit Trust

Date: November 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Defined Opportunity Credit Trust

Date: November 5, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Defined Opportunity Credit Trust

Date: November 5, 2012

10